EUROPEAN INVESTMENT BANK EXHIBIT II Schedule of Outstanding Borrowings as of December 31, 2011CurrencyBorrowing number Value Date Interest rate Rate Maturity date Initial amount in currency of borrowing Nominal outstanding in currency of borrowing Nominal outstanding in EUR Nominal outstanding in USD (1) AUD0668010005/03/2004FIXED/6.000014/08/2013-500,000,000.00 -500,000,000.00 -392,989,074.90-508,488,564.02AUD0668020016/12/2005FIXED/6.000014/08/2013-100,000,000.00 -100,000,000.00 -78,597,814.98-101,697,712.80AUD1119010010/03/2006FIXED/5.558610/03/2021-222,110,000.00 -179,880,964.95 -141,382,508.02-182,934,827.12AUD0668030016/08/2006FIXED/6.000014/08/2013-400,000,000.00 -400,000,000.00 -314,391,259.92-406,790,851.21AUD1248010011/10/2006FLOATING/2.370020/08/2020-250,000,000.00 -50,000,000.00 -39,298,907.49-50,848,856.40AUD1285010023/01/2007FIXED/6.125023/01/2017-400,000,000.00 -400,000,000.00 -314,391,259.92-406,790,851.21AUD1285020023/03/2007FIXED/6.125023/01/2017-400,000,000.00 -400,000,000.00 -314,391,259.92-406,790,851.21AUD1248020007/01/2008FLOATING/2.370020/08/2020-250,000,000.00 -250,000,000.00 -196,494,537.45-254,244,282.01AUD1392010024/01/2008FIXED/7.000024/01/2012-500,000,000.00 -500,000,000.00 -392,989,074.90-508,488,564.02AUD1285030030/01/2008FIXED/6.125023/01/2017-400,000,000.00 -400,000,000.00 -314,391,259.92-406,790,851.21AUD0668040029/02/2008FIXED/6.000014/08/2013-500,000,000.00 -500,000,000.00 -392,989,074.90-508,488,564.02AUD1285040028/03/2008FIXED/6.125023/01/2017-400,000,000.00 -400,000,000.00 -314,391,259.92-406,790,851.21AUD1425010002/04/2008FIXED/6.700023/03/2018-280,000,000.00 -280,000,000.00 -220,073,881.95-284,753,595.85AUD1431010011/04/2008FIXED/6.740030/03/2017-400,000,000.00 -400,000,000.00 -314,391,259.92-406,790,851.21AUD1392020029/04/2008FIXED/7.000024/01/2012-500,000,000.00 -500,000,000.00 -392,989,074.90-508,488,564.02AUD0668050030/05/2008FIXED/6.000014/08/2013-500,000,000.00 -500,000,000.00 -392,989,074.90-508,488,564.02AUD1496010018/12/2008FIXED/0.500018/12/2020-24,850,000.00 -24,850,000.00 -19,531,557.02-25,271,881.63AUD0668060007/05/2009FIXED/6.000014/08/2013-500,000,000.00 -500,000,000.00 -392,989,074.90-508,488,564.02AUD1588010020/05/2009FIXED/5.375020/05/2014-750,000,000.00 -750,000,000.00 -589,483,612.36-762,732,846.03AUD1588020017/06/2009FIXED/5.375020/05/2014-250,000,000.00 -250,000,000.00 -196,494,537.45-254,244,282.01AUD1617010007/08/2009FIXED/6.500007/08/2019-750,000,000.00 -750,000,000.00 -589,483,612.36-762,732,846.03AUD1617020026/08/2009FIXED/6.500007/08/2019-300,000,000.00 -300,000,000.00 -235,793,444.94-305,093,138.41AUD1588030015/09/2009FIXED/5.375020/05/2014-350,000,000.00 -350,000,000.00 -275,092,352.43-355,941,994.81AUD1588040008/10/2009FIXED/5.375020/05/2014-550,000,000.00 -550,000,000.00 -432,287,982.39-559,337,420.42AUD1617030008/10/2009FIXED/6.500007/08/2019-600,000,000.00 -600,000,000.00 -471,586,889.88-610,186,276.82AUD1647010020/11/2009FIXED/6.250015/04/2015-1,500,000,000.00 -1,500,000,000.00 -1,178,967,224.71-1,525,465,692.05AUD1588050016/12/2009FIXED/5.375020/05/2014-500,000,000.00 -500,000,000.00 -392,989,074.90-508,488,564.02AUD1617040020/01/2010FIXED/6.500007/08/2019-450,000,000.00 -450,000,000.00 -353,690,167.41-457,639,707.62AUD0668070002/02/2010FIXED/6.000014/08/2013-650,000,000.00 -650,000,000.00 -510,885,797.37-661,035,133.22AUD1688010015/03/2010FIXED/4.830017/03/2014-17,750,000.00 -17,750,000.00 -13,951,112.16-18,051,344.02AUD1700010025/03/2010FIXED/4.930025/03/2013-390,000,000.00 -390,000,000.00 -306,531,478.42-396,621,079.93AUD1647020031/03/2010FIXED/6.250015/04/2015-600,000,000.00 -600,000,000.00 -471,586,889.88-610,186,276.82AUD1617050015/04/2010FIXED/6.500007/08/2019-500,000,000.00 -500,000,000.00 -392,989,074.90-508,488,564.02AUD1285050030/04/2010FIXED/6.125023/01/2017-650,000,000.00 -650,000,000.00 -510,885,797.37-661,035,133.22AUD1718010020/05/2010FIXED/4.270024/05/2012-231,000,000.00 -231,000,000.00 -181,560,952.61-234,921,716.58AUD1617060029/06/2010FIXED/6.500007/08/2019-500,000,000.00 -500,000,000.00 -392,989,074.90-508,488,564.02AUD1752010006/08/2010FIXED/6.000006/08/2020-1,000,000,000.00 -1,000,000,000.00 -785,978,149.81-1,016,977,128.04AUD1647030019/08/2010FIXED/6.250015/04/2015-500,000,000.00 -500,000,000.00 -392,989,074.90-508,488,564.02AUD1752020010/09/2010FIXED/6.000006/08/2020-600,000,000.00 -600,000,000.00 -471,586,889.88-610,186,276.82AUD1774010026/10/2010FIXED/4.510024/10/2013-83,900,000.00 -83,900,000.00 -65,943,566.77-85,324,381.04AUD1752030024/01/2011FIXED/6.000006/08/2020-600,000,000.00 -600,000,000.00 -471,586,889.88-610,186,276.82AUD1588060007/02/2011FIXED/5.375020/05/2014-350,000,000.00 -350,000,000.00 -275,092,352.43-355,941,994.81AUD1798010007/02/2011FLOATING/4.860020/05/2014-350,000,000.00 -350,000,000.00 -275,092,352.43-355,941,994.81AUD1752040010/02/2011FIXED/6.000006/08/2020-400,000,000.00 -400,000,000.00 -314,391,259.92-406,790,851.21AUD1798020004/03/2011FLOATING/4.860020/05/2014-400,000,000.00 -400,000,000.00 -314,391,259.92-406,790,851.21AUD1846010008/06/2011FIXED/6.250008/06/2021-500,000,000.00 -500,000,000.00 -392,989,074.90-508,488,564.02AUD1843010021/06/2011FIXED/0.500021/06/2023-1,100,000,000.00 -1,100,000,000.00 -864,575,964.79-1,118,674,840.84AUD1617070029/06/2011FIXED/6.500007/08/2019-350,000,000.00 -350,000,000.00 -275,092,352.43-355,941,994.81AUD1857010021/07/2011FIXED/0.500021/07/2023-550,000,000.00 -550,000,000.00 -432,287,982.39-559,337,420.42

AUD1869010010/08/2011FIXED/0.500010/08/2023-500,000,000.00 -500,000,000.00 -392,989,074.90-508,488,564.02AUD1879010026/10/2011FIXED/0.500026/10/2023-220,000,000.00 -220,000,000.00 -172,915,192.96-223,734,968.17AUDXS071665127702/12/2011FIXED/4.750002/02/2012-75,000,000.00 -75,000,000.00 -58,948,361.24-76,273,284.60AUDXS072043138513/12/2011FIXED/4.420013/02/2012-12,000,000.00 -12,000,000.00 -9,431,737.80-12,203,725.54AUDXS072177118515/12/2011FIXED/4.770017/01/2012-500,000,000.00 -500,000,000.00 -392,989,074.90-508,488,564.02AUDXS072263731016/12/2011FIXED/4.500016/03/2012-55,000,000.00 -55,000,000.00 -43,228,798.24-55,933,742.04AUDXS072476816221/12/2011FIXED/4.800005/01/2012-200,000,000.00 -200,000,000.00 -157,195,629.96-203,395,425.61-24,411,610,000.00 -24,169,380,964.95 -18,996,605,332.72 -24,579,707,640.14 Currency Borrowing number Value Date Interest rate Rate Maturity date Initial amount in currency of borrowing Nominal outstanding in currency of borrowing Nominal outstanding in EUR Nominal outstanding in USD (1) BGN1370010022/10/2007FIXED/5.250022/10/2012-25,000,000.00 -25,000,000.00 -12,782,493.10-16,539,267.82BGN1370020022/10/2007FIXED/5.250022/10/2012-30,000,000.00 -30,000,000.00 -15,338,991.72-19,847,121.38BGN1448010026/06/2008FLOATING/3.463026/06/2013-40,000,000.00 -40,000,000.00 -20,451,988.96-26,462,828.51BGN1451010023/07/2008FIXED/6.750023/07/2012-50,000,000.00 -50,000,000.00 -25,564,986.19-33,078,535.64BGN1451020023/07/2008FIXED/6.750023/07/2012-10,000,000.00 -10,000,000.00 -5,112,997.24-6,615,707.13BGN1448020003/09/2008FLOATING/3.463026/06/2013-45,000,000.00 -45,000,000.00 -23,008,487.58-29,770,682.07BGN1451030026/03/2009FIXED/6.750023/07/2012-20,000,000.00 -20,000,000.00 -10,225,994.48-13,231,414.26BGN1451040026/03/2009FIXED/6.750023/07/2012-10,000,000.00 -10,000,000.00 -5,112,997.24-6,615,707.13-230,000,000.00 -230,000,000.00 -117,598,936.51 -152,161,263.93 Currency Borrowing number Value Date Interest rate Rate Maturity date Initial amount in currency of borrowing Nominal outstanding in currency of borrowing Nominal outstanding in EUR Nominal outstanding in USD (1) CAD0781010015/11/2004FIXED/5.400005/01/2045-300,000,000.00 -246,000,000.00 -186,152,099.89-240,862,202.04CAD1292010030/01/2007FIXED/4.600030/01/2037-850,000,000.00 -528,303,000.00 -399,775,255.39-517,269,202.95CAD1308010021/03/2007FIXED/4.518128/05/2037-103,828,000.00 -128,016,934.92 -96,872,444.13-125,343,255.46CAD1308020021/03/2007FIXED/4.538428/05/2037-51,604,000.00 -63,685,460.62 -48,191,797.67-62,355,367.00CADXS072484088821/12/2011FIXED/1.220023/01/2012-18,000,000.00 -18,000,000.00 -13,620,885.36-17,624,063.56-1,323,432,000.00 -984,005,395.54 -744,612,482.44 -963,454,091.02 Currency Borrowing number Value Date Interest rate Rate Maturity date Initial amount in currency of borrowing Nominal outstanding in currency of borrowing Nominal outstanding in EUR Nominal outstanding in USD (1) CHF0153010028/01/1999FIXED/3.500028/01/2014-1,000,000,000.00 -1,000,000,000.00 -822,639,026.00-1,064,412,635.74CHF0517010022/07/2003FIXED/2.500022/07/2015-250,000,000.00 -250,000,000.00 -205,659,756.50-266,103,158.93CHF0896010011/07/2005FIXED/2.375010/07/2020-400,000,000.00 -400,000,000.00 -329,055,610.40-425,765,054.29CHF0896020002/08/2005FIXED/2.375010/07/2020-100,000,000.00 -100,000,000.00 -82,263,902.60-106,441,263.57CHF0923010029/08/2005FIXED/2.000029/08/2016-200,000,000.00 -200,000,000.00 -164,527,805.20-212,882,527.15CHF0896030007/02/2006FIXED/2.375010/07/2020-500,000,000.00 -500,000,000.00 -411,319,513.00-532,206,317.87CHF1204010030/06/2006FIXED/3.125030/06/2036-225,000,000.00 -225,000,000.00 -185,093,780.85-239,492,843.04CHF1204020021/07/2006FIXED/3.125030/06/2036-75,000,000.00 -75,000,000.00 -61,697,926.95-79,830,947.68CHF1266010020/12/2006FLOATING/1.029620/12/2016-300,000,000.00 -275,000,000.00 -226,225,732.15-292,713,474.83CHF1279010008/02/2007FIXED/2.500008/02/2019-300,000,000.00 -300,000,000.00 -246,791,707.80-319,323,790.72CHF0896040020/09/2007FIXED/2.375010/07/2020-150,000,000.00 -150,000,000.00 -123,395,853.90-159,661,895.36CHF1355010015/10/2007FIXED/3.375015/10/2027-200,000,000.00 -200,000,000.00 -164,527,805.20-212,882,527.15CHF1204030016/11/2007FIXED/3.125030/06/2036-75,000,000.00 -75,000,000.00 -61,697,926.95-79,830,947.68CHF1279020025/02/2008FIXED/2.500008/02/2019-125,000,000.00 -125,000,000.00 -102,829,878.25-133,051,579.47CHF1279030025/02/2008FIXED/2.500008/02/2019-75,000,000.00 -75,000,000.00 -61,697,926.95-79,830,947.68CHF1428010030/04/2008FIXED/3.250030/04/2018-300,000,000.00 -300,000,000.00 -246,791,707.80-319,323,790.72CHF0517020006/11/2008FIXED/2.500022/07/2015-150,000,000.00 -150,000,000.00 -123,395,853.90-159,661,895.36CHF1204040006/02/2009FIXED/3.125030/06/2036-240,000,000.00 -240,000,000.00 -197,433,366.24-255,459,032.58CHF1279040011/02/2009FIXED/2.500008/02/2019-150,000,000.00 -150,000,000.00 -123,395,853.90-159,661,895.36CHF0517030009/03/2009FIXED/2.500022/07/2015-100,000,000.00 -100,000,000.00 -82,263,902.60-106,441,263.57CHF1546010014/04/2009FIXED/3.000014/04/2021-200,000,000.00 -200,000,000.00 -164,527,805.20-212,882,527.15

CHF1559010024/04/2009FIXED/2.000024/04/2014-350,000,000.00 -350,000,000.00 -287,923,659.10-372,544,422.51CHF0923020020/05/2009FIXED/2.000029/08/2016-150,000,000.00 -150,000,000.00 -123,395,853.90-159,661,895.36CHF1559020029/05/2009FIXED/2.000024/04/2014-150,000,000.00 -150,000,000.00 -123,395,853.90-159,661,895.36CHF1591010010/06/2009FIXED/2.740010/09/2018-100,000,000.00 -100,000,000.00 -82,263,902.60-106,441,263.57CHF1279050006/07/2009FIXED/2.500008/02/2019-225,000,000.00 -225,000,000.00 -185,093,780.85-239,492,843.04CHF1279060024/08/2009FIXED/2.500008/02/2019-100,000,000.00 -100,000,000.00 -82,263,902.60-106,441,263.57CHF1279070019/10/2009FIXED/2.500008/02/2019-75,000,000.00 -75,000,000.00 -61,697,926.95-79,830,947.68CHF0896050007/12/2009FIXED/2.375010/07/2020-125,000,000.00 -125,000,000.00 -102,829,878.25-133,051,579.47CHF1671010001/02/2010FLOATING/7.948001/02/2012-137,851,737.66 -137,851,737.66 -113,402,219.20-146,731,131.42CHF0896060008/02/2010FIXED/2.375010/07/2020-200,000,000.00 -200,000,000.00 -164,527,805.20-212,882,527.15CHF1667010011/02/2010FIXED/2.625011/02/2025-200,000,000.00 -200,000,000.00 -164,527,805.20-212,882,527.15CHF1279080018/03/2010FIXED/2.500008/02/2019-100,000,000.00 -100,000,000.00 -82,263,902.60-106,441,263.57CHF1683010022/03/2010FIXED/2.125022/01/2020-250,000,000.00 -250,000,000.00 -205,659,756.50-266,103,158.93CHF1708010021/04/2010FIXED/1.750021/04/2017-200,000,000.00 -200,000,000.00 -164,527,805.20-212,882,527.15CHF1711010023/04/2010FIXED/2.625023/04/2030-100,000,000.00 -100,000,000.00 -82,263,902.60-106,441,263.57CHF1683020015/07/2010FIXED/2.125022/01/2020-75,000,000.00 -75,000,000.00 -61,697,926.95-79,830,947.68CHF1756010018/08/2010FIXED/2.170018/08/2025-50,000,000.00 -50,000,000.00 -41,131,951.30-53,220,631.79CHF1750010024/08/2010FIXED/2.000024/08/2022-175,000,000.00 -175,000,000.00 -143,961,829.55-186,272,211.25CHF1750020024/08/2010FIXED/2.000024/08/2022-50,000,000.00 -50,000,000.00 -41,131,951.30-53,220,631.79CHF1766010006/10/2010FIXED/2.000006/10/2031-50,000,000.00 -50,000,000.00 -41,131,951.30-53,220,631.79CHF1781010030/11/2010FIXED/2.000030/11/2035-100,000,000.00 -100,000,000.00 -82,263,902.60-106,441,263.57CHF1708020021/02/2011FIXED/1.750021/04/2017-100,000,000.00 -100,000,000.00 -82,263,902.60-106,441,263.57CHF1667020002/03/2011FIXED/2.625011/02/2025-75,000,000.00 -75,000,000.00 -61,697,926.95-79,830,947.68CHF1750030031/05/2011FIXED/2.000024/08/2022-150,000,000.00 -150,000,000.00 -123,395,853.90-159,661,895.36CHF1750040031/05/2011FIXED/2.000024/08/2022-50,000,000.00 -50,000,000.00 -41,131,951.30-53,220,631.79CHF1750050026/07/2011FIXED/2.000024/08/2022-50,000,000.00 -50,000,000.00 -41,131,951.30-53,220,631.79CHF1885010023/11/2011FIXED/1.625023/11/2023-160,000,000.00 -160,000,000.00 -131,622,244.16-170,306,021.72CHF1885020023/11/2011FIXED/1.625023/11/2023-50,000,000.00 -50,000,000.00 -41,131,951.30-53,220,631.79-8,712,851,737.66 -8,687,851,737.66 -7,146,965,891.50 -9,247,459,166.96 Currency Borrowing number Value Date Interest rate Rate Maturity date Initial amount in currency of borrowing Nominal outstanding in currency of borrowing Nominal outstanding in EUR Nominal outstanding in USD (1) CZK0129010025/02/1998FIXED/11.656925/02/2013-382,600,000.00 -382,600,000.00 -14,836,933.34-19,197,508.05CZK0191010017/04/2000FIXED/6.500017/04/2015-2,000,000,000.00 -2,000,000,000.00 -77,558,459.69-100,352,890.99CZK0129020028/11/2001FIXED/5.629725/02/2013-540,500,000.00 -540,500,000.00 -20,960,173.73-27,120,368.79CZK0359010025/10/2002FIXED/4.000025/10/2022-550,000,000.00 -550,000,000.00 -21,328,576.41-27,597,045.02CZK0368010027/11/2002FIXED/4.925027/11/2017-364,650,000.00 -364,650,000.00 -14,140,846.16-18,296,840.85CZK0406010012/02/2003FLOATING/4.850012/02/2013-500,000,000.00 -500,000,000.00 -19,389,614.92-25,088,222.75CZK0407010020/02/2003FIXED/4.694920/02/2023-1,398,155,000.00 -199,736,550.47 -7,745,629.60-10,022,070.14CZK0415010021/02/2003FIXED/4.696021/02/2028-317,500,000.00 -317,500,000.00 -12,312,405.48-15,931,021.44CZK0432010027/02/2003FIXED/4.466827/02/2018-1,038,382,400.00 -147,615,364.37 -5,724,410.14-7,406,814.28CZK0359020005/03/2003FIXED/4.000025/10/2022-450,000,000.00 -450,000,000.00 -17,450,653.43-22,579,400.47CZK0459010015/04/2003FLOATING/6.330015/06/2013-750,000,000.00 -750,000,000.00 -29,084,422.38-37,632,334.12CZK0488010016/06/2003FLOATING/3.387015/06/2013-750,000,000.00 -750,000,000.00 -29,084,422.38-37,632,334.12CZK0566010028/08/2003FLOATING/0.970028/08/2018-1,000,000,000.00 -1,000,000,000.00 -38,779,229.84-50,176,445.50CZK0567010028/08/2003FLOATING/13.775428/08/2018-500,000,000.00 -500,000,000.00 -19,389,614.92-25,088,222.75CZK0605010023/10/2003FLOATING/4.236023/10/2013-500,000,000.00 -500,000,000.00 -19,389,614.92-25,088,222.75CZK0606010029/10/2003FLOATING/4.400029/10/2013-500,000,000.00 -500,000,000.00 -19,389,614.92-25,088,222.75CZK1229010018/08/2006FIXED/4.410018/08/2030-500,000,000.00 -620,412,419.71 -24,059,115.82-31,130,089.96CZK1436010030/04/2008FIXED/4.230030/04/2019-1,000,000,000.00 -1,000,000,000.00 -38,779,229.84-50,176,445.50CZK1635010026/10/2009FIXED/4.040026/10/2021-310,812,125.25 -334,965,565.29 -12,989,706.65-16,807,381.43CZK1886010016/11/2011FIXED/2.500016/11/2023-2,550,000,000.00 -2,550,000,000.00 -98,887,036.10-127,949,936.01

-15,902,599,525.25 -13,957,979,899.84 -541,279,710.67 -700,361,817.68 Currency Borrowing number Value Date Interest rate Rate Maturity date Initial amount in currency of borrowing Nominal outstanding in currency of borrowing Nominal outstanding in EUR Nominal outstanding in USD (1) DKK1216010030/06/2006FIXED/2.000030/06/2026-2,600,000,000.00 -2,600,000,000.00 -349,735,008.47-452,522,127.46DKK1304010027/02/2007FIXED/4.250010/11/2024-550,000,000.00 -550,000,000.00 -73,982,405.64-95,725,834.66DKK1304020027/02/2007FIXED/4.250010/11/2024-450,000,000.00 -450,000,000.00 -60,531,059.16-78,321,137.45DKK1216020025/05/2009FIXED/2.000030/06/2026-500,000,000.00 -500,000,000.00 -67,256,732.40-87,023,486.05-4,100,000,000.00 -4,100,000,000.00 -551,505,205.67 -713,592,585.62 Currency Borrowing number Value Date Interest rate Rate Maturity date Initial amount in currency of borrowing Nominal outstanding in currency of borrowing Nominal outstanding in EUR Nominal outstanding in USD (1) EUR0152010022/01/1999FIXED/4.021022/01/2029-200,000,000.00 -185,000,000.00 -185,000,000.00-239,371,500.00EUR0157010026/02/1999FIXED/4.000026/02/2029-75,000,000.00 -57,000,000.00 -57,000,000.00-73,752,300.00EUR0173010004/08/1999FLOATING/5.500004/08/2014-450,000,000.00 -325,295,000.00 -325,295,000.00-420,899,200.50EUR0174010017/09/1999FIXED/5.414217/09/2029-25,700,000.00 -25,700,000.00 -25,700,000.00-33,253,230.00EUR0155010005/02/1999FIXED/2.413805/02/2019-150,000,000.00 -138,342,000.00 -138,342,000.00-179,000,713.80EUR0184010015/03/2000FIXED/5.002015/03/2015-358,500,000.00 -100,338,771.28 -100,338,771.28-129,828,336.16EUR0187010015/03/2000FIXED/5.986015/03/2015-45,990,000.00 -30,362,275.42 -30,362,275.42-39,285,748.17EUR0187020015/03/2000FIXED/6.060215/03/2030-171,170,000.00 -105,392,964.20 -105,392,964.20-136,367,956.38EUR0198010004/09/2000FIXED/5.884504/09/2030-26,985,000.00 -26,985,000.00 -26,985,000.00-34,915,891.50EUR0320010019/04/2002FIXED/5.494219/04/2017-14,968,737.00 -14,968,737.00 -14,968,737.00-19,368,048.80EUR0336010023/05/2002FIXED/5.375015/10/2012-5,000,000,000.00 -5,000,000,000.00 -5,000,000,000.00-6,469,500,000.00EUR0350010015/07/2002FLOATING/3.000015/07/2012-25,000,000.00 -25,000,000.00 -25,000,000.00-32,347,500.00EUR0405010028/02/2003FLOATING/3.640028/02/2013-100,000,000.00 -44,213,000.00 -44,213,000.00-57,207,200.70EUR0445010027/03/2003FLOATING/3.690027/03/2015-100,000,000.00 -80,692,000.00 -80,692,000.00-104,407,378.80EUR0405020023/04/2003FLOATING/3.640028/02/2013-50,000,000.00 -50,000,000.00 -50,000,000.00-64,695,000.00EUR0469010025/04/2003FIXED/5.070025/04/2023-16,048,263.96 -16,048,263.96 -16,048,263.96-20,764,848.74EUR0405030014/05/2003FLOATING/3.640028/02/2013-50,000,000.00 -50,000,000.00 -50,000,000.00-64,695,000.00EUR0405040029/05/2003FLOATING/3.640028/02/2013-30,000,000.00 -30,000,000.00 -30,000,000.00-38,817,000.00EUR0487010002/06/2003FIXED/4.750002/06/2023-49,790,878.31 -49,790,878.31 -49,790,878.31-64,424,417.45EUR0513010019/06/2003FIXED/3.625015/10/2013-5,000,000,000.00 -5,000,000,000.00 -5,000,000,000.00-6,469,500,000.00EUR0548010031/07/2003FIXED/5.119331/07/2023-13,448,812.29 -13,448,812.29 -13,448,812.29-17,401,418.22EUR0552010001/08/2003FLOATING/0.000001/08/2023-100,000,000.00 -100,000,000.00 -100,000,000.00-129,390,000.00EUR0569010002/09/2003FIXED/5.200015/09/2023-24,895,439.16 -24,895,439.16 -24,895,439.16-32,212,208.73EUR0598010025/09/2003FIXED/5.179625/09/2028-25,358,992.23 -37,930,678.22 -37,930,678.22-49,078,504.55EUR0405050016/10/2003FLOATING/3.640028/02/2013-30,000,000.00 -30,000,000.00 -30,000,000.00-38,817,000.00EUR0701010013/05/2004FLOATING/1.335013/05/2015-200,000,000.00 -181,785,000.00 -181,785,000.00-235,211,611.50EUR0704010010/06/2004FIXED/4.750010/06/2014-16,691,704.22 -834,585.21 -834,585.21-1,079,869.81EUR0735010015/07/2004FIXED/4.625015/04/2020-4,000,000,000.00 -4,000,000,000.00 -4,000,000,000.00-5,175,600,000.00EUR0759010030/09/2004FLOATING/2.064025/01/2020-1,000,000,000.00 -983,000,000.00 -983,000,000.00-1,271,903,700.00EUR0790010026/11/2004FLOATING/1.650030/10/2034-30,000,000.00 -30,000,000.00 -30,000,000.00-38,817,000.00EUR0000010001/01/2005FIXED/5.750015/05/2016-76,693,782.18 -76,693,782.18 -76,693,782.18-99,234,084.76EUR0001010001/01/2005FIXED/6.000022/09/2016-102,258,376.24 -102,258,376.24 -102,258,376.24-132,312,113.02EUR0027010001/01/2005FIXED/9.000020/04/2015-31,743,451.96 -31,743,451.96 -31,743,451.96-41,072,852.49EUR0050010001/01/2005FIXED/8.500017/06/2021-90,151,815.66 -90,151,815.66 -90,151,815.66-116,647,434.28EUR0056010001/01/2005FIXED/8.298730/06/2017-6,611,133.15 -6,611,133.15 -6,611,133.15-8,554,145.18EUR0057010001/01/2005FIXED/8.311030/06/2018-6,611,133.15 -6,611,133.15 -6,611,133.15-8,554,145.18EUR0058010001/01/2005FIXED/8.322130/06/2019-6,310,627.10 -6,310,627.10 -6,310,627.10-8,165,320.40EUR0059010001/01/2005FIXED/8.335830/06/2020-6,310,627.10 -6,310,627.10 -6,310,627.10-8,165,320.40EUR0060010001/01/2005FIXED/8.346730/06/2021-6,010,121.04 -6,010,121.04 -6,010,121.04-7,776,495.61EUR0061010001/01/2005FIXED/8.357330/06/2022-5,709,614.99 -5,709,614.99 -5,709,614.99-7,387,670.84EUR0062010001/01/2005FIXED/8.366630/06/2023-5,409,108.94 -5,409,108.94 -5,409,108.94-6,998,846.06

EUR0063010001/01/2005FIXED/8.375430/06/2024-5,409,108.94 -5,409,108.94 -5,409,108.94-6,998,846.06EUR0064010001/01/2005FIXED/8.386530/06/2025-5,409,108.94 -5,409,108.94 -5,409,108.94-6,998,846.06EUR0065010001/01/2005FIXED/8.395530/06/2040-51,086,028.87 -51,086,028.87 -51,086,028.87-66,100,212.75EUR0070010001/01/2005FIXED/8.000011/10/2016-99,759,579.42 -99,759,579.42 -99,759,579.42-129,078,919.81EUR0072010001/01/2005FIXED/6.923905/11/2026-68,615,370.46 -68,615,370.46 -68,615,370.46-88,781,427.84EUR0072020001/01/2005FIXED/6.882205/11/2026-35,279,139.80 -35,279,139.80 -35,279,139.80-45,647,678.99EUR0081010001/01/2005FIXED/7.459406/12/2016-122,503,576.46 -122,503,576.46 -122,503,576.46-158,507,377.58EUR0084010001/01/2005FIXED/0.179615/09/2016-40,748,620.68 -25,182,407.19 -25,182,407.19-32,583,516.66EUR0089010001/01/2005FIXED/6.477517/02/2017-145,718,186.14 -145,718,186.14 -145,718,186.14-188,544,761.05EUR0092010001/01/2005FIXED/7.250020/02/2017-163,636,586.84 -151,062,399.30 -151,062,399.30-195,459,638.45EUR0123010001/01/2005FIXED/5.500015/02/2018-516,400,000.00 -516,400,000.00 -516,400,000.00-668,169,960.00EUR0124010001/01/2005FLOATING/6.500018/02/2013-263,532,461.90 -255,535,126.82 -255,535,126.82-330,636,900.59EUR0125010001/01/2005FIXED/5.625015/02/2028-386,400,000.00 -386,400,000.00 -386,400,000.00-499,962,960.00EUR0125020001/01/2005FIXED/5.625015/02/2028-74,400,000.00 -74,400,000.00 -74,400,000.00-96,266,160.00EUR0127010001/01/2005FLOATING/6.500005/02/2013-228,245,912.00 -221,523,912.24 -221,523,912.24-286,629,790.05EUR0137010001/01/2005FLOATING/10.653802/07/2013-93,680,116.93 -85,220,552.92 -85,220,552.92-110,266,873.42EUR0146010001/01/2005FLOATING/7.170020/11/2018-143,485,051.98 -137,230,707.89 -137,230,707.89-177,562,812.94EUR0148010001/01/2005FLOATING/1.895616/11/2018-37,115,691.51 -37,115,691.51 -37,115,691.51-48,023,993.24EUR0759020025/01/2005FLOATING/2.064025/01/2020-250,000,000.00 -250,000,000.00 -250,000,000.00-323,475,000.00EUR0803010004/02/2005FLOATING/4.401004/02/2015-50,000,000.00 -50,000,000.00 -50,000,000.00-64,695,000.00EUR0804010009/02/2005FLOATING/4.446009/02/2015-50,000,000.00 -35,000,000.00 -35,000,000.00-45,286,500.00EUR0790020011/02/2005FLOATING/1.650030/10/2034-20,000,000.00 -20,000,000.00 -20,000,000.00-25,878,000.00EUR0701020024/02/2005FLOATING/1.335013/05/2015-50,000,000.00 -50,000,000.00 -50,000,000.00-64,695,000.00EUR0823010025/02/2005FLOATING/0.000025/02/2020-200,000,000.00 -200,000,000.00 -200,000,000.00-258,780,000.00EUR0822010007/03/2005FLOATING/5.388007/03/2025-50,000,000.00 -50,000,000.00 -50,000,000.00-64,695,000.00EUR0819010009/03/2005FIXED/3.875009/03/2020-50,000,000.00 -50,000,000.00 -50,000,000.00-64,695,000.00EUR0701030014/03/2005FLOATING/1.335013/05/2015-50,000,000.00 -50,000,000.00 -50,000,000.00-64,695,000.00EUR0825010015/03/2005FLOATING/0.338015/03/2015-250,000,000.00 -250,000,000.00 -250,000,000.00-323,475,000.00EUR0826010016/03/2005FLOATING/2.570016/03/2020-100,000,000.00 -36,491,000.00 -36,491,000.00-47,215,704.90EUR0834010023/03/2005FLOATING/3.140023/03/2015-100,000,000.00 -69,395,000.00 -69,395,000.00-89,790,190.50EUR0827010024/03/2005FLOATING/2.534024/03/2020-135,000,000.00 -126,983,000.00 -126,983,000.00-164,303,303.70EUR0847010031/03/2005FLOATING/3.596031/03/2025-150,000,000.00 -104,524,000.00 -104,524,000.00-135,243,603.60EUR0859010027/04/2005FLOATING/2.652827/04/2017-50,000,000.00 -25,470,000.00 -25,470,000.00-32,955,633.00EUR0881010018/05/2005FIXED/4.000015/10/2037-5,000,000,000.00 -5,000,000,000.00 -5,000,000,000.00-6,469,500,000.00EUR0873010025/05/2005FLOATING/3.345025/05/2020-100,000,000.00 -53,130,000.00 -53,130,000.00-68,744,907.00EUR0882010008/06/2005FLOATING/3.350008/06/2020-150,000,000.00 -137,600,000.00 -137,600,000.00-178,040,640.00EUR0884010022/06/2005FLOATING/3.311022/06/2020-100,000,000.00 -100,000,000.00 -100,000,000.00-129,390,000.00EUR0897010030/06/2005FLOATING/2.500030/06/2020-125,000,000.00 -125,000,000.00 -125,000,000.00-161,737,500.00EUR0735020006/07/2005FIXED/4.625015/04/2020-1,000,000,000.00 -1,000,000,000.00 -1,000,000,000.00-1,293,900,000.00EUR0899010015/07/2005FLOATING/3.190015/07/2020-100,000,000.00 -38,700,000.00 -38,700,000.00-50,073,930.00EUR0901010015/07/2005FLOATING/0.000015/07/2020-100,000,000.00 -100,000,000.00 -100,000,000.00-129,390,000.00EUR0904010025/07/2005FLOATING/1.000025/07/2015-100,000,000.00 -91,816,000.00 -91,816,000.00-118,800,722.40EUR0911010026/07/2005FIXED/3.500026/07/2017-50,000,000.00 -50,000,000.00 -50,000,000.00-64,695,000.00EUR0909010027/07/2005FLOATING/4.948027/07/2035-50,000,000.00 -50,000,000.00 -50,000,000.00-64,695,000.00EUR0917010005/08/2005FLOATING/3.094005/08/2020-100,000,000.00 -100,000,000.00 -100,000,000.00-129,390,000.00EUR0941010017/08/2005FLOATING/2.951017/08/2030-125,000,000.00 -117,000,000.00 -117,000,000.00-151,386,300.00EUR0943010017/08/2005FLOATING/1.957017/08/2015-75,000,000.00 -52,191,000.00 -52,191,000.00-67,529,934.90EUR0898010022/08/2005FLOATING/0.000022/08/2025-75,000,000.00 -75,000,000.00 -75,000,000.00-97,042,500.00EUR0935010015/09/2005FLOATING/2.442015/09/2045-50,000,000.00 -50,000,000.00 -50,000,000.00-64,695,000.00EUR0947010016/09/2005FLOATING/4.076016/09/2030-100,000,000.00 -61,448,000.00 -61,448,000.00-79,507,567.20EUR0909020021/09/2005FLOATING/4.948027/07/2035-75,000,000.00 -75,000,000.00 -75,000,000.00-97,042,500.00EUR0967010021/09/2005FIXED/3.125015/10/2015-5,000,000,000.00 -5,000,000,000.00 -5,000,000,000.00-6,469,500,000.00EUR0985010010/10/2005FLOATING/0.000010/10/2020-100,000,000.00 -44,808,000.00 -44,808,000.00-57,977,071.20

EUR0963010013/10/2005FLOATING/2.811013/10/2025-70,000,000.00 -70,000,000.00 -70,000,000.00-90,573,000.00EUR0993010014/10/2005FLOATING/2.274014/10/2015-250,000,000.00 -250,000,000.00 -250,000,000.00-323,475,000.00EUR0969010004/11/2005FLOATING/0.000004/11/2020-50,000,000.00 -50,000,000.00 -50,000,000.00-64,695,000.00EUR0999010018/11/2005FLOATING/2.515018/11/2025-50,000,000.00 -50,000,000.00 -50,000,000.00-64,695,000.00EUR0834020002/12/2005FLOATING/3.140023/03/2015-50,000,000.00 -50,000,000.00 -50,000,000.00-64,695,000.00EUR1043010015/12/2005FLOATING/2.423015/12/2015-200,000,000.00 -200,000,000.00 -200,000,000.00-258,780,000.00EUR1051010016/01/2006FLOATING/2.567016/01/2016-172,893,000.00 -172,893,000.00 -172,893,000.00-223,706,252.70EUR1065010030/01/2006FLOATING/3.429030/01/2016-50,000,000.00 -50,000,000.00 -50,000,000.00-64,695,000.00EUR1089010017/02/2006FLOATING/2.490017/02/2016-195,000,000.00 -195,000,000.00 -195,000,000.00-252,310,500.00EUR0135010001/01/2005FLOATING/5.700015/04/2013-199,978,449.54 -192,329,166.06 -192,329,166.06-248,854,707.97EUR1223010021/07/2006FLOATING/4.281421/07/2016-1,000,000,000.00 -932,526,000.00 -932,526,000.00-1,206,595,391.40EUR1221010027/07/2006FIXED/14.103127/07/2016-19,950,000.00 -11,116,056.35 -11,116,056.35-14,383,065.31EUR1240010018/09/2006FLOATING/2.928018/09/2031-20,000,000.00 -20,000,000.00 -20,000,000.00-25,878,000.00EUR1247010022/09/2006FIXED/4.027231/12/2035-60,350,000.00 -71,090,761.00 -71,090,761.00-91,984,335.66EUR1254010025/10/2006FIXED/3.875015/10/2016-5,000,000,000.00 -5,000,000,000.00 -5,000,000,000.00-6,469,500,000.00EUR0759030018/12/2006FLOATING/2.064025/01/2020-250,000,000.00 -250,000,000.00 -250,000,000.00-323,475,000.00EUR1270010008/01/2007FIXED/1.490208/01/2027-34,777,325.00 -21,743,690.13 -21,743,690.13-28,134,160.66EUR1271010008/01/2007FIXED/1.466008/01/2032-29,780,750.00 -22,504,970.63 -22,504,970.63-29,119,181.50EUR1272010008/01/2007FIXED/1.422508/01/2037-29,784,300.00 -22,511,057.38 -22,511,057.38-29,127,057.14EUR1273010008/01/2007FIXED/1.289508/01/2047-24,828,550.00 -19,083,501.20 -19,083,501.20-24,692,142.20EUR1274010008/01/2007FIXED/1.143008/01/2057-24,841,025.00 -25,996,418.44 -25,996,418.44-33,636,765.82EUR1294010002/02/2007FIXED/4.750002/02/2037-200,000,000.00 -200,000,000.00 -200,000,000.00-258,780,000.00EUR0759040015/02/2007FLOATING/2.064025/01/2020-150,000,000.00 -150,000,000.00 -150,000,000.00-194,085,000.00EUR1270020020/02/2007FIXED/1.490208/01/2027-12,013,985.00 -12,746,301.11 -12,746,301.11-16,492,439.01EUR1271020020/02/2007FIXED/1.466008/01/2032-15,012,000.00 -15,911,861.39 -15,911,861.39-20,588,357.45EUR1272020020/02/2007FIXED/1.422508/01/2037-20,063,490.00 -21,229,658.74 -21,229,658.74-27,469,055.44EUR1273020020/02/2007FIXED/1.289508/01/2047-24,588,950.00 -25,881,968.34 -25,881,968.34-33,488,678.84EUR1274020020/02/2007FIXED/1.143008/01/2057-25,322,550.00 -26,500,339.89 -26,500,339.89-34,288,789.78EUR1307010007/03/2007FIXED/4.125015/04/2024-3,000,000,000.00 -3,000,000,000.00 -3,000,000,000.00-3,881,700,000.00EUR1342010003/07/2007FIXED/4.750015/10/2017-5,000,000,000.00 -5,000,000,000.00 -5,000,000,000.00-6,469,500,000.00EUR1344010005/07/2007FLOATING/0.000028/06/2012-600,000,000.00 -600,000,000.00 -600,000,000.00-776,340,000.00EUR1270030023/07/2007FIXED/1.490208/01/2027-48,204,720.00 -51,143,053.35 -51,143,053.35-66,173,996.73EUR1271030023/07/2007FIXED/1.466008/01/2032-42,290,750.00 -44,825,776.19 -44,825,776.19-58,000,071.81EUR1272030023/07/2007FIXED/1.422508/01/2037-43,661,820.00 -46,199,616.24 -46,199,616.24-59,777,683.45EUR1273030023/07/2007FIXED/1.289508/01/2047-30,758,650.00 -32,376,104.12 -32,376,104.12-41,891,441.12EUR1368010016/10/2007FLOATING/0.000016/10/2012-19,319,938.18 -8,877,164.58 -8,877,164.58-11,486,163.25EUR1373010024/10/2007FIXED/4.375015/04/2013-5,000,000,000.00 -5,000,000,000.00 -5,000,000,000.00-6,469,500,000.00EUR1379010014/11/2007FIXED/4.250015/10/2014-3,000,000,000.00 -3,000,000,000.00 -3,000,000,000.00-3,881,700,000.00EUR0548020004/01/2008FIXED/5.051731/07/2023-7,392,949.61 -7,392,949.63 -7,392,949.63-9,565,737.53EUR1270040008/01/2008FIXED/1.933408/01/2027-18,626,000.00 -19,727,378.00 -19,727,378.00-25,525,254.39EUR1271040008/01/2008FIXED/1.953908/01/2032-14,172,675.00 -15,019,783.33 -15,019,783.33-19,434,097.65EUR1272040008/01/2008FIXED/1.935108/01/2037-14,311,320.00 -15,158,323.13 -15,158,323.13-19,613,354.30EUR1273040008/01/2008FIXED/1.830008/01/2047-13,779,350.00 -14,549,762.08 -14,549,762.08-18,825,937.16EUR1379020017/01/2008FIXED/4.250015/10/2014-2,000,000,000.00 -2,000,000,000.00 -2,000,000,000.00-2,587,800,000.00EUR1412010031/03/2008FLOATING/0.000031/03/2014-160,855,000.00 -160,855,000.00 -160,855,000.00-208,130,284.50EUR0513020016/04/2008FIXED/3.625015/10/2013-2,000,000,000.00 -2,000,000,000.00 -2,000,000,000.00-2,587,800,000.00EUR1368020006/05/2008FLOATING/0.000016/10/2012-18,882,175.23 -18,882,175.23 -18,882,175.23-24,431,646.53EUR1437010007/05/2008FIXED/4.250015/04/2015-3,000,000,000.00 -3,000,000,000.00 -3,000,000,000.00-3,881,700,000.00EUR1423010016/05/2008FLOATING/0.000016/05/2014-67,326,000.00 -67,326,000.00 -67,326,000.00-87,113,111.40EUR1438010030/06/2008FLOATING/0.000030/06/2014-15,254,000.00 -15,254,000.00 -15,254,000.00-19,737,150.60EUR1441010030/06/2008FLOATING/0.000030/06/2014-180,000,000.00 -180,000,000.00 -180,000,000.00-232,902,000.00EUR1270050008/10/2008FIXED/1.493708/01/2027-16,070,850.00 -16,801,799.93 -16,801,799.93-21,739,848.93EUR1271050008/10/2008FIXED/1.503308/01/2032-7,723,950.00 -8,077,552.82 -8,077,552.82-10,451,545.59

EUR1272050008/10/2008FIXED/1.483108/01/2037-9,852,750.00 -10,297,665.71 -10,297,665.71-13,324,149.66EUR1273050008/10/2008FIXED/1.366508/01/2047-10,690,350.00 -11,038,271.23 -11,038,271.23-14,282,419.14EUR1484010031/10/2008FIXED/3.585631/10/2013-51,148,500.00 -56,850,077.59 -56,850,077.59-73,558,315.39EUR1482010028/11/2008FIXED/3.430028/11/2013-100,000,000.00 -100,000,000.00 -100,000,000.00-129,390,000.00EUR1492010008/12/2008FLOATING/1.117020/06/2018-40,000,000.00 -40,000,000.00 -40,000,000.00-51,756,000.00EUR1485010012/12/2008FIXED/3.320012/12/2015-100,000,000.00 -100,000,000.00 -100,000,000.00-129,390,000.00EUR1494010019/12/2008FIXED/2.850015/02/2013-125,000,000.00 -125,000,000.00 -125,000,000.00-161,737,500.00EUR1487010029/12/2008FIXED/2.830029/12/2013-50,000,000.00 -50,000,000.00 -50,000,000.00-64,695,000.00EUR1497010015/01/2009FIXED/4.375015/01/2029-60,000,000.00 -60,000,000.00 -60,000,000.00-77,634,000.00EUR1500010020/01/2009FIXED/3.125015/04/2014-3,000,000,000.00 -3,000,000,000.00 -3,000,000,000.00-3,881,700,000.00EUR1501010022/01/2009FIXED/4.380022/01/2029-51,000,000.00 -51,000,000.00 -51,000,000.00-65,988,900.00EUR1307020023/01/2009FIXED/4.125015/04/2024-1,750,000,000.00 -1,750,000,000.00 -1,750,000,000.00-2,264,325,000.00EUR1498010002/02/2009FIXED/4.375002/02/2029-60,000,000.00 -60,000,000.00 -60,000,000.00-77,634,000.00EUR1510010011/02/2009FIXED/4.250015/04/2019-2,000,000,000.00 -2,000,000,000.00 -2,000,000,000.00-2,587,800,000.00EUR1494020017/02/2009FIXED/2.850015/02/2013-40,000,000.00 -40,000,000.00 -40,000,000.00-51,756,000.00EUR1504010006/03/2009FIXED/2.170006/03/2013-75,000,000.00 -75,000,000.00 -75,000,000.00-97,042,500.00EUR1506010006/03/2009FIXED/3.762720/02/2029-67,900,000.00 -72,761,662.00 -72,761,662.00-94,146,314.46EUR1542010017/03/2009FIXED/2.500015/04/2012-5,000,000,000.00 -5,000,000,000.00 -5,000,000,000.00-6,469,500,000.00EUR1544010020/03/2009FIXED/5.020020/03/2034-49,963,007.50 -55,105,202.23 -55,105,202.23-71,300,621.17EUR1307030026/03/2009FIXED/4.125015/04/2024-500,000,000.00 -500,000,000.00 -500,000,000.00-646,950,000.00EUR1543010027/03/2009FLOATING/1.760027/03/2016-100,000,000.00 -100,000,000.00 -100,000,000.00-129,390,000.00EUR1500020001/04/2009FIXED/3.125015/04/2014-1,500,000,000.00 -1,500,000,000.00 -1,500,000,000.00-1,940,850,000.00EUR1547010001/04/2009FIXED/4.530003/04/2029-66,000,000.00 -66,000,000.00 -66,000,000.00-85,397,400.00EUR1510020003/04/2009FIXED/4.250015/04/2019-1,250,000,000.00 -1,250,000,000.00 -1,250,000,000.00-1,617,375,000.00EUR1552010006/04/2009FIXED/5.700006/04/2039-20,000,000.00 -22,344,980.00 -22,344,980.00-28,912,169.62EUR1553010006/04/2009FIXED/5.700006/04/2039-50,000,000.00 -55,862,450.00 -55,862,450.00-72,280,424.06EUR1566010006/04/2009FIXED/4.403006/04/2029-36,000,000.00 -36,000,000.00 -36,000,000.00-46,580,400.00EUR1556010009/04/2009FIXED/5.600009/04/2039-20,000,000.00 -22,302,720.00 -22,302,720.00-28,857,489.41EUR1557010009/04/2009FIXED/5.700009/04/2039-20,000,000.00 -22,344,980.00 -22,344,980.00-28,912,169.62EUR1570010009/04/2009FIXED/4.495009/04/2029-30,000,000.00 -30,000,000.00 -30,000,000.00-38,817,000.00EUR1571010009/04/2009FIXED/4.580010/04/2028-30,000,000.00 -30,000,000.00 -30,000,000.00-38,817,000.00EUR1572010009/04/2009FIXED/4.680009/04/2029-62,000,000.00 -62,000,000.00 -62,000,000.00-80,221,800.00EUR1573010014/04/2009FIXED/4.520016/04/2029-52,000,000.00 -52,000,000.00 -52,000,000.00-67,282,800.00EUR1574010014/04/2009FIXED/4.520016/04/2029-15,000,000.00 -15,000,000.00 -15,000,000.00-19,408,500.00EUR1500030015/04/2009FIXED/3.125015/04/2014-1,000,000,000.00 -1,000,000,000.00 -1,000,000,000.00-1,293,900,000.00EUR1540010015/04/2009FIXED/2.040015/04/2013-34,886,000.00 -34,886,000.00 -34,886,000.00-45,138,995.40EUR1307040016/04/2009FIXED/4.125015/04/2024-1,000,000,000.00 -1,000,000,000.00 -1,000,000,000.00-1,293,900,000.00EUR1567010024/04/2009FLOATING/2.375024/04/2039-100,000,000.00 -100,000,000.00 -100,000,000.00-129,390,000.00EUR1577010027/04/2009FIXED/4.310027/04/2024-30,000,000.00 -30,000,000.00 -30,000,000.00-38,817,000.00EUR1579010027/04/2009FIXED/4.310027/04/2024-20,000,000.00 -20,000,000.00 -20,000,000.00-25,878,000.00EUR1580010028/04/2009FIXED/4.430027/04/2029-30,000,000.00 -30,000,000.00 -30,000,000.00-38,817,000.00EUR1554010030/04/2009FIXED/2.170030/04/2013-46,902,000.00 -46,902,000.00 -46,902,000.00-60,686,497.80EUR1578010030/04/2009FIXED/5.540030/04/2039-39,992,433.61 -44,546,338.43 -44,546,338.43-57,638,507.29EUR1582010030/04/2009FIXED/3.500015/04/2016-5,000,000,000.00 -5,000,000,000.00 -5,000,000,000.00-6,469,500,000.00EUR1583010007/05/2009FIXED/4.500015/10/2025-3,500,000,000.00 -3,500,000,000.00 -3,500,000,000.00-4,528,650,000.00EUR1586010020/05/2009FIXED/4.650020/05/2027-500,000,000.00 -500,000,000.00 -500,000,000.00-646,950,000.00EUR1587010020/05/2009FIXED/4.550020/05/2024-500,000,000.00 -500,000,000.00 -500,000,000.00-646,950,000.00EUR1500040026/05/2009FIXED/3.125015/04/2014-2,750,000,000.00 -2,750,000,000.00 -2,750,000,000.00-3,558,225,000.00EUR1585010029/05/2009FLOATING/1.460029/05/2014-500,000,000.00 -500,000,000.00 -500,000,000.00-646,950,000.00EUR1592010029/05/2009FIXED/4.620029/05/2031-53,000,000.00 -53,000,000.00 -53,000,000.00-68,576,700.00EUR1583020003/06/2009FIXED/4.500015/10/2025-1,000,000,000.00 -1,000,000,000.00 -1,000,000,000.00-1,293,900,000.00EUR1593010003/06/2009FIXED/4.670003/06/2031-51,000,000.00 -51,000,000.00 -51,000,000.00-65,988,900.00EUR1599010008/06/2009FIXED/4.650008/06/2028-40,000,000.00 -40,000,000.00 -40,000,000.00-51,756,000.00

EUR1589010016/06/2009FLOATING/1.459016/06/2014-250,000,000.00 -250,000,000.00 -250,000,000.00-323,475,000.00EUR1583030017/06/2009FIXED/4.500015/10/2025-500,000,000.00 -500,000,000.00 -500,000,000.00-646,950,000.00EUR1605010017/06/2009FIXED/4.700017/06/2030-65,000,000.00 -65,000,000.00 -65,000,000.00-84,103,500.00EUR1607010019/06/2009FIXED/4.660019/06/2034-50,000,000.00 -54,768,578.00 -54,768,578.00-70,865,063.07EUR1606010022/06/2009FLOATING/2.028022/06/2039-100,000,000.00 -100,000,000.00 -100,000,000.00-129,390,000.00EUR1608010022/06/2009FIXED/4.660022/06/2033-50,000,000.00 -54,768,578.00 -54,768,578.00-70,865,063.07EUR1601010002/07/2009FIXED/4.850002/07/2029-40,000,000.00 -40,000,000.00 -40,000,000.00-51,756,000.00EUR1611010009/07/2009FLOATING/1.756009/01/2015-1,000,000,000.00 -1,000,000,000.00 -1,000,000,000.00-1,293,900,000.00EUR1612010021/07/2009FIXED/4.692521/07/2034-64,000,000.00 -64,000,000.00 -64,000,000.00-82,809,600.00EUR1616010027/07/2009FLOATING/1.838027/01/2017-1,000,000,000.00 -1,000,000,000.00 -1,000,000,000.00-1,293,900,000.00EUR1619010007/08/2009FIXED/4.505007/08/2034-52,000,000.00 -52,000,000.00 -52,000,000.00-67,282,800.00EUR1620010007/08/2009FIXED/4.530007/08/2034-50,000,000.00 -50,000,000.00 -50,000,000.00-64,695,000.00EUR1622010020/08/2009FIXED/4.440020/08/2029-50,000,000.00 -54,538,568.00 -54,538,568.00-70,567,453.14EUR1623010003/09/2009FLOATING/1.644015/01/2020-1,000,000,000.00 -1,000,000,000.00 -1,000,000,000.00-1,293,900,000.00EUR1624010010/09/2009FIXED/4.000010/09/2024-50,000,000.00 -50,000,000.00 -50,000,000.00-64,695,000.00EUR1368030025/09/2009FLOATING/0.000016/10/2012-18,832,391.71 -18,832,391.71 -18,832,391.71-24,367,231.63EUR1611020029/09/2009FLOATING/1.756009/01/2015-750,000,000.00 -750,000,000.00 -750,000,000.00-970,425,000.00EUR1627010001/10/2009FLOATING/1.805001/10/2029-60,000,000.00 -60,000,000.00 -60,000,000.00-77,634,000.00EUR1632010008/10/2009FIXED/4.430008/10/2029-42,023,714.75 -45,829,486.99 -45,829,486.99-59,298,773.22EUR1623020014/10/2009FLOATING/1.644015/01/2020-500,000,000.00 -500,000,000.00 -500,000,000.00-646,950,000.00EUR1628010015/10/2009FLOATING/1.872026/11/2025-40,000,000.00 -40,000,000.00 -40,000,000.00-51,756,000.00EUR1629010015/10/2009FLOATING/1.948029/10/2024-60,000,000.00 -60,000,000.00 -60,000,000.00-77,634,000.00EUR1368040026/10/2009FLOATING/0.000016/10/2012-19,607,843.14 -19,607,843.14 -19,607,843.14-25,370,588.24EUR1368050016/11/2009FLOATING/0.000016/10/2012-19,271,535.94 -19,271,535.94 -19,271,535.94-24,935,440.35EUR1645010018/11/2009FIXED/4.435021/11/2039-60,000,000.00 -60,000,000.00 -60,000,000.00-77,634,000.00EUR0967020019/11/2009FIXED/3.125015/10/2015-624,000,000.00 -624,000,000.00 -624,000,000.00-807,393,600.00EUR1646010023/11/2009FIXED/4.175023/11/2027-100,000,000.00 -100,000,000.00 -100,000,000.00-129,390,000.00EUR1648010023/11/2009FIXED/4.236023/11/2029-100,000,000.00 -100,000,000.00 -100,000,000.00-129,390,000.00EUR1649010026/11/2009FIXED/4.220026/11/2030-40,000,000.00 -40,000,000.00 -40,000,000.00-51,756,000.00EUR1654010027/11/2009FIXED/4.280028/11/2039-50,000,000.00 -50,000,000.00 -50,000,000.00-64,695,000.00EUR1368060002/12/2009FLOATING/0.000016/10/2012-19,379,844.96 -19,379,844.96 -19,379,844.96-25,075,581.39EUR1611030008/12/2009FLOATING/1.756009/01/2015-250,000,000.00 -250,000,000.00 -250,000,000.00-323,475,000.00EUR1655010011/12/2009FIXED/4.200012/12/2039-60,000,000.00 -60,000,000.00 -60,000,000.00-77,634,000.00EUR1656010011/12/2009FIXED/4.060011/12/2029-70,000,000.00 -70,000,000.00 -70,000,000.00-90,573,000.00EUR1368070018/12/2009FLOATING/0.000016/10/2012-13,550,135.50 -13,550,135.50 -13,550,135.50-17,532,520.32EUR1611040012/01/2010FLOATING/1.756009/01/2015-250,000,000.00 -250,000,000.00 -250,000,000.00-323,475,000.00EUR1368080014/01/2010FLOATING/0.000016/10/2012-16,090,104.59 -16,090,104.59 -16,090,104.59-20,818,986.33EUR1510030014/01/2010FIXED/4.250015/04/2019-1,750,000,000.00 -1,750,000,000.00 -1,750,000,000.00-2,264,325,000.00EUR1623030015/01/2010FLOATING/1.644015/01/2020-250,000,000.00 -250,000,000.00 -250,000,000.00-323,475,000.00EUR1660010015/01/2010FIXED/4.320016/01/2040-50,000,000.00 -50,000,000.00 -50,000,000.00-64,695,000.00EUR1059010020/01/2006FLOATING/3.250020/01/2016-100,000,000.00 -30,000,000.00 -30,000,000.00-38,817,000.00EUR1616020020/01/2010FLOATING/1.838027/01/2017-250,000,000.00 -250,000,000.00 -250,000,000.00-323,475,000.00EUR1666010020/01/2010FIXED/4.580020/01/2040-49,970,034.98 -52,258,662.59 -52,258,662.59-67,617,483.53EUR1368090002/02/2010FLOATING/0.000016/10/2012-13,823,064.77 -13,823,064.77 -13,823,064.77-17,885,663.51EUR1368100002/02/2010FLOATING/0.000016/10/2012-13,461,538.46 -13,461,538.46 -13,461,538.46-17,417,884.61EUR1668010004/02/2010FIXED/4.115004/02/2030-50,000,000.00 -50,000,000.00 -50,000,000.00-64,695,000.00EUR1673010004/02/2010FLOATING/1.609015/01/2018-600,000,000.00 -600,000,000.00 -600,000,000.00-776,340,000.00EUR1611050012/02/2010FLOATING/1.756009/01/2015-250,000,000.00 -250,000,000.00 -250,000,000.00-323,475,000.00EUR1368110019/02/2010FLOATING/0.000016/10/2012-29,527,559.06 -29,527,559.06 -29,527,559.06-38,205,708.67EUR1611060022/02/2010FLOATING/1.756009/01/2015-250,000,000.00 -250,000,000.00 -250,000,000.00-323,475,000.00EUR1684010003/03/2010FIXED/4.020003/03/2028-90,000,000.00 -90,000,000.00 -90,000,000.00-116,451,000.00EUR1685010003/03/2010FIXED/3.125003/03/2017-1,250,000,000.00 -1,250,000,000.00 -1,250,000,000.00-1,617,375,000.00EUR1368120005/03/2010FLOATING/0.000016/10/2012-24,291,497.98 -24,291,497.98 -24,291,497.98-31,430,769.24

EUR1692010009/03/2010FLOATING/1.447015/01/2014-600,000,000.00 -600,000,000.00 -600,000,000.00-776,340,000.00EUR1685020012/03/2010FIXED/3.125003/03/2017-500,000,000.00 -500,000,000.00 -500,000,000.00-646,950,000.00EUR1694010017/03/2010FIXED/2.500015/07/2015-5,000,000,000.00 -5,000,000,000.00 -5,000,000,000.00-6,469,500,000.00EUR1583040023/03/2010FIXED/4.500015/10/2025-1,750,000,000.00 -1,750,000,000.00 -1,750,000,000.00-2,264,325,000.00EUR1368130029/03/2010FLOATING/0.000016/10/2012-14,385,532.26 -14,385,532.26 -14,385,532.26-18,613,440.19EUR1685030030/03/2010FIXED/3.125003/03/2017-250,000,000.00 -250,000,000.00 -250,000,000.00-323,475,000.00EUR1702010006/04/2010FIXED/4.450006/04/2040-50,109,307.27 -52,339,171.44 -52,339,171.44-67,721,653.93EUR1368140015/04/2010FLOATING/0.000016/10/2012-20,669,698.22 -20,669,698.22 -20,669,698.22-26,744,522.53EUR1712010016/04/2010FLOATING/1.835016/04/2025-50,000,000.00 -50,000,000.00 -50,000,000.00-64,695,000.00EUR1713010019/04/2010FIXED/2.625015/03/2016-1,500,000,000.00 -1,500,000,000.00 -1,500,000,000.00-1,940,850,000.00EUR1368150022/04/2010FLOATING/0.000016/10/2012-25,288,712.80 -25,288,712.80 -25,288,712.80-32,721,065.49EUR1712020028/04/2010FLOATING/1.835016/04/2025-95,000,000.00 -95,000,000.00 -95,000,000.00-122,920,500.00EUR1715010029/04/2010FIXED/4.000015/04/2030-3,000,000,000.00 -3,000,000,000.00 -3,000,000,000.00-3,881,700,000.00EUR1685040004/05/2010FIXED/3.125003/03/2017-500,000,000.00 -500,000,000.00 -500,000,000.00-646,950,000.00EUR1721010018/05/2010FIXED/3.750019/05/2031-50,000,000.00 -50,000,000.00 -50,000,000.00-64,695,000.00EUR1722010018/05/2010FIXED/4.445018/05/2040-50,181,322.36 -52,411,882.14 -52,411,882.14-67,815,734.30EUR1368160020/05/2010FLOATING/0.000016/10/2012-21,710,811.98 -21,710,811.98 -21,710,811.98-28,091,619.62EUR1723010021/05/2010FIXED/4.500021/05/2040-50,196,002.92 -52,454,823.05 -52,454,823.05-67,871,295.54EUR1368170001/06/2010FLOATING/0.000016/10/2012-22,222,222.22 -22,222,222.22 -22,222,222.22-28,753,333.33EUR1712030004/06/2010FLOATING/1.835016/04/2025-100,000,000.00 -100,000,000.00 -100,000,000.00-129,390,000.00EUR1725010004/06/2010FIXED/3.722004/06/2032-50,000,000.00 -50,000,000.00 -50,000,000.00-64,695,000.00EUR1726010015/06/2010FLOATING/0.000015/12/2025-50,000,000.00 -50,000,000.00 -50,000,000.00-64,695,000.00EUR1728010015/06/2010FLOATING/0.000015/12/2025-50,000,000.00 -50,000,000.00 -50,000,000.00-64,695,000.00EUR1735010016/06/2010FIXED/2.625015/03/2018-750,000,000.00 -750,000,000.00 -750,000,000.00-970,425,000.00EUR1673020028/06/2010FLOATING/1.609015/01/2018-400,000,000.00 -400,000,000.00 -400,000,000.00-517,560,000.00EUR1368180029/06/2010FLOATING/0.000016/10/2012-22,665,457.84 -22,665,457.84 -22,665,457.84-29,326,835.90EUR1729010030/06/2010FIXED/1.600030/06/2016-128,233,000.00 -128,233,000.00 -128,233,000.00-165,920,678.70EUR1739010001/07/2010FIXED/4.425001/07/2050-60,512,730.31 -63,190,418.63 -63,190,418.63-81,762,082.67EUR1616030007/07/2010FLOATING/1.838027/01/2017-250,000,000.00 -250,000,000.00 -250,000,000.00-323,475,000.00EUR1685050008/07/2010FIXED/3.125003/03/2017-250,000,000.00 -250,000,000.00 -250,000,000.00-323,475,000.00EUR1735020022/07/2010FIXED/2.625015/03/2018-250,000,000.00 -250,000,000.00 -250,000,000.00-323,475,000.00EUR1740010006/08/2010FIXED/1.400006/08/2018-34,519,000.00 -34,519,000.00 -34,519,000.00-44,664,134.10EUR1368190011/08/2010FLOATING/0.000016/10/2012-21,777,003.48 -21,777,003.48 -21,777,003.48-28,177,264.80EUR1368200011/08/2010FLOATING/0.000016/10/2012-21,505,376.34 -21,505,376.34 -21,505,376.34-27,825,806.45EUR1735030023/08/2010FIXED/2.625015/03/2018-250,000,000.00 -250,000,000.00 -250,000,000.00-323,475,000.00EUR1758010031/08/2010FLOATING/1.622015/01/2016-500,000,000.00 -500,000,000.00 -500,000,000.00-646,950,000.00EUR1761010013/09/2010FIXED/3.170013/09/2034-47,284,376.53 -48,783,291.27 -48,783,291.27-63,120,700.57EUR1763010016/09/2010FIXED/3.030016/09/2037-44,666,312.99 -46,019,702.27 -46,019,702.27-59,544,892.77EUR1764010016/09/2010FIXED/2.500016/09/2019-1,000,000,000.00 -1,000,000,000.00 -1,000,000,000.00-1,293,900,000.00EUR1769010028/09/2010FIXED/3.000028/09/2022-1,000,000,000.00 -1,000,000,000.00 -1,000,000,000.00-1,293,900,000.00EUR1368210030/09/2010FLOATING/0.000016/10/2012-22,331,397.95 -22,331,397.95 -22,331,397.95-28,894,595.81EUR1765010001/10/2010FIXED/4.150030/09/2050-50,143,840.18 -52,218,991.89 -52,218,991.89-67,566,153.61EUR1764020003/11/2010FIXED/2.500016/09/2019-250,000,000.00 -250,000,000.00 -250,000,000.00-323,475,000.00EUR1368220010/11/2010FLOATING/0.000016/10/2012-21,070,375.05 -21,070,375.05 -21,070,375.05-27,262,958.28EUR1764030016/11/2010FIXED/2.500016/09/2019-500,000,000.00 -500,000,000.00 -500,000,000.00-646,950,000.00EUR1769020025/11/2010FIXED/3.000028/09/2022-250,000,000.00 -250,000,000.00 -250,000,000.00-323,475,000.00EUR1735040029/11/2010FIXED/2.625015/03/2018-250,000,000.00 -250,000,000.00 -250,000,000.00-323,475,000.00EUR1786010029/11/2010FLOATING/0.000029/11/2013-42,735,042.74 -34,380,823.86 -34,380,823.86-44,485,347.99EUR1368230006/01/2011FLOATING/0.000016/10/2012-22,065,313.33 -22,065,313.33 -22,065,313.33-28,550,308.92EUR1715020017/01/2011FIXED/4.000015/04/2030-500,000,000.00 -500,000,000.00 -500,000,000.00-646,950,000.00EUR1368240024/01/2011FLOATING/0.000016/10/2012-34,246,575.34 -34,246,575.34 -34,246,575.34-44,311,643.83EUR1799010031/01/2011FIXED/2.125015/01/2014-5,000,000,000.00 -5,000,000,000.00 -5,000,000,000.00-6,469,500,000.00EUR1802010004/02/2011FIXED/4.140004/02/2031-50,000,000.00 -50,000,000.00 -50,000,000.00-64,695,000.00

EUR1769030009/02/2011FIXED/3.000028/09/2022-500,000,000.00 -500,000,000.00 -500,000,000.00-646,950,000.00EUR1673030011/02/2011FLOATING/1.609015/01/2018-500,000,000.00 -500,000,000.00 -500,000,000.00-646,950,000.00EUR1803010014/02/2011FIXED/4.555014/02/2051-50,000,000.00 -50,000,000.00 -50,000,000.00-64,695,000.00EUR1307050017/02/2011FIXED/4.125015/04/2024-1,000,000,000.00 -1,000,000,000.00 -1,000,000,000.00-1,293,900,000.00EUR1805010017/02/2011FLOATING/3.542017/02/2031-200,000,000.00 -200,000,000.00 -200,000,000.00-258,780,000.00EUR1758020025/02/2011FLOATING/1.622015/01/2016-250,000,000.00 -250,000,000.00 -250,000,000.00-323,475,000.00EUR1616040001/03/2011FLOATING/1.838027/01/2017-250,000,000.00 -250,000,000.00 -250,000,000.00-323,475,000.00EUR1769040002/03/2011FIXED/3.000028/09/2022-250,000,000.00 -250,000,000.00 -250,000,000.00-323,475,000.00EUR1764040003/03/2011FIXED/2.500016/09/2019-250,000,000.00 -250,000,000.00 -250,000,000.00-323,475,000.00EUR1816010017/03/2011FIXED/3.625015/01/2021-3,000,000,000.00 -3,000,000,000.00 -3,000,000,000.00-3,881,700,000.00EUR1758030007/04/2011FLOATING/1.622015/01/2016-250,000,000.00 -250,000,000.00 -250,000,000.00-323,475,000.00EUR1583050012/04/2011FIXED/4.500015/10/2025-1,000,000,000.00 -1,000,000,000.00 -1,000,000,000.00-1,293,900,000.00EUR1827010019/04/2011FLOATING/1.648027/07/2016-1,000,000,000.00 -1,000,000,000.00 -1,000,000,000.00-1,293,900,000.00EUR1816020020/04/2011FIXED/3.625015/01/2021-1,000,000,000.00 -1,000,000,000.00 -1,000,000,000.00-1,293,900,000.00EUR1827020016/05/2011FLOATING/1.648027/07/2016-250,000,000.00 -250,000,000.00 -250,000,000.00-323,475,000.00EUR1769050017/05/2011FIXED/3.000028/09/2022-500,000,000.00 -500,000,000.00 -500,000,000.00-646,950,000.00EUR1786020018/05/2011FLOATING/0.000029/11/2013-14,824,227.02 -14,824,227.02 -14,824,227.02-19,181,067.34EUR1786030018/05/2011FLOATING/0.000029/11/2013-15,146,269.69 -15,146,269.69 -15,146,269.69-19,597,758.35EUR1837010025/05/2011FIXED/3.960025/05/2036-40,000,000.00 -40,000,000.00 -40,000,000.00-51,756,000.00EUR1840010025/05/2011FIXED/2.875015/07/2016-5,000,000,000.00 -5,000,000,000.00 -5,000,000,000.00-6,469,500,000.00EUR1816030027/05/2011FIXED/3.625015/01/2021-1,500,000,000.00 -1,500,000,000.00 -1,500,000,000.00-1,940,850,000.00EUR1816040004/07/2011FIXED/3.625015/01/2021-1,000,000,000.00 -1,000,000,000.00 -1,000,000,000.00-1,293,900,000.00EUR1827030006/07/2011FLOATING/1.648027/07/2016-250,000,000.00 -250,000,000.00 -250,000,000.00-323,475,000.00EUR1854010007/07/2011FIXED/0.500007/07/2021-35,000,000.00 -35,000,000.00 -35,000,000.00-45,286,500.00EUR1715030013/07/2011FIXED/4.000015/04/2030-1,000,000,000.00 -1,000,000,000.00 -1,000,000,000.00-1,293,900,000.00EUR1862010025/07/2011FIXED/4.650025/07/2051-60,391,201.68 -60,391,201.68 -60,391,201.68-78,140,175.85EUR1870010012/08/2011FLOATING/1.741012/08/2031-50,000,000.00 -50,000,000.00 -50,000,000.00-64,695,000.00EUR1769060018/08/2011FIXED/3.000028/09/2022-500,000,000.00 -500,000,000.00 -500,000,000.00-646,950,000.00EUR1764050024/08/2011FIXED/2.500016/09/2019-500,000,000.00 -500,000,000.00 -500,000,000.00-646,950,000.00EUR1868010024/08/2011FLOATING/0.000024/08/2017-48,325,000.00 -48,325,000.00 -48,325,000.00-62,527,717.50EUR1769070025/08/2011FIXED/3.000028/09/2022-250,000,000.00 -250,000,000.00 -250,000,000.00-323,475,000.00EUR1874010029/08/2011FIXED/2.500015/03/2019-1,000,000,000.00 -1,000,000,000.00 -1,000,000,000.00-1,293,900,000.00EUR1689010003/03/2010FLOATING/3.150003/03/2017-250,000,000.00 -250,000,000.00 -250,000,000.00-323,475,000.00EUR1876010013/09/2011FIXED/2.750015/09/2021-3,000,000,000.00 -3,000,000,000.00 -3,000,000,000.00-3,881,700,000.00EUR1827040016/09/2011FLOATING/1.648027/07/2016-300,000,000.00 -300,000,000.00 -300,000,000.00-388,170,000.00EUR1616050027/09/2011FLOATING/1.838027/01/2017-250,000,000.00 -250,000,000.00 -250,000,000.00-323,475,000.00EUR1611070012/10/2011FLOATING/1.756009/01/2015-250,000,000.00 -250,000,000.00 -250,000,000.00-323,475,000.00EUR1881010018/10/2011FIXED/2.500015/10/2018-3,000,000,000.00 -3,000,000,000.00 -3,000,000,000.00-3,881,700,000.00EUR0513030004/11/2011FIXED/3.625015/10/2013-1,000,000,000.00 -1,000,000,000.00 -1,000,000,000.00-1,293,900,000.00EUR1692020017/11/2011FLOATING/1.447015/01/2014-250,000,000.00 -250,000,000.00 -250,000,000.00-323,475,000.00EURXS059204718610/02/2011FIXED/0.900009/02/2012-50,000,000.00 -50,000,000.00 -50,000,000.00-64,695,000.00EURXS066013472609/08/2011FIXED/1.200009/05/2012-100,000,000.00 -100,000,000.00 -100,000,000.00-129,390,000.00EURXS066013545909/08/2011FIXED/1.120009/02/2012-100,000,000.00 -100,000,000.00 -100,000,000.00-129,390,000.00EURXS066038106109/08/2011FIXED/1.200007/08/2012-1,000,000,000.00 -1,000,000,000.00 -1,000,000,000.00-1,293,900,000.00EURXS066168298811/08/2011FIXED/1.230009/08/2012-200,000,000.00 -200,000,000.00 -200,000,000.00-258,780,000.00EURXS067248970430/08/2011FIXED/0.970028/08/2012-200,000,000.00 -200,000,000.00 -200,000,000.00-258,780,000.00EURXS067520602208/09/2011FIXED/0.900016/07/2012-131,600,000.00 -131,600,000.00 -131,600,000.00-170,277,240.00EURXS067544471407/09/2011FIXED/0.750007/03/2012-50,000,000.00 -50,000,000.00 -50,000,000.00-64,695,000.00EURXS067712447009/09/2011FIXED/0.600009/03/2012-20,000,000.00 -20,000,000.00 -20,000,000.00-25,878,000.00EURXS069306179714/10/2011FIXED/0.580016/07/2012-12,000,000.00 -12,000,000.00 -12,000,000.00-15,526,800.00EURXS069374549817/10/2011FIXED/0.860015/10/2012-50,000,000.00 -50,000,000.00 -50,000,000.00-64,695,000.00EURXS070010046328/10/2011FIXED/0.955030/07/2012-72,000,000.00 -72,000,000.00 -72,000,000.00-93,160,800.00EURXS070073943531/10/2011FIXED/1.155029/10/2012-200,000,000.00 -200,000,000.00 -200,000,000.00-258,780,000.00

EURXS070082713131/10/2011FIXED/0.670030/04/2012-95,000,000.00 -95,000,000.00 -95,000,000.00-122,920,500.00EURXS070311542703/11/2011FIXED/1.055003/08/2012-25,000,000.00 -25,000,000.00 -25,000,000.00-32,347,500.00EURXS070459566807/11/2011FIXED/0.650009/01/2012-500,564,000.00 -500,564,000.00 -500,564,000.00-647,679,759.60EURXS070468620207/11/2011FIXED/1.225005/11/2012-150,000,000.00 -150,000,000.00 -150,000,000.00-194,085,000.00EURXS070471221407/11/2011FIXED/0.950007/06/2012-50,000,000.00 -50,000,000.00 -50,000,000.00-64,695,000.00EURXS070491192308/11/2011FIXED/0.900009/07/2012-100,000,000.00 -100,000,000.00 -100,000,000.00-129,390,000.00EURXS070491818308/11/2011FIXED/1.000008/08/2012-150,000,000.00 -150,000,000.00 -150,000,000.00-194,085,000.00EURXS070491826607/11/2011FIXED/0.850008/06/2012-557,800,000.00 -557,800,000.00 -557,800,000.00-721,737,420.00EURXS070491966008/11/2011FIXED/1.100006/11/2012-25,000,000.00 -25,000,000.00 -25,000,000.00-32,347,500.00EURXS070493446108/11/2011FIXED/0.850008/06/2012-25,000,000.00 -25,000,000.00 -25,000,000.00-32,347,500.00EURXS070553945910/11/2011FIXED/0.880010/08/2012-27,000,000.00 -27,000,000.00 -27,000,000.00-34,935,300.00EURXS070555140510/11/2011FIXED/0.745011/06/2012-330,000,000.00 -330,000,000.00 -330,000,000.00-426,987,000.00EURXS070770709616/11/2011FIXED/0.610016/08/2012-30,000,000.00 -30,000,000.00 -30,000,000.00-38,817,000.00EURXS070867397418/11/2011FIXED/0.180018/01/2012-80,000,000.00 -80,000,000.00 -80,000,000.00-103,512,000.00EURXS070900190221/11/2011FIXED/0.180023/01/2012-67,000,000.00 -67,000,000.00 -67,000,000.00-86,691,300.00EURXS071016307122/11/2011FIXED/0.180023/01/2012-50,000,000.00 -50,000,000.00 -50,000,000.00-64,695,000.00EURXS071039218323/11/2011FIXED/0.200023/02/2012-20,000,000.00 -20,000,000.00 -20,000,000.00-25,878,000.00EURXS071216322824/11/2011FIXED/0.145013/01/2012-1,900,000.00 -1,900,000.00 -1,900,000.00-2,458,410.00EURXS071284646725/11/2011FIXED/0.170025/01/2012-15,000,000.00 -15,000,000.00 -15,000,000.00-19,408,500.00EURXS071826341007/12/2011FIXED/0.410026/01/2012-1,000,563,000.00 -1,000,563,000.00 -1,000,563,000.00-1,294,628,465.70EURXS071951880409/12/2011FIXED/0.050010/02/2012-7,700,000.00 -7,700,000.00 -7,700,000.00-9,963,030.00EURXS071971562412/12/2011FIXED/0.020012/01/2012-10,000,000.00 -10,000,000.00 -10,000,000.00-12,939,000.00EURXS072052927913/12/2011FIXED/0.050013/02/2012-50,000,000.00 -50,000,000.00 -50,000,000.00-64,695,000.00EURXS072123298014/12/2011FIXED/0.410025/01/2012-750,400,000.00 -750,400,000.00 -750,400,000.00-970,942,560.00EURXS072123930815/12/2011FIXED/0.050015/02/2012-50,000,000.00 -50,000,000.00 -50,000,000.00-64,695,000.00EURXS072358848819/12/2011FIXED/0.020019/01/2012-72,000,000.00 -72,000,000.00 -72,000,000.00-93,160,800.00EURXS072361890520/12/2011FIXED/0.020020/01/2012-95,000,000.00 -95,000,000.00 -95,000,000.00-122,920,500.00EURXS072462025621/12/2011FIXED/0.050021/02/2012-5,000,000.00 -5,000,000.00 -5,000,000.00-6,469,500.00EURXS072462475320/12/2011FIXED/0.020010/01/2012-80,000,000.00 -80,000,000.00 -80,000,000.00-103,512,000.00EURXS072498763021/12/2011FIXED/0.020009/01/2012-880,000,000.00 -880,000,000.00 -880,000,000.00-1,138,632,000.00EURXS072499239021/12/2011FIXED/0.020023/01/2012-28,000,000.00 -28,000,000.00 -28,000,000.00-36,229,200.00EURXS072518322122/12/2011FIXED/0.210025/01/2012-500,100,000.00 -500,100,000.00 -500,100,000.00-647,079,390.00EURXS072584775928/12/2011FIXED/0.050028/02/2012-90,000,000.00 -90,000,000.00 -90,000,000.00-116,451,000.00-175,715,604,099.56 -174,488,826,299.38 -174,488,826,299.38 -225,771,092,348.77 Currency Borrowing number Value Date Interest rate Rate Maturity date Initial amount in currency of borrowing Nominal outstanding in currency of borrowing Nominal outstanding in EUR Nominal outstanding in USD (1) GBP0021010014/02/1995FIXED/8.750025/08/2017-500,000,000.00 -500,000,000.00 -598,587,333.89-774,512,151.32GBP0134010025/03/1998FIXED/6.000007/12/2028-750,000,000.00 -265,000,000.00 -317,251,286.96-410,491,440.20GBP0134020003/07/1998FIXED/6.000007/12/2028-250,000,000.00 -250,000,000.00 -299,293,666.95-387,256,075.66GBP0134030001/10/1998FIXED/6.000007/12/2028-75,000,000.00 -75,000,000.00 -89,788,100.08-116,176,822.70GBP0134040006/10/1998FIXED/6.000007/12/2028-200,000,000.00 -200,000,000.00 -239,434,933.56-309,804,860.53GBP0142010012/10/1998FIXED/5.375007/06/2021-250,000,000.00 -250,000,000.00 -299,293,666.95-387,256,075.66GBP0134050007/12/1998FIXED/6.000007/12/2028-100,000,000.00 -100,000,000.00 -119,717,466.78-154,902,430.26GBP0159010019/02/1999FIXED/4.801607/12/2028-123,575,000.00 -123,575,000.00 -147,940,859.57-191,420,678.20GBP0134060025/02/1999FIXED/6.000007/12/2028-250,000,000.00 -250,000,000.00 -299,293,666.95-387,256,075.66GBP0161010001/04/1999FIXED/4.765015/03/2038-49,792,301.00 -49,792,301.00 -59,610,081.41-77,129,484.33GBP0162010027/04/1999FIXED/5.000015/04/2039-200,000,000.00 -200,000,000.00 -239,434,933.56-309,804,860.53GBP0142020004/05/1999FIXED/5.375007/06/2021-100,000,000.00 -100,000,000.00 -119,717,466.78-154,902,430.26GBP0142030007/06/1999FIXED/5.375007/06/2021-100,000,000.00 -100,000,000.00 -119,717,466.78-154,902,430.26GBP0169010015/06/1999FIXED/5.138515/03/2038-33,319,663.88 -33,319,663.88 -39,889,457.54-51,612,969.11GBP0172010006/07/1999FLOATING/1.402001/04/2040-530,000,000.00 -462,843,146.00 -554,104,089.55-716,955,281.47GBP0142040008/10/1999FIXED/5.375007/06/2021-125,000,000.00 -125,000,000.00 -149,646,833.47-193,628,037.83

GBP0134070019/10/1999FIXED/6.000007/12/2028-75,000,000.00 -75,000,000.00 -89,788,100.08-116,176,822.70GBP0179010022/10/1999FIXED/6.250015/04/2014-200,000,000.00 -200,000,000.00 -239,434,933.56-309,804,860.53GBP0142050005/11/1999FIXED/5.375007/06/2021-150,000,000.00 -150,000,000.00 -179,576,200.17-232,353,645.40GBP0142060012/11/1999FIXED/5.375007/06/2021-100,000,000.00 -100,000,000.00 -119,717,466.78-154,902,430.26GBP0134080022/11/1999FIXED/6.000007/12/2028-175,000,000.00 -175,000,000.00 -209,505,566.86-271,079,252.96GBP0142070008/12/1999FIXED/5.375007/06/2021-100,000,000.00 -100,000,000.00 -119,717,466.78-154,902,430.26GBP0134090007/01/2000FIXED/6.000007/12/2028-125,000,000.00 -75,000,000.00 -89,788,100.08-116,176,822.70GBP0179020017/01/2000FIXED/6.250015/04/2014-200,000,000.00 -200,000,000.00 -239,434,933.56-309,804,860.53GBP0142080008/02/2000FIXED/5.375007/06/2021-100,000,000.00 -100,000,000.00 -119,717,466.78-154,902,430.26GBP0134100011/02/2000FIXED/6.000007/12/2028-100,000,000.00 -100,000,000.00 -119,717,466.78-154,902,430.26GBP0179030021/02/2000FIXED/6.250015/04/2014-100,000,000.00 -100,000,000.00 -119,717,466.78-154,902,430.26GBP0134110006/03/2000FIXED/6.000007/12/2028-150,000,000.00 -150,000,000.00 -179,576,200.17-232,353,645.40GBP0134120015/03/2000FIXED/6.000007/12/2028-100,000,000.00 -100,000,000.00 -119,717,466.78-154,902,430.26GBP0134130030/03/2000FIXED/6.000007/12/2028-200,000,000.00 -200,000,000.00 -239,434,933.56-309,804,860.53GBP0134140006/04/2000FIXED/6.000007/12/2028-350,000,000.00 -335,000,000.00 -401,053,513.71-518,923,141.39GBP0192010018/04/2000FIXED/5.500015/04/2025-250,000,000.00 -250,000,000.00 -299,293,666.95-387,256,075.66GBP0134150019/04/2000FIXED/6.000007/12/2028-100,000,000.00 -60,000,000.00 -71,830,480.07-92,941,458.16GBP0142090019/04/2000FIXED/5.375007/06/2021-100,000,000.00 -100,000,000.00 -119,717,466.78-154,902,430.26GBP0162020028/04/2000FIXED/5.000015/04/2039-75,000,000.00 -75,000,000.00 -89,788,100.08-116,176,822.70GBP0192020003/05/2000FIXED/5.500015/04/2025-100,000,000.00 -100,000,000.00 -119,717,466.78-154,902,430.26GBP0134160009/05/2000FIXED/6.000007/12/2028-100,000,000.00 -100,000,000.00 -119,717,466.78-154,902,430.26GBP0142100011/05/2000FIXED/5.375007/06/2021-100,000,000.00 -100,000,000.00 -119,717,466.78-154,902,430.26GBP0134170024/05/2000FIXED/6.000007/12/2028-100,000,000.00 -100,000,000.00 -119,717,466.78-154,902,430.26GBP0021020009/06/2000FIXED/8.750025/08/2017-100,000,000.00 -100,000,000.00 -119,717,466.78-154,902,430.26GBP0162030014/06/2000FIXED/5.000015/04/2039-75,000,000.00 -75,000,000.00 -89,788,100.08-116,176,822.70GBP0142110022/06/2000FIXED/5.375007/06/2021-100,000,000.00 -100,000,000.00 -119,717,466.78-154,902,430.26GBP0162040010/07/2000FIXED/5.000015/04/2039-125,000,000.00 -125,000,000.00 -149,646,833.47-193,628,037.83GBP0134180012/07/2000FIXED/6.000007/12/2028-100,000,000.00 -100,000,000.00 -119,717,466.78-154,902,430.26GBP0179040012/07/2000FIXED/6.250015/04/2014-100,000,000.00 -100,000,000.00 -119,717,466.78-154,902,430.26GBP0196010018/07/2000FIXED/5.625007/06/2032-250,000,000.00 -230,000,000.00 -275,350,173.59-356,275,589.61GBP0162050021/07/2000FIXED/5.000015/04/2039-75,000,000.00 -75,000,000.00 -89,788,100.08-116,176,822.70GBP0179050026/07/2000FIXED/6.250015/04/2014-100,000,000.00 -100,000,000.00 -119,717,466.78-154,902,430.26GBP0179060004/08/2000FIXED/6.250015/04/2014-100,000,000.00 -100,000,000.00 -119,717,466.78-154,902,430.26GBP0196020007/08/2000FIXED/5.625007/06/2032-100,000,000.00 -100,000,000.00 -119,717,466.78-154,902,430.26GBP0134190001/09/2000FIXED/6.000007/12/2028-100,000,000.00 -100,000,000.00 -119,717,466.78-154,902,430.26GBP0142120014/09/2000FIXED/5.375007/06/2021-175,000,000.00 -175,000,000.00 -209,505,566.86-271,079,252.96GBP0196030014/09/2000FIXED/5.625007/06/2032-100,000,000.00 -100,000,000.00 -119,717,466.78-154,902,430.26GBP0134200018/09/2000FIXED/6.000007/12/2028-100,000,000.00 -100,000,000.00 -119,717,466.78-154,902,430.26GBP0196040027/09/2000FIXED/5.625007/06/2032-100,000,000.00 -100,000,000.00 -119,717,466.78-154,902,430.26GBP0142130005/10/2000FIXED/5.375007/06/2021-100,000,000.00 -100,000,000.00 -119,717,466.78-154,902,430.26GBP0179070005/10/2000FIXED/6.250015/04/2014-100,000,000.00 -100,000,000.00 -119,717,466.78-154,902,430.26GBP0021030011/10/2000FIXED/8.750025/08/2017-150,000,000.00 -150,000,000.00 -179,576,200.17-232,353,645.40GBP0179080017/10/2000FIXED/6.250015/04/2014-100,000,000.00 -100,000,000.00 -119,717,466.78-154,902,430.26GBP0196050017/10/2000FIXED/5.625007/06/2032-75,000,000.00 -75,000,000.00 -89,788,100.08-116,176,822.70GBP0159020018/10/2000FIXED/5.107007/12/2028-40,009,125.00 -40,009,125.00 -47,897,910.93-61,975,106.95GBP0179090023/10/2000FIXED/6.250015/04/2014-300,000,000.00 -300,000,000.00 -359,152,400.34-464,707,290.79GBP0202010006/11/2000FLOATING/2.650016/04/2020-250,000,000.00 -250,000,000.00 -299,293,666.95-387,256,075.66GBP0021040014/11/2000FIXED/8.750025/08/2017-150,000,000.00 -150,000,000.00 -179,576,200.17-232,353,645.40GBP0021050021/11/2000FIXED/8.750025/08/2017-100,000,000.00 -100,000,000.00 -119,717,466.78-154,902,430.26GBP0162060029/11/2000FIXED/5.000015/04/2039-75,000,000.00 -75,000,000.00 -89,788,100.08-116,176,822.70GBP0142140030/11/2000FIXED/5.375007/06/2021-100,000,000.00 -100,000,000.00 -119,717,466.78-154,902,430.26GBP0202020005/12/2000FLOATING/2.650016/04/2020-100,000,000.00 -100,000,000.00 -119,717,466.78-154,902,430.26GBP0159030020/12/2000FIXED/4.715207/12/2028-55,140,000.00 -55,140,000.00 -66,012,211.18-85,413,200.05

GBP0162070028/12/2000FIXED/5.000015/04/2039-75,000,000.00 -75,000,000.00 -89,788,100.08-116,176,822.70GBP0192030005/01/2001FIXED/5.500015/04/2025-75,000,000.00 -75,000,000.00 -89,788,100.08-116,176,822.70GBP0179100010/01/2001FIXED/6.250015/04/2014-150,000,000.00 -150,000,000.00 -179,576,200.17-232,353,645.40GBP0134210012/01/2001FIXED/6.000007/12/2028-100,000,000.00 -100,000,000.00 -119,717,466.78-154,902,430.26GBP0142150012/01/2001FIXED/5.375007/06/2021-75,000,000.00 -75,000,000.00 -89,788,100.08-116,176,822.70GBP0162080015/03/2001FIXED/5.000015/04/2039-110,000,000.00 -110,000,000.00 -131,689,213.46-170,392,673.29GBP0196060021/03/2001FIXED/5.625007/06/2032-100,000,000.00 -100,000,000.00 -119,717,466.78-154,902,430.26GBP0196070024/04/2001FIXED/5.625007/06/2032-50,000,000.00 -50,000,000.00 -59,858,733.39-77,451,215.13GBP0159040026/04/2001FIXED/5.163307/12/2028-24,895,000.00 -24,895,000.00 -29,803,663.35-38,562,960.01GBP0161020026/04/2001FIXED/5.135215/03/2038-74,932,500.00 -74,932,500.00 -89,707,290.79-116,072,263.56GBP0222010030/04/2001FLOATING/0.894230/04/2031-30,646,000.00 -22,687,540.26 -27,160,948.47-35,143,551.23GBP0196080010/05/2001FIXED/5.625007/06/2032-75,000,000.00 -75,000,000.00 -89,788,100.08-116,176,822.70GBP0224010017/05/2001FLOATING/2.951631/03/2034-70,000,000.00 -58,397,850.00 -69,912,426.67-90,459,688.87GBP0196090005/07/2001FIXED/5.625007/06/2032-50,000,000.00 -50,000,000.00 -59,858,733.39-77,451,215.13GBP0228010023/07/2001FLOATING/2.400022/07/2030-50,000,000.00 -50,000,000.00 -59,858,733.39-77,451,215.13GBP0179110006/08/2001FIXED/6.250015/04/2014-50,000,000.00 -50,000,000.00 -59,858,733.39-77,451,215.13GBP0238010023/10/2001FIXED/5.125102/04/2013-8,769,786.30 -8,769,786.30 -10,498,966.00-13,584,612.11GBP0239010023/10/2001FIXED/5.094331/03/2014-8,276,426.20 -8,276,426.20 -9,908,327.79-12,820,385.32GBP0240010023/10/2001FIXED/5.060031/03/2016-2,647,620.00 -2,647,620.00 -3,169,663.59-4,101,227.72GBP0241010023/10/2001FIXED/5.038031/03/2017-6,025,265.80 -6,025,265.80 -7,213,295.58-9,333,283.15GBP0242010023/10/2001FIXED/4.940931/03/2020-6,573,167.30 -6,573,167.30 -7,869,229.38-10,181,995.89GBP0243010023/10/2001FIXED/4.907331/03/2021-6,071,540.00 -6,071,540.00 -7,268,693.88-9,404,963.01GBP0344010025/06/2002FIXED/9.875026/05/2017-67,220,000.00 -67,220,000.00 -80,474,081.17-104,125,413.62GBP0345010025/06/2002FIXED/6.875025/01/2019-35,261,000.00 -35,261,000.00 -42,213,575.96-54,620,145.94GBP0142160030/08/2002FIXED/5.375007/06/2021-100,000,000.00 -100,000,000.00 -119,717,466.78-154,902,430.26GBP0192040024/09/2002FIXED/5.500015/04/2025-100,000,000.00 -100,000,000.00 -119,717,466.78-154,902,430.26GBP0196100021/10/2002FIXED/5.625007/06/2032-100,000,000.00 -100,000,000.00 -119,717,466.78-154,902,430.26GBP0192050025/10/2002FIXED/5.500015/04/2025-100,000,000.00 -100,000,000.00 -119,717,466.78-154,902,430.26GBP0385010018/12/2002FLOATING/2.600016/08/2013-120,000,000.00 -120,000,000.00 -143,660,960.13-185,882,916.32GBP0387010014/01/2003FIXED/4.750015/10/2018-250,000,000.00 -250,000,000.00 -299,293,666.95-387,256,075.66GBP0392010014/01/2003FIXED/4.500014/01/2013-350,000,000.00 -350,000,000.00 -419,011,133.72-542,158,505.93GBP0392020021/01/2003FIXED/4.500014/01/2013-150,000,000.00 -150,000,000.00 -179,576,200.17-232,353,645.40GBP0387020029/01/2003FIXED/4.750015/10/2018-150,000,000.00 -150,000,000.00 -179,576,200.17-232,353,645.40GBP0424010014/02/2003FIXED/4.360010/01/2023-387,808,473.00 -263,172,416.00 -315,063,349.69-407,660,468.17GBP0435010026/02/2003FLOATING/2.187431/03/2031-105,000,000.00 -87,861,585.00 -105,185,663.83-136,099,730.43GBP0392030020/05/2003FIXED/4.500014/01/2013-150,000,000.00 -150,000,000.00 -179,576,200.17-232,353,645.40GBP0538010009/07/2003FLOATING/2.275731/03/2038-50,000,000.00 -44,239,100.00 -52,961,929.85-68,527,441.03GBP0642010029/12/2003FLOATING/0.602115/06/2015-150,000,000.00 -150,000,000.00 -179,576,200.17-232,353,645.40GBP0647010015/01/2004FLOATING/2.297630/09/2034-100,000,000.00 -87,615,900.00 -104,891,535.98-135,719,158.40GBP0192060025/03/2004FIXED/5.500015/04/2025-75,000,000.00 -75,000,000.00 -89,788,100.08-116,176,822.70GBP0196110002/04/2004FIXED/5.625007/06/2032-150,000,000.00 -150,000,000.00 -179,576,200.17-232,353,645.40GBP0228020004/06/2004FLOATING/2.400022/07/2030-75,000,000.00 -75,000,000.00 -89,788,100.08-116,176,822.70GBP0392040010/06/2004FIXED/4.500014/01/2013-100,000,000.00 -100,000,000.00 -119,717,466.78-154,902,430.26GBP0196120011/06/2004FIXED/5.625007/06/2032-150,000,000.00 -150,000,000.00 -179,576,200.17-232,353,645.40GBP0134220017/06/2004FIXED/6.000007/12/2028-100,000,000.00 -75,000,000.00 -89,788,100.08-116,176,822.70GBP0162090022/06/2004FIXED/5.000015/04/2039-125,000,000.00 -125,000,000.00 -149,646,833.47-193,628,037.83GBP0196130025/06/2004FIXED/5.625007/06/2032-75,000,000.00 -75,000,000.00 -89,788,100.08-116,176,822.70GBP0196140012/07/2004FIXED/5.625007/06/2032-150,000,000.00 -150,000,000.00 -179,576,200.17-232,353,645.40GBP0192070014/07/2004FIXED/5.500015/04/2025-100,000,000.00 -100,000,000.00 -119,717,466.78-154,902,430.26GBP0192080023/07/2004FIXED/5.500015/04/2025-100,000,000.00 -100,000,000.00 -119,717,466.78-154,902,430.26GBP0162100016/08/2004FIXED/5.000015/04/2039-65,000,000.00 -65,000,000.00 -77,816,353.41-100,686,579.67GBP0192090002/09/2004FIXED/5.500015/04/2025-150,000,000.00 -150,000,000.00 -179,576,200.17-232,353,645.40GBP0196150003/09/2004FIXED/5.625007/06/2032-150,000,000.00 -150,000,000.00 -179,576,200.17-232,353,645.40

GBP0760010012/10/2004FIXED/4.625012/10/2054-200,000,000.00 -200,000,000.00 -239,434,933.56-309,804,860.53GBP0796010015/12/2004FLOATING/1.938830/09/2037-175,000,000.00 -165,390,050.00 -198,000,778.16-256,193,206.87GBP0392050007/01/2005FIXED/4.500014/01/2013-100,000,000.00 -100,000,000.00 -119,717,466.78-154,902,430.26GBP0392060025/01/2005FIXED/4.500014/01/2013-150,000,000.00 -150,000,000.00 -179,576,200.17-232,353,645.40GBP0818010008/02/2005FIXED/4.750006/06/2012-200,000,000.00 -200,000,000.00 -239,434,933.56-309,804,860.53GBP0867010004/05/2005FLOATING/1.959231/03/2038-115,000,000.00 -110,300,295.00 -132,048,719.02-170,857,837.54GBP0387030023/05/2005FIXED/4.750015/10/2018-100,000,000.00 -100,000,000.00 -119,717,466.78-154,902,430.26GBP0179120027/05/2005FIXED/6.250015/04/2014-100,000,000.00 -100,000,000.00 -119,717,466.78-154,902,430.26GBP0818020006/06/2005FIXED/4.750006/06/2012-100,000,000.00 -100,000,000.00 -119,717,466.78-154,902,430.26GBP0179130010/06/2005FIXED/6.250015/04/2014-150,000,000.00 -150,000,000.00 -179,576,200.17-232,353,645.40GBP0387040008/07/2005FIXED/4.750015/10/2018-100,000,000.00 -100,000,000.00 -119,717,466.78-154,902,430.26GBP0903010008/07/2005FIXED/4.375008/07/2015-300,000,000.00 -300,000,000.00 -359,152,400.34-464,707,290.79GBP0818030025/07/2005FIXED/4.750006/06/2012-100,000,000.00 -100,000,000.00 -119,717,466.78-154,902,430.26GBP0903020026/07/2005FIXED/4.375008/07/2015-100,000,000.00 -100,000,000.00 -119,717,466.78-154,902,430.26GBP0392070005/08/2005FIXED/4.500014/01/2013-150,000,000.00 -150,000,000.00 -179,576,200.17-232,353,645.40GBP0392080018/08/2005FIXED/4.500014/01/2013-150,000,000.00 -150,000,000.00 -179,576,200.17-232,353,645.40GBP0818040019/08/2005FIXED/4.750006/06/2012-150,000,000.00 -150,000,000.00 -179,576,200.17-232,353,645.40GBP0179140030/08/2005FIXED/6.250015/04/2014-100,000,000.00 -100,000,000.00 -119,717,466.78-154,902,430.26GBP0818050030/08/2005FIXED/4.750006/06/2012-150,000,000.00 -150,000,000.00 -179,576,200.17-232,353,645.40GBP0818060008/09/2005FIXED/4.750006/06/2012-150,000,000.00 -150,000,000.00 -179,576,200.17-232,353,645.40GBP0903030021/09/2005FIXED/4.375008/07/2015-100,000,000.00 -100,000,000.00 -119,717,466.78-154,902,430.26GBP0818070006/10/2005FIXED/4.750006/06/2012-150,000,000.00 -150,000,000.00 -179,576,200.17-232,353,645.40GBP0392090010/11/2005FIXED/4.500014/01/2013-150,000,000.00 -150,000,000.00 -179,576,200.17-232,353,645.40GBP0179150014/11/2005FIXED/6.250015/04/2014-100,000,000.00 -100,000,000.00 -119,717,466.78-154,902,430.26GBP0818080014/11/2005FIXED/4.750006/06/2012-100,000,000.00 -100,000,000.00 -119,717,466.78-154,902,430.26GBP0903040016/11/2005FIXED/4.375008/07/2015-100,000,000.00 -100,000,000.00 -119,717,466.78-154,902,430.26GBP0392100017/11/2005FIXED/4.500014/01/2013-100,000,000.00 -100,000,000.00 -119,717,466.78-154,902,430.26GBP0903050023/11/2005FIXED/4.375008/07/2015-100,000,000.00 -100,000,000.00 -119,717,466.78-154,902,430.26GBP0392110028/11/2005FIXED/4.500014/01/2013-150,000,000.00 -150,000,000.00 -179,576,200.17-232,353,645.40GBP0179160029/11/2005FIXED/6.250015/04/2014-100,000,000.00 -100,000,000.00 -119,717,466.78-154,902,430.26GBP1021010030/11/2005FLOATING/1.650026/07/2016-100,000,000.00 -100,000,000.00 -119,717,466.78-154,902,430.26GBP0903060012/01/2006FIXED/4.375008/07/2015-300,000,000.00 -300,000,000.00 -359,152,400.34-464,707,290.79GBP0192100013/01/2006FIXED/5.500015/04/2025-150,000,000.00 -150,000,000.00 -179,576,200.17-232,353,645.40GBP0162110018/01/2006FIXED/5.000015/04/2039-100,000,000.00 -100,000,000.00 -119,717,466.78-154,902,430.26GBP0192110003/02/2006FIXED/5.500015/04/2025-100,000,000.00 -100,000,000.00 -119,717,466.78-154,902,430.26GBP0196160007/02/2006FIXED/5.625007/06/2032-100,000,000.00 -100,000,000.00 -119,717,466.78-154,902,430.26GBP0760020010/03/2006FIXED/4.625012/10/2054-50,000,000.00 -50,000,000.00 -59,858,733.39-77,451,215.13GBP0760030010/03/2006FIXED/4.625012/10/2054-25,000,000.00 -25,000,000.00 -29,929,366.69-38,725,607.57GBP0196170004/05/2006FIXED/5.625007/06/2032-100,000,000.00 -100,000,000.00 -119,717,466.78-154,902,430.26GBP0392120015/05/2006FIXED/4.500014/01/2013-100,000,000.00 -100,000,000.00 -119,717,466.78-154,902,430.26GBP0818090015/05/2006FIXED/4.750006/06/2012-100,000,000.00 -100,000,000.00 -119,717,466.78-154,902,430.26GBP0179170024/05/2006FIXED/6.250015/04/2014-100,000,000.00 -100,000,000.00 -119,717,466.78-154,902,430.26GBP0760040031/05/2006FIXED/4.625012/10/2054-40,000,000.00 -40,000,000.00 -47,886,986.71-61,960,972.11GBP0760050031/05/2006FIXED/4.625012/10/2054-20,000,000.00 -20,000,000.00 -23,943,493.36-30,980,486.05GBP0162120001/06/2006FIXED/5.000015/04/2039-100,000,000.00 -100,000,000.00 -119,717,466.78-154,902,430.26GBP1021020002/06/2006FLOATING/1.650026/07/2016-197,102,000.00 -197,102,000.00 -235,965,521.37-305,315,788.10GBP0392130011/08/2006FIXED/4.500014/01/2013-100,000,000.00 -100,000,000.00 -119,717,466.78-154,902,430.26GBP0162130017/08/2006FIXED/5.000015/04/2039-50,000,000.00 -50,000,000.00 -59,858,733.39-77,451,215.13GBP0392140031/08/2006FIXED/4.500014/01/2013-100,000,000.00 -100,000,000.00 -119,717,466.78-154,902,430.26GBP0196180001/09/2006FIXED/5.625007/06/2032-100,000,000.00 -100,000,000.00 -119,717,466.78-154,902,430.26GBP0162140015/09/2006FIXED/5.000015/04/2039-50,000,000.00 -50,000,000.00 -59,858,733.39-77,451,215.13GBP0392150022/09/2006FIXED/4.500014/01/2013-150,000,000.00 -150,000,000.00 -179,576,200.17-232,353,645.40GBP0162150011/10/2006FIXED/5.000015/04/2039-50,000,000.00 -50,000,000.00 -59,858,733.39-77,451,215.13

GBP0760060012/10/2006FIXED/4.625012/10/2054-75,000,000.00 -75,000,000.00 -89,788,100.08-116,176,822.70GBP0903070007/11/2006FIXED/4.375008/07/2015-100,000,000.00 -100,000,000.00 -119,717,466.78-154,902,430.26GBP0162160009/11/2006FIXED/5.000015/04/2039-50,000,000.00 -50,000,000.00 -59,858,733.39-77,451,215.13GBP0760070009/11/2006FIXED/4.625012/10/2054-50,000,000.00 -50,000,000.00 -59,858,733.39-77,451,215.13GBP0196190014/11/2006FIXED/5.625007/06/2032-100,000,000.00 -100,000,000.00 -119,717,466.78-154,902,430.26GBP1260010017/11/2006FIXED/4.875007/09/2016-250,000,000.00 -250,000,000.00 -299,293,666.95-387,256,075.66GBP0903080012/12/2006FIXED/4.375008/07/2015-100,000,000.00 -100,000,000.00 -119,717,466.78-154,902,430.26GBP0392160015/02/2007FIXED/4.500014/01/2013-100,000,000.00 -100,000,000.00 -119,717,466.78-154,902,430.26GBP0162170021/03/2007FIXED/5.000015/04/2039-50,000,000.00 -50,000,000.00 -59,858,733.39-77,451,215.13GBP1321010018/04/2007FIXED/4.500007/03/2044-350,000,000.00 -350,000,000.00 -419,011,133.72-542,158,505.93GBP0162180024/04/2007FIXED/5.000015/04/2039-50,000,000.00 -50,000,000.00 -59,858,733.39-77,451,215.13GBP0760080027/04/2007FIXED/4.625012/10/2054-40,000,000.00 -40,000,000.00 -47,886,986.71-61,960,972.11GBP0162190016/05/2007FIXED/5.000015/04/2039-100,000,000.00 -100,000,000.00 -119,717,466.78-154,902,430.26GBP1260020016/05/2007FIXED/4.875007/09/2016-200,000,000.00 -200,000,000.00 -239,434,933.56-309,804,860.53GBP1333010031/05/2007FIXED/5.375007/03/2019-250,000,000.00 -250,000,000.00 -299,293,666.95-387,256,075.66GBP0392170014/06/2007FIXED/4.500014/01/2013-100,000,000.00 -100,000,000.00 -119,717,466.78-154,902,430.26GBP1260030014/06/2007FIXED/4.875007/09/2016-150,000,000.00 -150,000,000.00 -179,576,200.17-232,353,645.40GBP0818100015/06/2007FIXED/4.750006/06/2012-100,000,000.00 -100,000,000.00 -119,717,466.78-154,902,430.26GBP0760090025/06/2007FIXED/4.625012/10/2054-50,000,000.00 -50,000,000.00 -59,858,733.39-77,451,215.13GBP1321020026/06/2007FIXED/4.500007/03/2044-50,000,000.00 -50,000,000.00 -59,858,733.39-77,451,215.13GBP1343010004/07/2007FIXED/8.937518/07/2019-47,000,000.00 -47,000,000.00 -56,267,209.39-72,804,142.22GBP1260040010/07/2007FIXED/4.875007/09/2016-100,000,000.00 -100,000,000.00 -119,717,466.78-154,902,430.26GBP0818110018/07/2007FIXED/4.750006/06/2012-100,000,000.00 -100,000,000.00 -119,717,466.78-154,902,430.26GBP0818120018/07/2007FIXED/4.750006/06/2012-50,000,000.00 -50,000,000.00 -59,858,733.39-77,451,215.13GBP0196200027/07/2007FIXED/5.625007/06/2032-100,000,000.00 -100,000,000.00 -119,717,466.78-154,902,430.26GBP1260050030/07/2007FIXED/4.875007/09/2016-100,000,000.00 -100,000,000.00 -119,717,466.78-154,902,430.26GBP1321030031/07/2007FIXED/4.500007/03/2044-50,000,000.00 -50,000,000.00 -59,858,733.39-77,451,215.13GBP1349010006/08/2007FLOATING/2.375022/11/2017-100,000,000.00 -50,000,000.00 -59,858,733.39-77,451,215.13GBP0179180007/08/2007FIXED/6.250015/04/2014-100,000,000.00 -100,000,000.00 -119,717,466.78-154,902,430.26GBP1351010008/08/2007FLOATING/2.100022/11/2022-100,000,000.00 -100,000,000.00 -119,717,466.78-154,902,430.26GBP0818130009/08/2007FIXED/4.750006/06/2012-100,000,000.00 -100,000,000.00 -119,717,466.78-154,902,430.26GBP0818140009/08/2007FIXED/4.750006/06/2012-100,000,000.00 -100,000,000.00 -119,717,466.78-154,902,430.26GBP1260060009/08/2007FIXED/4.875007/09/2016-100,000,000.00 -100,000,000.00 -119,717,466.78-154,902,430.26GBP0818150010/08/2007FIXED/4.750006/06/2012-100,000,000.00 -100,000,000.00 -119,717,466.78-154,902,430.26GBP0196210014/08/2007FIXED/5.625007/06/2032-100,000,000.00 -100,000,000.00 -119,717,466.78-154,902,430.26GBP1260070014/08/2007FIXED/4.875007/09/2016-100,000,000.00 -100,000,000.00 -119,717,466.78-154,902,430.26GBP0760100024/08/2007FIXED/4.625012/10/2054-50,000,000.00 -50,000,000.00 -59,858,733.39-77,451,215.13GBP0392180030/08/2007FIXED/4.500014/01/2013-100,000,000.00 -100,000,000.00 -119,717,466.78-154,902,430.26GBP1360010018/09/2007FLOATING/0.792718/10/2012-145,000,000.00 -145,000,000.00 -173,590,326.83-224,608,523.88GBP1260080014/01/2008FIXED/4.875007/09/2016-100,000,000.00 -100,000,000.00 -119,717,466.78-154,902,430.26GBP0818160016/01/2008FIXED/4.750006/06/2012-450,000,000.00 -450,000,000.00 -538,728,600.50-697,060,936.19GBP0179190018/01/2008FIXED/6.250015/04/2014-100,000,000.00 -100,000,000.00 -119,717,466.78-154,902,430.26GBP0387050018/01/2008FIXED/4.750015/10/2018-150,000,000.00 -150,000,000.00 -179,576,200.17-232,353,645.40GBP0903090021/01/2008FIXED/4.375008/07/2015-100,000,000.00 -100,000,000.00 -119,717,466.78-154,902,430.26GBP0192120024/01/2008FIXED/5.500015/04/2025-100,000,000.00 -100,000,000.00 -119,717,466.78-154,902,430.26GBP0818170028/01/2008FIXED/4.750006/06/2012-200,000,000.00 -200,000,000.00 -239,434,933.56-309,804,860.53GBP0179200031/01/2008FIXED/6.250015/04/2014-100,000,000.00 -100,000,000.00 -119,717,466.78-154,902,430.26GBP0392190031/01/2008FIXED/4.500014/01/2013-100,000,000.00 -100,000,000.00 -119,717,466.78-154,902,430.26GBP0818180004/02/2008FIXED/4.750006/06/2012-100,000,000.00 -100,000,000.00 -119,717,466.78-154,902,430.26GBP1260090006/02/2008FIXED/4.875007/09/2016-150,000,000.00 -150,000,000.00 -179,576,200.17-232,353,645.40GBP0192130014/02/2008FIXED/5.500015/04/2025-100,000,000.00 -100,000,000.00 -119,717,466.78-154,902,430.26GBP0387060015/02/2008FIXED/4.750015/10/2018-150,000,000.00 -150,000,000.00 -179,576,200.17-232,353,645.40GBP1321040022/02/2008FIXED/4.500007/03/2044-50,000,000.00 -50,000,000.00 -59,858,733.39-77,451,215.13

GBP0818190028/02/2008FIXED/4.750006/06/2012-150,000,000.00 -150,000,000.00 -179,576,200.17-232,353,645.40GBP0392200011/03/2008FIXED/4.500014/01/2013-100,000,000.00 -100,000,000.00 -119,717,466.78-154,902,430.26GBP0903100011/03/2008FIXED/4.375008/07/2015-100,000,000.00 -100,000,000.00 -119,717,466.78-154,902,430.26GBP0392210013/03/2008FIXED/4.500014/01/2013-150,000,000.00 -150,000,000.00 -179,576,200.17-232,353,645.40GBP0818200014/03/2008FIXED/4.750006/06/2012-100,000,000.00 -100,000,000.00 -119,717,466.78-154,902,430.26GBP1260100018/03/2008FIXED/4.875007/09/2016-100,000,000.00 -100,000,000.00 -119,717,466.78-154,902,430.26GBP0392220019/03/2008FIXED/4.500014/01/2013-100,000,000.00 -100,000,000.00 -119,717,466.78-154,902,430.26GBP0818210025/03/2008FIXED/4.750006/06/2012-100,000,000.00 -100,000,000.00 -119,717,466.78-154,902,430.26GBP0196220027/03/2008FIXED/5.625007/06/2032-100,000,000.00 -100,000,000.00 -119,717,466.78-154,902,430.26GBP0903110028/03/2008FIXED/4.375008/07/2015-100,000,000.00 -100,000,000.00 -119,717,466.78-154,902,430.26GBP1260110031/03/2008FIXED/4.875007/09/2016-100,000,000.00 -100,000,000.00 -119,717,466.78-154,902,430.26GBP0387070001/04/2008FIXED/4.750015/10/2018-100,000,000.00 -100,000,000.00 -119,717,466.78-154,902,430.26GBP0392230002/04/2008FIXED/4.500014/01/2013-100,000,000.00 -100,000,000.00 -119,717,466.78-154,902,430.26GBP0818220008/04/2008FIXED/4.750006/06/2012-100,000,000.00 -100,000,000.00 -119,717,466.78-154,902,430.26GBP0818230016/04/2008FIXED/4.750006/06/2012-100,000,000.00 -100,000,000.00 -119,717,466.78-154,902,430.26GBP0392240024/04/2008FIXED/4.500014/01/2013-100,000,000.00 -100,000,000.00 -119,717,466.78-154,902,430.26GBP0818240030/04/2008FIXED/4.750006/06/2012-150,000,000.00 -150,000,000.00 -179,576,200.17-232,353,645.40GBP0818250015/05/2008FIXED/4.750006/06/2012-100,000,000.00 -100,000,000.00 -119,717,466.78-154,902,430.26GBP0392250027/05/2008FIXED/4.500014/01/2013-100,000,000.00 -100,000,000.00 -119,717,466.78-154,902,430.26GBP0818260019/06/2008FIXED/4.750006/06/2012-100,000,000.00 -100,000,000.00 -119,717,466.78-154,902,430.26GBP0392260025/09/2008FIXED/4.500014/01/2013-100,000,000.00 -100,000,000.00 -119,717,466.78-154,902,430.26GBP0818270001/10/2008FIXED/4.750006/06/2012-100,000,000.00 -100,000,000.00 -119,717,466.78-154,902,430.26GBP1477010006/10/2008FIXED/5.000007/03/2012-300,000,000.00 -300,000,000.00 -359,152,400.34-464,707,290.79GBP0903120008/10/2008FIXED/4.375008/07/2015-550,000,000.00 -550,000,000.00 -658,446,067.28-851,963,366.46GBP1260120010/10/2008FIXED/4.875007/09/2016-325,000,000.00 -325,000,000.00 -389,081,767.03-503,432,898.36GBP1524010024/02/2009FIXED/2.875007/03/2013-1,000,000,000.00 -1,000,000,000.00 -1,197,174,667.78-1,549,024,302.65GBP0903130025/02/2009FIXED/4.375008/07/2015-100,000,000.00 -100,000,000.00 -119,717,466.78-154,902,430.26GBP0387080026/02/2009FIXED/4.750015/10/2018-225,000,000.00 -225,000,000.00 -269,364,300.25-348,530,468.10GBP1524020009/03/2009FIXED/2.875007/03/2013-250,000,000.00 -250,000,000.00 -299,293,666.95-387,256,075.66GBP1531010016/03/2009FIXED/4.500007/06/2029-550,000,000.00 -530,000,000.00 -634,502,573.93-820,982,880.40GBP1531020016/03/2009FIXED/4.500007/06/2029-50,000,000.00 -50,000,000.00 -59,858,733.39-77,451,215.13GBP1524030003/04/2009FIXED/2.875007/03/2013-125,000,000.00 -125,000,000.00 -149,646,833.47-193,628,037.83GBP1524040007/04/2009FIXED/2.875007/03/2013-50,000,000.00 -50,000,000.00 -59,858,733.39-77,451,215.13GBP1569010017/04/2009FIXED/3.375008/09/2014-600,000,000.00 -600,000,000.00 -718,304,800.67-929,414,581.59GBP0179210008/05/2009FIXED/6.250015/04/2014-100,000,000.00 -100,000,000.00 -119,717,466.78-154,902,430.26GBP1569020020/05/2009FIXED/3.375008/09/2014-400,000,000.00 -400,000,000.00 -478,869,867.11-619,609,721.06GBP1569030017/06/2009FIXED/3.375008/09/2014-100,000,000.00 -100,000,000.00 -119,717,466.78-154,902,430.26GBP1602010018/06/2009FIXED/4.125007/12/2017-500,000,000.00 -500,000,000.00 -598,587,333.89-774,512,151.32GBP0903140001/07/2009FIXED/4.375008/07/2015-50,000,000.00 -50,000,000.00 -59,858,733.39-77,451,215.13GBP0903150006/08/2009FIXED/4.375008/07/2015-100,000,000.00 -100,000,000.00 -119,717,466.78-154,902,430.26GBP0903160007/10/2009FIXED/4.375008/07/2015-100,000,000.00 -100,000,000.00 -119,717,466.78-154,902,430.26GBP1602020007/10/2009FIXED/4.125007/12/2017-100,000,000.00 -100,000,000.00 -119,717,466.78-154,902,430.26GBP1569040012/01/2010FIXED/3.375008/09/2014-100,000,000.00 -100,000,000.00 -119,717,466.78-154,902,430.26GBP1524050018/01/2010FIXED/2.875007/03/2013-100,000,000.00 -100,000,000.00 -119,717,466.78-154,902,430.26GBP1569050029/01/2010FIXED/3.375008/09/2014-100,000,000.00 -100,000,000.00 -119,717,466.78-154,902,430.26GBP1681010019/02/2010FLOATING/1.120619/02/2015-300,000,000.00 -300,000,000.00 -359,152,400.34-464,707,290.79GBP1681020019/02/2010FLOATING/1.120619/02/2015-200,000,000.00 -200,000,000.00 -239,434,933.56-309,804,860.53GBP1681030010/03/2010FLOATING/1.120619/02/2015-275,000,000.00 -275,000,000.00 -329,223,033.64-425,981,683.23GBP1569060012/03/2010FIXED/3.375008/09/2014-150,000,000.00 -150,000,000.00 -179,576,200.17-232,353,645.40GBP1698010018/03/2010FLOATING/0.000018/03/2014-300,000,000.00 -300,000,000.00 -359,152,400.34-464,707,290.79GBP1681040019/03/2010FLOATING/1.120619/02/2015-200,000,000.00 -200,000,000.00 -239,434,933.56-309,804,860.53GBP1706010030/03/2010FIXED/3.000007/12/2015-300,000,000.00 -300,000,000.00 -359,152,400.34-464,707,290.79GBP1681050031/03/2010FLOATING/1.120619/02/2015-300,000,000.00 -300,000,000.00 -359,152,400.34-464,707,290.79

GBP1681060015/04/2010FLOATING/1.120619/02/2015-100,000,000.00 -100,000,000.00 -119,717,466.78-154,902,430.26GBP1524060001/06/2010FIXED/2.875007/03/2013-50,000,000.00 -50,000,000.00 -59,858,733.39-77,451,215.13GBP1681070016/06/2010FLOATING/1.120619/02/2015-100,000,000.00 -100,000,000.00 -119,717,466.78-154,902,430.26GBP1524070002/07/2010FIXED/2.875007/03/2013-100,000,000.00 -100,000,000.00 -119,717,466.78-154,902,430.26GBP1681080015/07/2010FLOATING/1.120619/02/2015-200,000,000.00 -200,000,000.00 -239,434,933.56-309,804,860.53GBP1706020021/07/2010FIXED/3.000007/12/2015-100,000,000.00 -100,000,000.00 -119,717,466.78-154,902,430.26GBP1706030021/07/2010FIXED/3.000007/12/2015-100,000,000.00 -100,000,000.00 -119,717,466.78-154,902,430.26GBP1524080022/07/2010FIXED/2.875007/03/2013-100,000,000.00 -100,000,000.00 -119,717,466.78-154,902,430.26GBP1747010027/07/2010FLOATING/1.105427/07/2015-10,000,000.00 -10,000,000.00 -11,971,746.68-15,490,243.03GBP1755010004/08/2010FLOATING/1.056730/01/2014-200,000,000.00 -200,000,000.00 -239,434,933.56-309,804,860.53GBP1755020006/08/2010FLOATING/1.056730/01/2014-100,000,000.00 -100,000,000.00 -119,717,466.78-154,902,430.26GBP1755030023/08/2010FLOATING/1.056730/01/2014-150,000,000.00 -150,000,000.00 -179,576,200.17-232,353,645.40GBP1706040025/08/2010FIXED/3.000007/12/2015-100,000,000.00 -100,000,000.00 -119,717,466.78-154,902,430.26GBP1706050003/09/2010FIXED/3.000007/12/2015-100,000,000.00 -100,000,000.00 -119,717,466.78-154,902,430.26GBP1681090025/10/2010FLOATING/1.120619/02/2015-250,000,000.00 -250,000,000.00 -299,293,666.95-387,256,075.66GBP1780010005/11/2010FLOATING/1.029405/01/2016-200,000,000.00 -200,000,000.00 -239,434,933.56-309,804,860.53GBP1681100012/11/2010FLOATING/1.120619/02/2015-300,000,000.00 -300,000,000.00 -359,152,400.34-464,707,290.79GBP1681110012/11/2010FLOATING/1.120619/02/2015-100,000,000.00 -100,000,000.00 -119,717,466.78-154,902,430.26GBP1681120023/11/2010FLOATING/1.120619/02/2015-100,000,000.00 -100,000,000.00 -119,717,466.78-154,902,430.26GBP1780020014/01/2011FLOATING/1.029405/01/2016-150,000,000.00 -150,000,000.00 -179,576,200.17-232,353,645.40GBP1706060021/01/2011FIXED/3.000007/12/2015-650,000,000.00 -650,000,000.00 -778,163,534.06-1,006,865,796.72GBP1706070021/01/2011FIXED/3.000007/12/2015-100,000,000.00 -100,000,000.00 -119,717,466.78-154,902,430.26GBP1755040021/01/2011FLOATING/1.056730/01/2014-550,000,000.00 -550,000,000.00 -658,446,067.28-851,963,366.46GBP1569070026/01/2011FIXED/3.375008/09/2014-200,000,000.00 -200,000,000.00 -239,434,933.56-309,804,860.53GBP1706080002/02/2011FIXED/3.000007/12/2015-300,000,000.00 -300,000,000.00 -359,152,400.34-464,707,290.79GBP1780030002/02/2011FLOATING/1.029405/01/2016-150,000,000.00 -150,000,000.00 -179,576,200.17-232,353,645.40GBP1706090011/02/2011FIXED/3.000007/12/2015-150,000,000.00 -150,000,000.00 -179,576,200.17-232,353,645.40GBP1755050011/02/2011FLOATING/1.056730/01/2014-150,000,000.00 -150,000,000.00 -179,576,200.17-232,353,645.40GBP1333020015/02/2011FIXED/5.375007/03/2019-50,000,000.00 -50,000,000.00 -59,858,733.39-77,451,215.13GBP1811010011/03/2011FIXED/3.250007/12/2016-350,000,000.00 -350,000,000.00 -419,011,133.72-542,158,505.93GBP1780040015/03/2011FLOATING/1.029405/01/2016-100,000,000.00 -100,000,000.00 -119,717,466.78-154,902,430.26GBP1681130020/04/2011FLOATING/1.120619/02/2015-150,000,000.00 -150,000,000.00 -179,576,200.17-232,353,645.40GBP1824010020/04/2011FIXED/4.250007/12/2021-300,000,000.00 -300,000,000.00 -359,152,400.34-464,707,290.79GBP1780050028/04/2011FLOATING/1.029405/01/2016-100,000,000.00 -100,000,000.00 -119,717,466.78-154,902,430.26GBP1811020028/04/2011FIXED/3.250007/12/2016-100,000,000.00 -100,000,000.00 -119,717,466.78-154,902,430.26GBP1602030018/05/2011FIXED/4.125007/12/2017-125,000,000.00 -125,000,000.00 -149,646,833.47-193,628,037.83GBP1681140001/06/2011FLOATING/1.120619/02/2015-100,000,000.00 -100,000,000.00 -119,717,466.78-154,902,430.26GBP1811030007/06/2011FIXED/3.250007/12/2016-100,000,000.00 -100,000,000.00 -119,717,466.78-154,902,430.26GBP1847010014/06/2011FLOATING/1.088714/06/2013-300,000,000.00 -300,000,000.00 -359,152,400.34-464,707,290.79GBP1847020028/06/2011FLOATING/1.088714/06/2013-200,000,000.00 -200,000,000.00 -239,434,933.56-309,804,860.53GBP1531030030/06/2011FIXED/4.500007/06/2029-150,000,000.00 -150,000,000.00 -179,576,200.17-232,353,645.40GBP1681150030/06/2011FLOATING/1.120619/02/2015-100,000,000.00 -100,000,000.00 -119,717,466.78-154,902,430.26GBP1755060006/07/2011FLOATING/1.056730/01/2014-100,000,000.00 -100,000,000.00 -119,717,466.78-154,902,430.26GBP1681160008/07/2011FLOATING/1.120619/02/2015-225,000,000.00 -225,000,000.00 -269,364,300.25-348,530,468.10GBP1602040011/07/2011FIXED/4.125007/12/2017-100,000,000.00 -100,000,000.00 -119,717,466.78-154,902,430.26GBP1824020013/07/2011FIXED/4.250007/12/2021-100,000,000.00 -100,000,000.00 -119,717,466.78-154,902,430.26GBP1780060019/07/2011FLOATING/1.029405/01/2016-100,000,000.00 -100,000,000.00 -119,717,466.78-154,902,430.26GBP1706100022/07/2011FIXED/3.000007/12/2015-100,000,000.00 -100,000,000.00 -119,717,466.78-154,902,430.26GBP1847030014/09/2011FLOATING/1.088714/06/2013-200,000,000.00 -200,000,000.00 -239,434,933.56-309,804,860.53GBP1755070030/09/2011FLOATING/1.056730/01/2014-100,000,000.00 -100,000,000.00 -119,717,466.78-154,902,430.26GBP1847040011/10/2011FLOATING/1.088714/06/2013-125,000,000.00 -125,000,000.00 -149,646,833.47-193,628,037.83GBP1321050019/10/2011FIXED/4.500007/03/2044-50,000,000.00 -50,000,000.00 -59,858,733.39-77,451,215.13GBP1569080028/10/2011FIXED/3.375008/09/2014-300,000,000.00 -300,000,000.00 -359,152,400.34-464,707,290.79

GBP1531040004/11/2011FIXED/4.500007/06/2029-125,000,000.00 -125,000,000.00 -149,646,833.47-193,628,037.83GBP1755080008/11/2011FLOATING/1.056730/01/2014-200,000,000.00 -200,000,000.00 -239,434,933.56-309,804,860.53GBP0162200010/11/2011FIXED/5.000015/04/2039-50,000,000.00 -50,000,000.00 -59,858,733.39-77,451,215.13GBP1321060010/11/2011FIXED/4.500007/03/2044-85,000,000.00 -85,000,000.00 -101,759,846.76-131,667,065.72GBP1847050011/11/2011FLOATING/1.088714/06/2013-150,000,000.00 -150,000,000.00 -179,576,200.17-232,353,645.40GBPXS067357663201/09/2011FIXED/0.680007/03/2012-750,000,000.00 -750,000,000.00 -897,881,000.84-1,161,768,226.98GBPXS068842603904/10/2011FIXED/0.750002/10/2012-9,000,000.00 -9,000,000.00 -10,774,572.01-13,941,218.72GBPXS070089025331/10/2011FIXED/0.950030/04/2012-160,000,000.00 -160,000,000.00 -191,547,946.85-247,843,888.42GBPXS070202166703/11/2011FIXED/1.000015/05/2012-200,000,000.00 -200,000,000.00 -239,434,933.56-309,804,860.53GBPXS070260964403/11/2011FIXED/1.495001/11/2012-50,000,000.00 -50,000,000.00 -59,858,733.39-77,451,215.13GBPXS070500914908/11/2011FIXED/1.265008/06/2012-185,000,000.00 -185,000,000.00 -221,477,313.54-286,569,495.99GBPXS070523779909/11/2011FIXED/1.330009/08/2012-15,000,000.00 -15,000,000.00 -17,957,620.02-23,235,364.54GBPXS070523809409/11/2011FIXED/1.180011/06/2012-15,000,000.00 -15,000,000.00 -17,957,620.02-23,235,364.54GBPXS070524724409/11/2011FIXED/1.240009/07/2012-15,000,000.00 -15,000,000.00 -17,957,620.02-23,235,364.54GBPXS070525852209/11/2011FIXED/1.480007/11/2012-15,000,000.00 -15,000,000.00 -17,957,620.02-23,235,364.54GBPXS070580462210/11/2011FIXED/1.490008/11/2012-105,000,000.00 -105,000,000.00 -125,703,340.12-162,647,551.78GBPXS071271714825/11/2011FIXED/0.390014/02/2012-30,000,000.00 -30,000,000.00 -35,915,240.03-46,470,729.08GBPXS071271722125/11/2011FIXED/0.390021/02/2012-16,000,000.00 -16,000,000.00 -19,154,794.68-24,784,388.84GBPXS071760243605/12/2011FIXED/0.410005/01/2012-200,000,000.00 -200,000,000.00 -239,434,933.56-309,804,860.53GBPXS071770419006/12/2011FIXED/0.400006/01/2012-200,000,000.00 -200,000,000.00 -239,434,933.56-309,804,860.53GBPXS071841901207/12/2011FIXED/0.770007/09/2012-6,000,000.00 -6,000,000.00 -7,183,048.01-9,294,145.82GBPXS072252586116/12/2011FIXED/0.440016/03/2012-20,000,000.00 -20,000,000.00 -23,943,493.36-30,980,486.05GBPXS072336569719/12/2011FIXED/0.450019/03/2012-170,000,000.00 -170,000,000.00 -203,519,693.52-263,334,131.45GBPXS072359275319/12/2011FIXED/0.400019/01/2012-30,000,000.00 -30,000,000.00 -35,915,240.03-46,470,729.08GBPXS072467876720/12/2011FIXED/0.380010/01/2012-30,000,000.00 -30,000,000.00 -35,915,240.03-46,470,729.08GBPXS072487010921/12/2011FIXED/0.400023/01/2012-17,000,000.00 -17,000,000.00 -20,351,969.35-26,333,413.14GBPXS072526724822/12/2011FIXED/0.420022/02/2012-10,000,000.00 -10,000,000.00 -11,971,746.68-15,490,243.03GBPXS072582756128/12/2011FIXED/0.420028/02/2012-15,000,000.00 -15,000,000.00 -17,957,620.02-23,235,364.54-49,498,064,868.48 -48,532,118,277.74 -58,101,422,576.42 -75,177,430,671.10 Currency Borrowing number Value Date Interest rate Rate Maturity date Initial amount in currency of borrowing Nominal outstanding in currency of borrowing Nominal outstanding in EUR Nominal outstanding in USD (1) HKD0692010015/04/2004FIXED/4.955027/12/2019-121,596,535.47 -121,596,535.47 -12,097,953.98-15,653,542.66HKD0721010009/06/2004FIXED/5.570029/12/2017-128,431,083.28 -128,431,083.28 -12,777,940.83-16,533,377.64HKD0748010022/09/2004FIXED/4.630330/12/2013-90,009,000.00 -90,009,000.00 -8,955,228.34-11,587,169.94HKD1555010008/04/2009FLOATING/0.281808/04/2012-2,000,000,000.00 -2,000,000,000.00 -198,985,175.60-257,466,918.71-2,340,036,618.75 -2,340,036,618.75 -232,816,298.75 -301,241,008.95 Currency Borrowing number Value Date Interest rate Rate Maturity date Initial amount in currency of borrowing Nominal outstanding in currency of borrowing Nominal outstanding in EUR Nominal outstanding in USD (1) HUF0347010018/07/2002FIXED/5.375015/10/2012-10,000,000,000.00 -10,000,000,000.00 -31,788,416.30-41,131,031.85HUF0795010005/01/2005FIXED/6.500005/01/2015-13,000,000,000.00 -9,500,000,000.00 -30,198,995.49-39,074,480.26HUF0795020019/04/2006FIXED/6.500005/01/2015-3,000,000,000.00 -3,000,000,000.00 -9,536,524.89-12,339,309.56HUF0795030009/01/2008FIXED/6.500005/01/2015-5,000,000,000.00 -5,000,000,000.00 -15,894,208.15-20,565,515.93HUF1388010025/01/2008FIXED/6.500025/01/2012-6,000,000,000.00 -6,000,000,000.00 -19,073,049.78-24,678,619.11HUF0795040011/06/2009FIXED/6.500005/01/2015-4,000,000,000.00 -4,000,000,000.00 -12,715,366.52-16,452,412.74HUF0795050011/08/2009FIXED/6.500005/01/2015-7,000,000,000.00 -7,000,000,000.00 -22,251,891.41-28,791,722.30HUF0795060010/09/2009FIXED/6.500005/01/2015-3,000,000,000.00 -3,000,000,000.00 -9,536,524.89-12,339,309.56HUF1634010027/10/2009FIXED/6.250027/10/2016-4,000,000,000.00 -327,000,000.00 -1,039,481.21-1,344,984.74HUF0795070030/10/2009FIXED/6.500005/01/2015-3,500,000,000.00 -3,500,000,000.00 -11,125,945.71-14,395,861.15HUF1634020006/11/2009FIXED/6.250027/10/2016-3,000,000,000.00 -3,000,000,000.00 -9,536,524.89-12,339,309.56HUF0795080001/12/2009FIXED/6.500005/01/2015-3,000,000,000.00 -3,000,000,000.00 -9,536,524.89-12,339,309.56HUF0795090001/12/2009FIXED/6.500005/01/2015-5,000,000,000.00 -5,000,000,000.00 -15,894,208.15-20,565,515.93

HUF0795100009/12/2009FIXED/6.500005/01/2015-3,000,000,000.00 -3,000,000,000.00 -9,536,524.89-12,339,309.56HUF1634030022/01/2010FIXED/6.250027/10/2016-3,000,000,000.00 -3,000,000,000.00 -9,536,524.89-12,339,309.56HUF1664010022/01/2010FIXED/6.750022/01/2013-5,000,000,000.00 -5,000,000,000.00 -15,894,208.15-20,565,515.93HUF0795110002/02/2010FIXED/6.500005/01/2015-10,000,000,000.00 -10,000,000,000.00 -31,788,416.30-41,131,031.85HUF1664020019/04/2010FIXED/6.750022/01/2013-2,750,000,000.00 -2,750,000,000.00 -8,741,814.48-11,311,033.76-93,250,000,000.00 -86,077,000,000.00 -273,625,150.99 -354,043,582.87 Currency Borrowing number Value Date Interest rate Rate Maturity date Initial amount in currency of borrowing Nominal outstanding in currency of borrowing Nominal outstanding in EUR Nominal outstanding in USD (1) JPY0071010017/10/1996FIXED/5.150018/10/2016-5,000,000,000.00 -5,000,000,000.00 -49,900,199.60-64,565,868.26JPY0100010027/03/1997FIXED/5.560028/03/2022-5,000,000,000.00 -5,000,000,000.00 -49,900,199.60-64,565,868.26JPY0103010021/05/1997FLOATING/0.000021/05/2012-5,000,000,000.00 -5,000,000,000.00 -49,900,199.60-64,565,868.26JPY0104010021/05/1997FLOATING/0.000021/05/2012-2,000,000,000.00 -2,000,000,000.00 -19,960,079.84-25,826,347.31JPY0214010030/01/2001FIXED/2.100018/02/2014-1,000,000,000.00 -1,000,000,000.00 -9,980,039.92-12,913,173.65JPY0234010025/09/2001FLOATING/0.000021/09/2021-1,000,000,000.00 -1,000,000,000.00 -9,980,039.92-12,913,173.65JPY0245010020/11/2001FLOATING/0.000020/11/2031-1,000,000,000.00 -1,000,000,000.00 -9,980,039.92-12,913,173.65JPY0250010004/12/2001FLOATING/0.000004/12/2031-1,100,000,000.00 -1,100,000,000.00 -10,978,043.91-14,204,491.02JPY0253010007/01/2002FLOATING/0.000015/12/2031-1,200,000,000.00 -1,200,000,000.00 -11,976,047.90-15,495,808.38JPY0257010022/01/2002FLOATING/0.000022/01/2032-1,100,000,000.00 -1,100,000,000.00 -10,978,043.91-14,204,491.02JPY0266010022/01/2002FLOATING/0.000015/03/2032-1,000,000,000.00 -1,000,000,000.00 -9,980,039.92-12,913,173.65JPY0275010020/02/2002FLOATING/0.000020/02/2032-1,700,000,000.00 -1,700,000,000.00 -16,966,067.86-21,952,395.21JPY0276010025/02/2002FLOATING/0.000015/03/2032-1,700,000,000.00 -1,700,000,000.00 -16,966,067.86-21,952,395.21JPY0277010026/02/2002FLOATING/0.000015/03/2022-1,000,000,000.00 -1,000,000,000.00 -9,980,039.92-12,913,173.65JPY0278010026/02/2002FLOATING/0.000015/03/2022-1,000,000,000.00 -1,000,000,000.00 -9,980,039.92-12,913,173.65JPY0280010026/02/2002FLOATING/0.000026/02/2032-1,600,000,000.00 -1,600,000,000.00 -15,968,063.87-20,661,077.84JPY0279010027/02/2002FLOATING/0.000027/02/2032-1,000,000,000.00 -1,000,000,000.00 -9,980,039.92-12,913,173.65JPY0281010015/03/2002FLOATING/0.000015/03/2032-1,200,000,000.00 -1,200,000,000.00 -11,976,047.90-15,495,808.38JPY0289010018/03/2002FLOATING/0.000018/03/2032-1,000,000,000.00 -1,000,000,000.00 -9,980,039.92-12,913,173.65JPY0295010018/03/2002FLOATING/0.000015/03/2032-5,000,000,000.00 -5,000,000,000.00 -49,900,199.60-64,565,868.26JPY0296010018/03/2002FLOATING/0.000018/03/2032-2,000,000,000.00 -2,000,000,000.00 -19,960,079.84-25,826,347.31JPY0297010020/03/2002FLOATING/0.000018/03/2032-1,200,000,000.00 -1,200,000,000.00 -11,976,047.90-15,495,808.38JPY0294010025/03/2002FLOATING/0.000025/03/2032-1,000,000,000.00 -1,000,000,000.00 -9,980,039.92-12,913,173.65JPY0301010025/03/2002FLOATING/0.000025/09/2031-1,000,000,000.00 -1,000,000,000.00 -9,980,039.92-12,913,173.65JPY0303010026/03/2002FLOATING/0.000015/03/2032-2,000,000,000.00 -2,000,000,000.00 -19,960,079.84-25,826,347.31JPY0310010027/03/2002FLOATING/0.000015/03/2032-1,000,000,000.00 -1,000,000,000.00 -9,980,039.92-12,913,173.65JPY0302010008/04/2002FLOATING/0.000015/03/2032-3,000,000,000.00 -3,000,000,000.00 -29,940,119.76-38,739,520.96JPY0311010008/04/2002FLOATING/0.000008/04/2032-1,000,000,000.00 -1,000,000,000.00 -9,980,039.92-12,913,173.65JPY0293010015/04/2002FLOATING/0.000015/03/2032-1,000,000,000.00 -1,000,000,000.00 -9,980,039.92-12,913,173.65JPY0315010017/04/2002FLOATING/0.000015/03/2032-1,000,000,000.00 -1,000,000,000.00 -9,980,039.92-12,913,173.65JPY0316010023/04/2002FLOATING/0.000015/03/2032-1,500,000,000.00 -1,500,000,000.00 -14,970,059.88-19,369,760.48JPY0322010023/04/2002FLOATING/0.000023/04/2032-1,000,000,000.00 -1,000,000,000.00 -9,980,039.92-12,913,173.65JPY0323010023/04/2002FLOATING/0.000023/04/2032-1,000,000,000.00 -1,000,000,000.00 -9,980,039.92-12,913,173.65JPY0324010023/04/2002FLOATING/0.000023/04/2032-1,200,000,000.00 -1,200,000,000.00 -11,976,047.90-15,495,808.38JPY0318010024/04/2002FLOATING/0.000022/04/2032-1,500,000,000.00 -1,500,000,000.00 -14,970,059.88-19,369,760.48JPY0332010020/05/2002FLOATING/0.000020/05/2032-1,000,000,000.00 -1,000,000,000.00 -9,980,039.92-12,913,173.65JPY0333010020/05/2002FLOATING/0.000020/05/2032-1,000,000,000.00 -1,000,000,000.00 -9,980,039.92-12,913,173.65JPY0334010006/06/2002FLOATING/0.000015/06/2032-3,400,000,000.00 -3,400,000,000.00 -33,932,135.73-43,904,790.42JPY0337010013/06/2002FLOATING/0.000010/06/2027-1,000,000,000.00 -1,000,000,000.00 -9,980,039.92-12,913,173.65JPY0339010018/06/2002FLOATING/0.000003/04/2032-2,500,000,000.00 -2,500,000,000.00 -24,950,099.80-32,282,934.13JPY0356010007/10/2002FLOATING/0.000007/10/2032-1,000,000,000.00 -1,000,000,000.00 -9,980,039.92-12,913,173.65JPY0361010029/10/2002FLOATING/0.000029/10/2032-1,000,000,000.00 -1,000,000,000.00 -9,980,039.92-12,913,173.65JPY0360010005/11/2002FLOATING/0.000005/11/2032-1,000,000,000.00 -1,000,000,000.00 -9,980,039.92-12,913,173.65JPY0366010019/11/2002FLOATING/0.000019/11/2032-1,000,000,000.00 -1,000,000,000.00 -9,980,039.92-12,913,173.65

JPY0379010016/12/2002FLOATING/0.000015/12/2032-3,000,000,000.00 -3,000,000,000.00 -29,940,119.76-38,739,520.96JPY0383010017/12/2002FLOATING/0.000017/12/2032-2,300,000,000.00 -2,300,000,000.00 -22,954,091.82-29,700,299.40JPY0382010018/12/2002FLOATING/0.000015/12/2032-1,500,000,000.00 -1,500,000,000.00 -14,970,059.88-19,369,760.48JPY0408010024/02/2003FLOATING/0.000025/02/2033-1,500,000,000.00 -1,500,000,000.00 -14,970,059.88-19,369,760.48JPY0409010024/02/2003FLOATING/0.000024/02/2033-1,000,000,000.00 -1,000,000,000.00 -9,980,039.92-12,913,173.65JPY0412010024/02/2003FLOATING/0.000024/02/2033-1,000,000,000.00 -1,000,000,000.00 -9,980,039.92-12,913,173.65JPY0414010024/02/2003FLOATING/0.000024/02/2033-1,200,000,000.00 -1,200,000,000.00 -11,976,047.90-15,495,808.38JPY0422010024/02/2003FLOATING/0.000024/02/2033-1,400,000,000.00 -1,400,000,000.00 -13,972,055.89-18,078,443.11JPY0410010025/02/2003FLOATING/0.000025/02/2033-1,000,000,000.00 -1,000,000,000.00 -9,980,039.92-12,913,173.65JPY0413010025/02/2003FLOATING/0.000025/02/2033-2,300,000,000.00 -2,300,000,000.00 -22,954,091.82-29,700,299.40JPY0420010025/02/2003FLOATING/0.000025/02/2033-3,500,000,000.00 -3,500,000,000.00 -34,930,139.72-45,196,107.78JPY0421010026/02/2003FLOATING/0.000026/02/2033-3,000,000,000.00 -3,000,000,000.00 -29,940,119.76-38,739,520.96JPY0417010027/02/2003FLOATING/0.000024/02/2033-1,100,000,000.00 -1,100,000,000.00 -10,978,043.91-14,204,491.02JPY0425010006/03/2003FLOATING/0.000006/03/2033-3,000,000,000.00 -3,000,000,000.00 -29,940,119.76-38,739,520.96JPY0430010011/03/2003FLOATING/0.000010/03/2033-1,200,000,000.00 -500,000,000.00 -4,990,019.96-6,456,586.83JPY0437010013/03/2003FLOATING/0.000013/03/2028-1,000,000,000.00 -1,000,000,000.00 -9,980,039.92-12,913,173.65JPY0436010017/03/2003FLOATING/0.000017/03/2033-3,000,000,000.00 -3,000,000,000.00 -29,940,119.76-38,739,520.96JPY0439010017/03/2003FLOATING/0.000015/03/2033-2,000,000,000.00 -2,000,000,000.00 -19,960,079.84-25,826,347.31JPY0440010017/03/2003FLOATING/0.000017/03/2033-2,000,000,000.00 -2,000,000,000.00 -19,960,079.84-25,826,347.31JPY0443010017/03/2003FLOATING/0.000017/03/2033-2,100,000,000.00 -2,100,000,000.00 -20,958,083.83-27,117,664.67JPY0447010025/03/2003FLOATING/0.000025/03/2033-3,300,000,000.00 -3,300,000,000.00 -32,934,131.74-42,613,473.05JPY0446010026/03/2003FLOATING/1.205526/01/2033-1,100,000,000.00 -1,100,000,000.00 -10,978,043.91-14,204,491.02JPY0448010027/03/2003FLOATING/0.000024/03/2033-1,200,000,000.00 -1,200,000,000.00 -11,976,047.90-15,495,808.38JPY0457010003/04/2003FLOATING/0.000004/04/2033-3,200,000,000.00 -200,000,000.00 -1,996,007.98-2,582,634.73JPY0452010004/04/2003FLOATING/0.000003/04/2023-10,000,000,000.00 -10,000,000,000.00 -99,800,399.20-129,131,736.53JPY0454010010/04/2003FLOATING/0.000012/09/2033-1,000,000,000.00 -1,000,000,000.00 -9,980,039.92-12,913,173.65JPY0462010022/04/2003FLOATING/0.000022/04/2033-1,100,000,000.00 -1,100,000,000.00 -10,978,043.91-14,204,491.02JPY0467010022/04/2003FLOATING/0.000022/03/2033-1,000,000,000.00 -1,000,000,000.00 -9,980,039.92-12,913,173.65JPY0465010023/04/2003FLOATING/0.000021/04/2023-1,200,000,000.00 -1,200,000,000.00 -11,976,047.90-15,495,808.38JPY0460010024/04/2003FLOATING/0.000015/03/2033-1,000,000,000.00 -1,000,000,000.00 -9,980,039.92-12,913,173.65JPY0468010024/04/2003FLOATING/0.000024/04/2028-2,000,000,000.00 -2,000,000,000.00 -19,960,079.84-25,826,347.31JPY0470010028/04/2003FLOATING/0.000028/04/2023-1,000,000,000.00 -1,000,000,000.00 -9,980,039.92-12,913,173.65JPY0475010008/05/2003FLOATING/0.000009/05/2033-1,000,000,000.00 -1,000,000,000.00 -9,980,039.92-12,913,173.65JPY0476010013/05/2003FLOATING/0.000013/05/2033-1,000,000,000.00 -1,000,000,000.00 -9,980,039.92-12,913,173.65JPY0478010019/05/2003FLOATING/0.000019/05/2033-5,000,000,000.00 -5,000,000,000.00 -49,900,199.60-64,565,868.26JPY0480010028/05/2003FLOATING/0.000025/05/2033-1,000,000,000.00 -1,000,000,000.00 -9,980,039.92-12,913,173.65JPY0481010028/05/2003FLOATING/0.000028/05/2033-1,000,000,000.00 -1,000,000,000.00 -9,980,039.92-12,913,173.65JPY0473010030/05/2003FLOATING/0.000015/03/2024-10,000,000,000.00 -9,700,000,000.00 -96,806,387.23-125,257,784.43JPY0485010002/06/2003FLOATING/0.000002/06/2033-3,400,000,000.00 -3,400,000,000.00 -33,932,135.73-43,904,790.42JPY0489010006/06/2003FLOATING/0.000002/06/2033-38,000,000,000.00 -36,700,000,000.00 -366,267,465.07-473,913,473.05JPY0490010010/06/2003FLOATING/0.000010/06/2033-1,000,000,000.00 -1,000,000,000.00 -9,980,039.92-12,913,173.65JPY0494010013/06/2003FLOATING/0.000013/06/2033-5,000,000,000.00 -5,000,000,000.00 -49,900,199.60-64,565,868.26JPY0497010017/06/2003FLOATING/0.000017/06/2033-5,000,000,000.00 -5,000,000,000.00 -49,900,199.60-64,565,868.26JPY0499010024/06/2003FLOATING/0.000024/06/2033-1,000,000,000.00 -1,000,000,000.00 -9,980,039.92-12,913,173.65JPY0503010024/06/2003FLOATING/0.000024/06/2033-1,000,000,000.00 -1,000,000,000.00 -9,980,039.92-12,913,173.65JPY0509010025/06/2003FLOATING/0.000024/06/2033-1,000,000,000.00 -1,000,000,000.00 -9,980,039.92-12,913,173.65JPY0512010002/07/2003FLOATING/0.000001/07/2033-1,000,000,000.00 -1,000,000,000.00 -9,980,039.92-12,913,173.65JPY0520010008/07/2003FLOATING/0.000008/07/2033-1,200,000,000.00 -1,200,000,000.00 -11,976,047.90-15,495,808.38JPY0518010010/07/2003FLOATING/0.000010/03/2034-1,800,000,000.00 -1,800,000,000.00 -17,964,071.86-23,243,712.57JPY0519010014/07/2003FLOATING/0.000014/07/2028-1,000,000,000.00 -1,000,000,000.00 -9,980,039.92-12,913,173.65JPY0526010014/07/2003FLOATING/0.000015/07/2033-1,300,000,000.00 -1,300,000,000.00 -12,974,051.90-16,787,125.75JPY0521010015/07/2003FLOATING/0.000015/07/2033-1,000,000,000.00 -1,000,000,000.00 -9,980,039.92-12,913,173.65JPY0524010015/07/2003FLOATING/0.000014/07/2033-1,100,000,000.00 -1,100,000,000.00 -10,978,043.91-14,204,491.02

JPY0535010024/07/2003FLOATING/0.000022/07/2033-3,200,000,000.00 -3,200,000,000.00 -31,936,127.74-41,322,155.69JPY0534010029/07/2003FLOATING/0.000026/07/2018-1,000,000,000.00 -1,000,000,000.00 -9,980,039.92-12,913,173.65JPY0544010005/08/2003FLOATING/0.000006/08/2018-1,000,000,000.00 -1,000,000,000.00 -9,980,039.92-12,913,173.65JPY0541010006/08/2003FLOATING/0.000006/08/2023-1,000,000,000.00 -1,000,000,000.00 -9,980,039.92-12,913,173.65JPY0542010006/08/2003FLOATING/0.000006/08/2023-1,000,000,000.00 -1,000,000,000.00 -9,980,039.92-12,913,173.65JPY0549010011/08/2003FLOATING/0.000012/08/2033-1,000,000,000.00 -1,000,000,000.00 -9,980,039.92-12,913,173.65JPY0550010012/08/2003FLOATING/0.000012/08/2033-1,000,000,000.00 -1,000,000,000.00 -9,980,039.92-12,913,173.65JPY0559010013/08/2003FLOATING/0.000012/08/2033-4,000,000,000.00 -3,500,000,000.00 -34,930,139.72-45,196,107.78JPY0558010022/08/2003FLOATING/0.000022/08/2033-2,000,000,000.00 -2,000,000,000.00 -19,960,079.84-25,826,347.31JPY0563010026/08/2003FLOATING/0.000026/08/2033-1,000,000,000.00 -1,000,000,000.00 -9,980,039.92-12,913,173.65JPY0564010026/08/2003FLOATING/0.000026/08/2033-1,000,000,000.00 -1,000,000,000.00 -9,980,039.92-12,913,173.65JPY0573010028/08/2003FLOATING/0.000026/09/2033-28,000,000,000.00 -28,000,000,000.00 -279,441,117.76-361,568,862.28JPY0571010002/09/2003FLOATING/0.000002/09/2033-1,000,000,000.00 -1,000,000,000.00 -9,980,039.92-12,913,173.65JPY0574010008/09/2003FLOATING/0.000008/09/2033-2,500,000,000.00 -2,500,000,000.00 -24,950,099.80-32,282,934.13JPY0575010008/09/2003FLOATING/0.000008/09/2033-1,000,000,000.00 -1,000,000,000.00 -9,980,039.92-12,913,173.65JPY0586010018/09/2003FLOATING/0.000015/09/2033-1,000,000,000.00 -1,000,000,000.00 -9,980,039.92-12,913,173.65JPY0597010001/10/2003FLOATING/0.000026/09/2033-3,000,000,000.00 -3,000,000,000.00 -29,940,119.76-38,739,520.96JPY0595010002/10/2003FLOATING/0.000026/09/2033-3,000,000,000.00 -3,000,000,000.00 -29,940,119.76-38,739,520.96JPY0596010002/10/2003FLOATING/0.000026/09/2033-2,000,000,000.00 -2,000,000,000.00 -19,960,079.84-25,826,347.31JPY0599010006/10/2003FLOATING/0.000029/09/2033-2,150,000,000.00 -2,150,000,000.00 -21,457,085.83-27,763,323.35JPY0601010006/10/2003FLOATING/0.000006/10/2033-1,300,000,000.00 -1,300,000,000.00 -12,974,051.90-16,787,125.75JPY0608010027/10/2003FLOATING/0.000027/10/2033-1,000,000,000.00 -1,000,000,000.00 -9,980,039.92-12,913,173.65JPY0615010017/11/2003FLOATING/0.000017/11/2033-2,200,000,000.00 -2,200,000,000.00 -21,956,087.82-28,408,982.04JPY0616010017/11/2003FLOATING/0.000017/11/2033-1,000,000,000.00 -1,000,000,000.00 -9,980,039.92-12,913,173.65JPY0622010025/11/2003FLOATING/0.000025/11/2033-2,100,000,000.00 -2,100,000,000.00 -20,958,083.83-27,117,664.67JPY0627010018/12/2003FLOATING/0.000019/12/2033-1,100,000,000.00 -1,100,000,000.00 -10,978,043.91-14,204,491.02JPY0628010018/12/2003FLOATING/0.000015/12/2033-3,000,000,000.00 -3,000,000,000.00 -29,940,119.76-38,739,520.96JPY0629010018/12/2003FLOATING/0.000015/12/2033-1,100,000,000.00 -1,100,000,000.00 -10,978,043.91-14,204,491.02JPY0630010018/12/2003FLOATING/0.000015/12/2033-1,700,000,000.00 -1,700,000,000.00 -16,966,067.86-21,952,395.21JPY0634010013/01/2004FLOATING/0.000013/01/2034-1,000,000,000.00 -1,000,000,000.00 -9,980,039.92-12,913,173.65JPY0636010013/01/2004FLOATING/0.537213/01/2034-1,000,000,000.00 -1,000,000,000.00 -9,980,039.92-12,913,173.65JPY0633010015/01/2004FLOATING/0.036312/01/2034-1,000,000,000.00 -1,000,000,000.00 -9,980,039.92-12,913,173.65JPY0639010020/01/2004FLOATING/0.374320/01/2034-1,000,000,000.00 -1,000,000,000.00 -9,980,039.92-12,913,173.65JPY0641010021/01/2004FLOATING/0.000020/01/2034-1,000,000,000.00 -1,000,000,000.00 -9,980,039.92-12,913,173.65JPY0646010027/01/2004FLOATING/0.179827/01/2034-1,900,000,000.00 -1,900,000,000.00 -18,962,075.85-24,535,029.94JPY0665010002/03/2004FLOATING/0.000002/03/2034-3,000,000,000.00 -3,000,000,000.00 -29,940,119.76-38,739,520.96JPY0671010010/03/2004FLOATING/0.000010/03/2034-1,000,000,000.00 -1,000,000,000.00 -9,980,039.92-12,913,173.65JPY0670010015/03/2004FLOATING/0.000016/03/2034-1,000,000,000.00 -1,000,000,000.00 -9,980,039.92-12,913,173.65JPY0680010023/03/2004FLOATING/0.000023/03/2034-4,000,000,000.00 -4,000,000,000.00 -39,920,159.68-51,652,694.61JPY0683010024/03/2004FLOATING/0.000024/03/2034-1,000,000,000.00 -1,000,000,000.00 -9,980,039.92-12,913,173.65JPY0681010025/03/2004FLOATING/0.000025/03/2034-1,000,000,000.00 -1,000,000,000.00 -9,980,039.92-12,913,173.65JPY0684010026/03/2004FLOATING/0.000030/03/2034-1,000,000,000.00 -1,000,000,000.00 -9,980,039.92-12,913,173.65JPY0679010029/03/2004FLOATING/0.000029/03/2034-2,100,000,000.00 -2,100,000,000.00 -20,958,083.83-27,117,664.67JPY0685010005/04/2004FLOATING/0.000005/04/2034-2,300,000,000.00 -2,300,000,000.00 -22,954,091.82-29,700,299.40JPY0707010010/05/2004FLOATING/0.000010/05/2034-3,000,000,000.00 -3,000,000,000.00 -29,940,119.76-38,739,520.96JPY0708010010/05/2004FLOATING/0.000010/05/2034-2,100,000,000.00 -2,100,000,000.00 -20,958,083.83-27,117,664.67JPY0715010026/05/2004FLOATING/0.000023/03/2034-1,000,000,000.00 -1,000,000,000.00 -9,980,039.92-12,913,173.65JPY0719010007/06/2004FLOATING/0.000008/06/2034-4,000,000,000.00 -4,000,000,000.00 -39,920,159.68-51,652,694.61JPY0739010017/08/2004FLOATING/0.000017/08/2034-1,000,000,000.00 -1,000,000,000.00 -9,980,039.92-12,913,173.65JPY0741010023/08/2004FLOATING/0.000023/08/2034-1,000,000,000.00 -1,000,000,000.00 -9,980,039.92-12,913,173.65JPY0742010025/08/2004FLOATING/0.000025/08/2034-1,100,000,000.00 -1,100,000,000.00 -10,978,043.91-14,204,491.02JPY0740010022/09/2004FLOATING/0.000022/09/2034-1,000,000,000.00 -1,000,000,000.00 -9,980,039.92-12,913,173.65JPY0745010027/09/2004FLOATING/0.000027/09/2034-2,000,000,000.00 -2,000,000,000.00 -19,960,079.84-25,826,347.31

JPY0766010028/10/2004FLOATING/1.570028/10/2019-5,000,000,000.00 -5,000,000,000.00 -49,900,199.60-64,565,868.26JPY0768010008/11/2004FLOATING/0.000008/11/2034-5,000,000,000.00 -5,000,000,000.00 -49,900,199.60-64,565,868.26JPY0769010012/11/2004FLOATING/1.546012/11/2019-16,300,000,000.00 -11,300,000,000.00 -112,774,451.10-145,918,862.28JPY0799010018/01/2005FLOATING/0.534918/01/2035-2,000,000,000.00 -2,000,000,000.00 -19,960,079.84-25,826,347.31JPY0838010016/03/2005FLOATING/1.515216/03/2020-1,000,000,000.00 -1,000,000,000.00 -9,980,039.92-12,913,173.65JPY0844010030/03/2005FLOATING/0.000027/03/2035-3,600,000,000.00 -3,100,000,000.00 -30,938,123.75-40,030,838.32JPY0853010011/04/2005FLOATING/0.000022/03/2035-10,000,000,000.00 -10,000,000,000.00 -99,800,399.20-129,131,736.53JPY0862010027/04/2005FLOATING/2.115027/04/2020-2,000,000,000.00 -2,000,000,000.00 -19,960,079.84-25,826,347.31JPY0864010012/05/2005FLOATING/0.000012/05/2035-1,000,000,000.00 -1,000,000,000.00 -9,980,039.92-12,913,173.65JPY0887010013/06/2005FLOATING/2.311013/06/2025-1,000,000,000.00 -1,000,000,000.00 -9,980,039.92-12,913,173.65JPY0895010030/06/2005FIXED/1.400020/06/2017-100,000,000,000.00 -100,000,000,000.00 -998,003,992.02-1,291,317,365.27JPY0925010017/08/2005FLOATING/0.000017/08/2035-1,000,000,000.00 -1,000,000,000.00 -9,980,039.92-12,913,173.65JPY0929010017/08/2005FLOATING/0.000017/08/2035-1,100,000,000.00 -1,100,000,000.00 -10,978,043.91-14,204,491.02JPY0955010012/09/2005FLOATING/0.000012/09/2035-3,000,000,000.00 -3,000,000,000.00 -29,940,119.76-38,739,520.96JPY0953010021/09/2005FLOATING/0.000021/09/2035-3,200,000,000.00 -3,200,000,000.00 -31,936,127.74-41,322,155.69JPY0983010017/10/2005FLOATING/0.000017/10/2035-1,500,000,000.00 -1,500,000,000.00 -14,970,059.88-19,369,760.48JPY0991010026/10/2005FLOATING/0.000026/10/2035-1,000,000,000.00 -1,000,000,000.00 -9,980,039.92-12,913,173.65JPY1015010028/11/2005FLOATING/0.000028/11/2035-1,000,000,000.00 -1,000,000,000.00 -9,980,039.92-12,913,173.65JPY1019010005/12/2005FLOATING/0.000006/12/2035-1,000,000,000.00 -1,000,000,000.00 -9,980,039.92-12,913,173.65JPY1023010005/12/2005FLOATING/0.000005/12/2035-1,000,000,000.00 -1,000,000,000.00 -9,980,039.92-12,913,173.65JPY1035010016/12/2005FLOATING/0.000017/12/2035-5,000,000,000.00 -5,000,000,000.00 -49,900,199.60-64,565,868.26JPY1037010019/12/2005FLOATING/0.000020/12/2035-1,000,000,000.00 -1,000,000,000.00 -9,980,039.92-12,913,173.65JPY1039010020/12/2005FLOATING/0.000020/12/2035-1,100,000,000.00 -1,100,000,000.00 -10,978,043.91-14,204,491.02JPY1057010026/01/2006FIXED/1.900026/01/2026-50,000,000,000.00 -47,000,000,000.00 -469,061,876.25-606,919,161.68JPY1055010002/02/2006FLOATING/0.000004/02/2036-5,000,000,000.00 -5,000,000,000.00 -49,900,199.60-64,565,868.26JPY1069010015/02/2006FLOATING/0.000015/02/2036-1,000,000,000.00 -1,000,000,000.00 -9,980,039.92-12,913,173.65JPY1073010021/02/2006FLOATING/0.000021/02/2036-1,000,000,000.00 -1,000,000,000.00 -9,980,039.92-12,913,173.65JPY1075010021/02/2006FLOATING/0.000022/02/2036-1,000,000,000.00 -1,000,000,000.00 -9,980,039.92-12,913,173.65JPY1081010027/02/2006FLOATING/0.000027/02/2036-1,000,000,000.00 -1,000,000,000.00 -9,980,039.92-12,913,173.65JPY1101010009/03/2006FLOATING/0.000010/03/2036-1,000,000,000.00 -1,000,000,000.00 -9,980,039.92-12,913,173.65JPY1109010009/03/2006FLOATING/0.000010/03/2036-1,500,000,000.00 -1,500,000,000.00 -14,970,059.88-19,369,760.48JPY1097010013/03/2006FLOATING/0.000013/03/2036-3,000,000,000.00 -3,000,000,000.00 -29,940,119.76-38,739,520.96JPY1095010014/03/2006FLOATING/0.000014/03/2036-1,350,000,000.00 -1,350,000,000.00 -13,473,053.89-17,432,784.43JPY1111010014/03/2006FLOATING/0.000014/03/2036-2,000,000,000.00 -2,000,000,000.00 -19,960,079.84-25,826,347.31JPY1113010014/03/2006FLOATING/0.000014/03/2036-1,500,000,000.00 -1,500,000,000.00 -14,970,059.88-19,369,760.48JPY1105010016/03/2006FLOATING/0.000017/03/2036-1,000,000,000.00 -1,000,000,000.00 -9,980,039.92-12,913,173.65JPY1117010023/03/2006FLOATING/0.000021/03/2036-3,500,000,000.00 -3,500,000,000.00 -34,930,139.72-45,196,107.78JPY1152010003/04/2006FLOATING/0.000004/04/2036-1,000,000,000.00 -1,000,000,000.00 -9,980,039.92-12,913,173.65JPY1162010027/04/2006FLOATING/0.000028/04/2036-3,500,000,000.00 -3,500,000,000.00 -34,930,139.72-45,196,107.78JPY1168010015/05/2006FLOATING/0.000015/05/2036-2,000,000,000.00 -2,000,000,000.00 -19,960,079.84-25,826,347.31JPY1182010015/05/2006FLOATING/0.000015/05/2036-2,200,000,000.00 -2,200,000,000.00 -21,956,087.82-28,408,982.04JPY1202010019/06/2006FLOATING/0.000019/06/2036-1,000,000,000.00 -1,000,000,000.00 -9,980,039.92-12,913,173.65JPY1225010026/07/2006FLOATING/0.000026/07/2026-1,100,000,000.00 -1,100,000,000.00 -10,978,043.91-14,204,491.02JPY1264010014/12/2006FLOATING/0.000015/12/2036-2,000,000,000.00 -2,000,000,000.00 -19,960,079.84-25,826,347.31JPY1284010018/01/2007FIXED/2.150018/01/2027-50,000,000,000.00 -50,000,000,000.00 -499,001,996.01-645,658,682.63JPY1282010023/01/2007FLOATING/0.000023/01/2037-1,000,000,000.00 -1,000,000,000.00 -9,980,039.92-12,913,173.65JPY1291010013/02/2007FLOATING/0.000013/02/2037-3,000,000,000.00 -3,000,000,000.00 -29,940,119.76-38,739,520.96JPY1293010020/02/2007FLOATING/0.000020/02/2037-1,000,000,000.00 -1,000,000,000.00 -9,980,039.92-12,913,173.65JPY1301010026/02/2007FLOATING/0.000026/02/2037-5,000,000,000.00 -5,000,000,000.00 -49,900,199.60-64,565,868.26JPY1305010027/02/2007FLOATING/0.000027/02/2037-5,000,000,000.00 -5,000,000,000.00 -49,900,199.60-64,565,868.26JPY1300010005/03/2007FLOATING/0.000005/03/2037-5,200,000,000.00 -5,200,000,000.00 -51,896,207.58-67,148,502.99JPY1306010013/03/2007FLOATING/0.000013/03/2037-1,000,000,000.00 -1,000,000,000.00 -9,980,039.92-12,913,173.65JPY0895020014/03/2007FIXED/1.400020/06/2017-50,000,000,000.00 -50,000,000,000.00 -499,001,996.01-645,658,682.63

JPY1312010026/03/2007FLOATING/0.000027/03/2037-4,000,000,000.00 -4,000,000,000.00 -39,920,159.68-51,652,694.61JPY1309010027/03/2007FLOATING/0.000027/03/2037-3,500,000,000.00 -3,500,000,000.00 -34,930,139.72-45,196,107.78JPY1318010017/04/2007FLOATING/0.000017/04/2037-2,500,000,000.00 -2,500,000,000.00 -24,950,099.80-32,282,934.13JPY1319010023/04/2007FLOATING/0.000023/04/2037-1,000,000,000.00 -1,000,000,000.00 -9,980,039.92-12,913,173.65JPY1325010015/05/2007FLOATING/0.000015/05/2037-2,850,000,000.00 -2,850,000,000.00 -28,443,113.77-36,802,544.91JPY1330010022/05/2007FIXED/1.250020/09/2012-75,000,000,000.00 -75,000,000,000.00 -748,502,994.01-968,488,023.95JPY1330020022/05/2007FIXED/1.250020/09/2012-25,000,000,000.00 -25,000,000,000.00 -249,500,998.00-322,829,341.32JPY1336010018/06/2007FLOATING/0.000018/06/2037-1,000,000,000.00 -1,000,000,000.00 -9,980,039.92-12,913,173.65JPY1339010010/07/2007FLOATING/0.000010/07/2037-1,000,000,000.00 -1,000,000,000.00 -9,980,039.92-12,913,173.65JPY1340010018/07/2007FLOATING/0.000017/07/2037-2,000,000,000.00 -2,000,000,000.00 -19,960,079.84-25,826,347.31JPY1341010018/07/2007FLOATING/0.000017/07/2037-1,000,000,000.00 -1,000,000,000.00 -9,980,039.92-12,913,173.65JPY1347010019/07/2007FLOATING/0.010020/07/2027-17,548,000,000.00 -16,746,000,000.00 -167,125,748.50-216,244,005.99JPY1348010026/07/2007FLOATING/0.000027/07/2037-1,000,000,000.00 -1,000,000,000.00 -9,980,039.92-12,913,173.65JPY1358010020/09/2007FLOATING/0.000021/09/2027-1,082,000,000.00 -1,082,000,000.00 -10,798,403.19-13,972,053.89JPY1361010020/09/2007FLOATING/0.000021/09/2027-9,187,000,000.00 -8,096,000,000.00 -80,798,403.19-104,545,053.89JPY1367010018/10/2007FLOATING/0.000019/10/2037-3,000,000,000.00 -3,000,000,000.00 -29,940,119.76-38,739,520.96JPY1374010013/11/2007FLOATING/0.000013/11/2037-1,000,000,000.00 -1,000,000,000.00 -9,980,039.92-12,913,173.65JPY1377010014/11/2007FLOATING/0.000015/11/2027-1,987,000,000.00 -1,987,000,000.00 -19,830,339.32-25,658,476.05JPY1378010014/11/2007FLOATING/0.000015/11/2027-4,134,000,000.00 -4,134,000,000.00 -41,257,485.03-53,383,059.88JPY1383010010/12/2007FIXED/2.406310/12/2047-2,317,798,963.00 -2,549,079,104.00 -25,439,911.22-32,916,701.12JPY1381010020/12/2007FLOATING/0.000020/12/2037-40,000,000,000.00 -40,000,000,000.00 -399,201,596.81-516,526,946.11JPY0895030018/01/2008FIXED/1.400020/06/2017-50,000,000,000.00 -50,000,000,000.00 -499,001,996.01-645,658,682.63JPY1057020004/02/2008FIXED/1.900026/01/2026-25,000,000,000.00 -25,000,000,000.00 -249,500,998.00-322,829,341.32JPY0895040028/04/2008FIXED/1.400020/06/2017-25,000,000,000.00 -25,000,000,000.00 -249,500,998.00-322,829,341.32JPY1435010012/05/2008FLOATING/0.000013/05/2038-1,200,000,000.00 -1,200,000,000.00 -11,976,047.90-15,495,808.38JPY1454010026/06/2008FLOATING/0.000022/06/2018-11,885,000,000.00 -11,542,000,000.00 -115,189,620.76-149,043,850.30JPY1449010001/07/2008FLOATING/0.000001/07/2038-1,000,000,000.00 -1,000,000,000.00 -9,980,039.92-12,913,173.65JPY0895050009/07/2008FIXED/1.400020/06/2017-25,000,000,000.00 -25,000,000,000.00 -249,500,998.00-322,829,341.32JPY1470010029/09/2008FLOATING/0.000030/09/2038-500,000,000.00 -500,000,000.00 -4,990,019.96-6,456,586.83JPY1475010021/10/2008FLOATING/0.000021/10/2038-1,100,000,000.00 -1,100,000,000.00 -10,978,043.91-14,204,491.02JPY1476010021/10/2008FLOATING/0.000022/09/2038-500,000,000.00 -500,000,000.00 -4,990,019.96-6,456,586.83JPY1545010025/03/2009FLOATING/0.595725/03/2019-50,000,000,000.00 -50,000,000,000.00 -499,001,996.01-645,658,682.63JPY1581010007/05/2009FIXED/1.463807/05/2016-40,000,000,000.00 -40,000,000,000.00 -399,201,596.81-516,526,946.11JPY1590010002/06/2009FLOATING/0.597502/06/2021-50,000,000,000.00 -50,000,000,000.00 -499,001,996.01-645,658,682.63JPY1595010025/06/2009FLOATING/0.000024/06/2039-1,000,000,000.00 -1,000,000,000.00 -9,980,039.92-12,913,173.65JPY1657010015/01/2010FLOATING/2.754513/01/2040-20,000,000,000.00 -20,000,000,000.00 -199,600,798.40-258,263,473.05JPY1658010025/01/2010FLOATING/2.619425/01/2040-20,000,000,000.00 -20,000,000,000.00 -199,600,798.40-258,263,473.05JPY1675010015/03/2010FLOATING/0.000016/03/2016-2,911,786,920.00 -2,911,786,920.00 -29,059,749.70-37,600,410.14JPY1686010015/03/2010FLOATING/0.000016/03/2015-15,123,707,704.00 -15,123,707,704.00 -150,935,206.63-195,295,063.85JPY1727010007/06/2010FIXED/1.290005/06/2020-60,000,000,000.00 -60,000,000,000.00 -598,802,395.21-774,790,419.16JPY1736010029/06/2010FLOATING/0.000029/06/2040-20,000,000,000.00 -20,000,000,000.00 -199,600,798.40-258,263,473.05JPY1744010015/07/2010FIXED/1.165015/07/2020-40,000,000,000.00 -40,000,000,000.00 -399,201,596.81-516,526,946.11JPY1753010012/08/2010FLOATING/0.000012/08/2014-3,339,309,400.00 -3,339,309,400.00 -33,326,441.12-43,121,082.16JPY1809010022/03/2011FLOATING/0.000022/03/2018-2,467,500,000.00 -2,467,500,000.00 -24,625,748.50-31,863,255.99JPY1809020022/03/2011FLOATING/0.000022/03/2018-2,444,500,000.00 -2,444,500,000.00 -24,396,207.58-31,566,252.99JPY1809030022/03/2011FLOATING/0.000022/03/2018-2,454,000,000.00 -2,454,000,000.00 -24,491,017.96-31,688,928.14JPY1831010018/05/2011FLOATING/0.000018/05/2017-2,625,000,000.00 -2,625,000,000.00 -26,197,604.79-33,897,080.84-1,385,056,602,987.00 -1,368,751,883,128.00 -13,660,198,434.26 -17,674,930,754.28 Currency Borrowing number Value Date Interest rate Rate Maturity date Initial amount in currency of borrowing Nominal outstanding in currency of borrowing Nominal outstanding in EUR Nominal outstanding in USD (1) MXN0945010001/09/2005FIXED/9.797901/09/2015-196,350,000.00 -235,315,467.00 -13,036,001.32-16,867,282.11MXN0945020015/09/2005FIXED/9.334801/09/2015-205,500,000.00 -349,894,338.00 -19,383,439.22-25,080,232.00

-401,850,000.00 -585,209,805.00 -32,419,440.54 -41,947,514.11 Currency Borrowing number Value Date Interest rate Rate Maturity date Initial amount in currency of borrowing Nominal outstanding in currency of borrowing Nominal outstanding in EUR Nominal outstanding in USD (1) NOK0997010003/11/2005FIXED/4.165003/11/2025-300,000,000.00 -300,000,000.00 -38,689,708.54-50,060,613.88NOK1234010031/08/2006FIXED/4.375031/08/2012-1,000,000,000.00 -1,000,000,000.00 -128,965,695.13-166,868,712.92NOK1234020026/10/2006FIXED/4.375031/08/2012-500,000,000.00 -500,000,000.00 -64,482,847.56-83,434,356.46NOK1262010030/11/2006FIXED/4.250004/02/2015-500,000,000.00 -500,000,000.00 -64,482,847.56-83,434,356.46NOK1345010016/07/2007FIXED/5.375016/07/2012-1,000,000,000.00 -1,000,000,000.00 -128,965,695.13-166,868,712.92NOK1262020024/09/2007FIXED/4.250004/02/2015-200,000,000.00 -200,000,000.00 -25,793,139.03-33,373,742.58NOK1234030029/11/2007FIXED/4.375031/08/2012-100,000,000.00 -100,000,000.00 -12,896,569.51-16,686,871.29NOK1404010014/02/2008FIXED/4.250019/05/2017-1,000,000,000.00 -1,000,000,000.00 -128,965,695.13-166,868,712.92NOK1405010014/02/2008FIXED/4.500015/05/2013-1,000,000,000.00 -1,000,000,000.00 -128,965,695.13-166,868,712.92NOK1405020024/07/2008FIXED/4.500015/05/2013-150,000,000.00 -150,000,000.00 -19,344,854.27-25,030,306.94NOK1472010002/10/2008FIXED/5.250002/10/2017-1,000,000,000.00 -1,000,000,000.00 -128,965,695.13-166,868,712.92NOK1262030008/04/2009FIXED/4.250004/02/2015-200,000,000.00 -200,000,000.00 -25,793,139.03-33,373,742.58NOK1262040008/04/2009FIXED/4.250004/02/2015-100,000,000.00 -100,000,000.00 -12,896,569.51-16,686,871.29NOK1262050008/04/2009FIXED/4.250004/02/2015-100,000,000.00 -100,000,000.00 -12,896,569.51-16,686,871.29NOK1584010015/05/2009FIXED/4.000015/05/2014-1,500,000,000.00 -1,500,000,000.00 -193,448,542.69-250,303,069.38NOK1584020015/05/2009FIXED/4.000015/05/2014-1,000,000,000.00 -1,000,000,000.00 -128,965,695.13-166,868,712.92NOK1404020004/06/2009FIXED/4.250019/05/2017-200,000,000.00 -200,000,000.00 -25,793,139.03-33,373,742.58NOK1584030012/06/2009FIXED/4.000015/05/2014-250,000,000.00 -250,000,000.00 -32,241,423.78-41,717,178.23NOK1404030029/06/2009FIXED/4.250019/05/2017-600,000,000.00 -600,000,000.00 -77,379,417.08-100,121,227.75NOK1404040013/07/2009FIXED/4.250019/05/2017-300,000,000.00 -300,000,000.00 -38,689,708.54-50,060,613.88NOK1584040015/07/2009FIXED/4.000015/05/2014-350,000,000.00 -350,000,000.00 -45,137,993.29-58,404,049.52NOK1404050023/07/2009FIXED/4.250019/05/2017-250,000,000.00 -250,000,000.00 -32,241,423.78-41,717,178.23NOK1404060023/10/2009FIXED/4.250019/05/2017-200,000,000.00 -200,000,000.00 -25,793,139.03-33,373,742.58NOK1584050003/11/2009FIXED/4.000015/05/2014-250,000,000.00 -250,000,000.00 -32,241,423.78-41,717,178.23NOK1345020009/11/2009FIXED/5.375016/07/2012-3,500,000,000.00 -3,500,000,000.00 -451,379,932.94-584,040,495.23NOK1404070012/11/2009FIXED/4.250019/05/2017-250,000,000.00 -250,000,000.00 -32,241,423.78-41,717,178.23NOK1345030017/11/2009FIXED/5.375016/07/2012-100,000,000.00 -100,000,000.00 -12,896,569.51-16,686,871.29NOK1659010007/01/2010FIXED/3.125007/01/2013-500,000,000.00 -500,000,000.00 -64,482,847.56-83,434,356.46NOK0997020015/01/2010FIXED/4.165003/11/2025-200,000,000.00 -200,000,000.00 -25,793,139.03-33,373,742.58NOK1404080025/01/2010FIXED/4.250019/05/2017-200,000,000.00 -200,000,000.00 -25,793,139.03-33,373,742.58NOK1659020027/01/2010FIXED/3.125007/01/2013-500,000,000.00 -500,000,000.00 -64,482,847.56-83,434,356.46NOK1404090010/02/2010FIXED/4.250019/05/2017-150,000,000.00 -150,000,000.00 -19,344,854.27-25,030,306.94NOK1659030018/02/2010FIXED/3.125007/01/2013-250,000,000.00 -250,000,000.00 -32,241,423.78-41,717,178.23NOK1404100002/03/2010FIXED/4.250019/05/2017-250,000,000.00 -250,000,000.00 -32,241,423.78-41,717,178.23NOK1659040002/03/2010FIXED/3.125007/01/2013-250,000,000.00 -250,000,000.00 -32,241,423.78-41,717,178.23NOK1404110011/03/2010FIXED/4.250019/05/2017-250,000,000.00 -250,000,000.00 -32,241,423.78-41,717,178.23NOK1659050024/03/2010FIXED/3.125007/01/2013-250,000,000.00 -250,000,000.00 -32,241,423.78-41,717,178.23NOK1262060006/04/2010FIXED/4.250004/02/2015-300,000,000.00 -300,000,000.00 -38,689,708.54-50,060,613.88NOK1659060022/04/2010FIXED/3.125007/01/2013-250,000,000.00 -250,000,000.00 -32,241,423.78-41,717,178.23NOK1659070012/05/2010FIXED/3.125007/01/2013-250,000,000.00 -250,000,000.00 -32,241,423.78-41,717,178.23NOK1659080027/05/2010FIXED/3.125007/01/2013-250,000,000.00 -250,000,000.00 -32,241,423.78-41,717,178.23NOK1659090003/06/2010FIXED/3.125007/01/2013-250,000,000.00 -250,000,000.00 -32,241,423.78-41,717,178.23NOK1404120007/06/2010FIXED/4.250019/05/2017-350,000,000.00 -350,000,000.00 -45,137,993.29-58,404,049.52NOK1472020011/06/2010FIXED/5.250002/10/2017-600,000,000.00 -600,000,000.00 -77,379,417.08-100,121,227.75NOK1738010005/07/2010FIXED/2.750005/07/2013-600,000,000.00 -600,000,000.00 -77,379,417.08-100,121,227.75NOK1659100015/07/2010FIXED/3.125007/01/2013-300,000,000.00 -300,000,000.00 -38,689,708.54-50,060,613.88NOK1404130011/08/2010FIXED/4.250019/05/2017-300,000,000.00 -300,000,000.00 -38,689,708.54-50,060,613.88NOK1404140019/08/2010FIXED/4.250019/05/2017-300,000,000.00 -300,000,000.00 -38,689,708.54-50,060,613.88NOK1262070024/08/2010FIXED/4.250004/02/2015-300,000,000.00 -300,000,000.00 -38,689,708.54-50,060,613.88

NOK1404150007/09/2010FIXED/4.250019/05/2017-200,000,000.00 -200,000,000.00 -25,793,139.03-33,373,742.58NOK1738020005/10/2010FIXED/2.750005/07/2013-100,000,000.00 -100,000,000.00 -12,896,569.51-16,686,871.29NOK1262080028/10/2010FIXED/4.250004/02/2015-300,000,000.00 -300,000,000.00 -38,689,708.54-50,060,613.88NOK1777010029/10/2010FIXED/3.000029/01/2016-500,000,000.00 -500,000,000.00 -64,482,847.56-83,434,356.46NOK1472030025/11/2010FIXED/5.250002/10/2017-600,000,000.00 -600,000,000.00 -77,379,417.08-100,121,227.75NOK1404160012/01/2011FIXED/4.250019/05/2017-200,000,000.00 -200,000,000.00 -25,793,139.03-33,373,742.58NOK1777020031/01/2011FIXED/3.000029/01/2016-150,000,000.00 -150,000,000.00 -19,344,854.27-25,030,306.94NOK1777030015/02/2011FIXED/3.000029/01/2016-150,000,000.00 -150,000,000.00 -19,344,854.27-25,030,306.94NOK1584060025/02/2011FIXED/4.000015/05/2014-500,000,000.00 -500,000,000.00 -64,482,847.56-83,434,356.46NOK1777040029/03/2011FIXED/3.000029/01/2016-200,000,000.00 -200,000,000.00 -25,793,139.03-33,373,742.58NOK1404170027/04/2011FIXED/4.250019/05/2017-500,000,000.00 -500,000,000.00 -64,482,847.56-83,434,356.46NOK1826010003/05/2011FIXED/4.875025/05/2021-1,000,000,000.00 -1,000,000,000.00 -128,965,695.13-166,868,712.92NOK1833010012/05/2011FIXED/4.402512/05/2017-400,000,000.00 -400,000,000.00 -51,586,278.05-66,747,485.17NOK1404180019/05/2011FIXED/4.250019/05/2017-500,000,000.00 -500,000,000.00 -64,482,847.56-83,434,356.46NOK1404190019/05/2011FIXED/4.250019/05/2017-250,000,000.00 -250,000,000.00 -32,241,423.78-41,717,178.23NOK1738030019/05/2011FIXED/2.750005/07/2013-300,000,000.00 -300,000,000.00 -38,689,708.54-50,060,613.88NOK1405030020/05/2011FIXED/4.500015/05/2013-250,000,000.00 -250,000,000.00 -32,241,423.78-41,717,178.23NOK1835010020/05/2011FIXED/3.750015/05/2015-1,000,000,000.00 -1,000,000,000.00 -128,965,695.13-166,868,712.92NOK1262090023/05/2011FIXED/4.250004/02/2015-250,000,000.00 -250,000,000.00 -32,241,423.78-41,717,178.23NOK1405040017/06/2011FIXED/4.500015/05/2013-200,000,000.00 -200,000,000.00 -25,793,139.03-33,373,742.58NOK1472040020/06/2011FIXED/5.250002/10/2017-400,000,000.00 -400,000,000.00 -51,586,278.05-66,747,485.17NOK1777050022/06/2011FIXED/3.000029/01/2016-250,000,000.00 -250,000,000.00 -32,241,423.78-41,717,178.23NOK1856010004/07/2011FLOATING/3.080004/07/2016-700,000,000.00 -700,000,000.00 -90,275,986.59-116,808,099.05NOK1472050025/07/2011FIXED/5.250002/10/2017-400,000,000.00 -400,000,000.00 -51,586,278.05-66,747,485.17NOK1738040011/08/2011FIXED/2.750005/07/2013-250,000,000.00 -250,000,000.00 -32,241,423.78-41,717,178.23NOK1584070012/08/2011FIXED/4.000015/05/2014-300,000,000.00 -300,000,000.00 -38,689,708.54-50,060,613.88NOK1404200019/08/2011FIXED/4.250019/05/2017-750,000,000.00 -750,000,000.00 -96,724,271.34-125,151,534.69NOK1777060019/08/2011FIXED/3.000029/01/2016-300,000,000.00 -300,000,000.00 -38,689,708.54-50,060,613.88NOK1826020024/08/2011FIXED/4.875025/05/2021-225,000,000.00 -225,000,000.00 -29,017,281.40-37,545,460.41NOK1835020026/08/2011FIXED/3.750015/05/2015-500,000,000.00 -500,000,000.00 -64,482,847.56-83,434,356.46NOK1777070031/08/2011FIXED/3.000029/01/2016-300,000,000.00 -300,000,000.00 -38,689,708.54-50,060,613.88NOK1262100009/09/2011FIXED/4.250004/02/2015-250,000,000.00 -250,000,000.00 -32,241,423.78-41,717,178.23NOK1404210009/09/2011FIXED/4.250019/05/2017-300,000,000.00 -300,000,000.00 -38,689,708.54-50,060,613.88NOK1472060013/09/2011FIXED/5.250002/10/2017-250,000,000.00 -250,000,000.00 -32,241,423.78-41,717,178.23NOK1777080014/09/2011FIXED/3.000029/01/2016-250,000,000.00 -250,000,000.00 -32,241,423.78-41,717,178.23NOK1878010016/09/2011FIXED/3.000016/09/2016-1,000,000,000.00 -1,000,000,000.00 -128,965,695.13-166,868,712.92NOK1262110021/09/2011FIXED/4.250004/02/2015-150,000,000.00 -150,000,000.00 -19,344,854.27-25,030,306.94NOK1777090026/09/2011FIXED/3.000029/01/2016-250,000,000.00 -250,000,000.00 -32,241,423.78-41,717,178.23NOK1835030030/09/2011FIXED/3.750015/05/2015-250,000,000.00 -250,000,000.00 -32,241,423.78-41,717,178.23NOK1826030004/10/2011FIXED/4.875025/05/2021-310,000,000.00 -310,000,000.00 -39,979,365.49-51,729,301.01NOK1777100007/10/2011FIXED/3.000029/01/2016-150,000,000.00 -150,000,000.00 -19,344,854.27-25,030,306.94NOK1878020007/10/2011FIXED/3.000016/09/2016-300,000,000.00 -300,000,000.00 -38,689,708.54-50,060,613.88NOK1404220014/10/2011FIXED/4.250019/05/2017-300,000,000.00 -300,000,000.00 -38,689,708.54-50,060,613.88NOK1472070019/10/2011FIXED/5.250002/10/2017-750,000,000.00 -750,000,000.00 -96,724,271.34-125,151,534.69NOK1404230024/10/2011FIXED/4.250019/05/2017-450,000,000.00 -450,000,000.00 -58,034,562.81-75,090,920.82NOK1878030027/10/2011FIXED/3.000016/09/2016-500,000,000.00 -500,000,000.00 -64,482,847.56-83,434,356.46NOK1659110028/10/2011FIXED/3.125007/01/2013-280,000,000.00 -280,000,000.00 -36,110,394.64-46,723,239.62NOK1882010031/10/2011FIXED/3.750031/10/2018-1,000,000,000.00 -1,000,000,000.00 -128,965,695.13-166,868,712.92NOK1856020010/11/2011FLOATING/3.080004/07/2016-300,000,000.00 -300,000,000.00 -38,689,708.54-50,060,613.88NOK1738050022/11/2011FIXED/2.750005/07/2013-275,000,000.00 -275,000,000.00 -35,465,566.16-45,888,896.05NOK1878040028/11/2011FIXED/3.000016/09/2016-75,000,000.00 -75,000,000.00 -9,672,427.13-12,515,153.47NOKXS070879573618/11/2011FIXED/1.800017/02/2012-680,000,000.00 -680,000,000.00 -87,696,672.69-113,470,724.79NOKXS071778525606/12/2011FIXED/1.840001/02/2012-500,000,000.00 -500,000,000.00 -64,482,847.56-83,434,356.46

NOKXS072003756212/12/2011FIXED/1.800001/02/2012-843,000,000.00 -843,000,000.00 -108,718,080.99-140,670,324.99NOKXS072501039021/12/2011FIXED/1.700021/03/2012-300,000,000.00 -300,000,000.00 -38,689,708.54-50,060,613.88NOKXS072503066121/12/2011FIXED/1.660001/02/2012-6,000,000,000.00 -6,000,000,000.00 -773,794,170.75-1,001,212,277.53-50,388,000,000.00 -50,388,000,000.00 -6,498,323,446.06 -8,408,180,706.73 Currency Borrowing number Value Date Interest rate Rate Maturity date Initial amount in currency of borrowing Nominal outstanding in currency of borrowing Nominal outstanding in EUR Nominal outstanding in USD (1) NZD0743010010/09/2004FIXED/6.500010/09/2014-200,000,000.00 -200,000,000.00 -119,495,728.03-154,615,522.50NZD0743020010/12/2004FIXED/6.500010/09/2014-100,000,000.00 -100,000,000.00 -59,747,864.01-77,307,761.25NZD0743030027/04/2005FIXED/6.500010/09/2014-100,000,000.00 -100,000,000.00 -59,747,864.01-77,307,761.25NZD0743040027/05/2005FIXED/6.500010/09/2014-100,000,000.00 -100,000,000.00 -59,747,864.01-77,307,761.25NZD0743050018/08/2005FIXED/6.500010/09/2014-100,000,000.00 -100,000,000.00 -59,747,864.01-77,307,761.25NZD0743060028/10/2005FIXED/6.500010/09/2014-100,000,000.00 -100,000,000.00 -59,747,864.01-77,307,761.25NZD0743070009/11/2005FIXED/6.500010/09/2014-100,000,000.00 -100,000,000.00 -59,747,864.01-77,307,761.25NZD0743080010/02/2006FIXED/6.500010/09/2014-100,000,000.00 -100,000,000.00 -59,747,864.01-77,307,761.25NZD0743090028/02/2006FIXED/6.500010/09/2014-100,000,000.00 -100,000,000.00 -59,747,864.01-77,307,761.25NZD0743100023/05/2006FIXED/6.500010/09/2014-100,000,000.00 -100,000,000.00 -59,747,864.01-77,307,761.25NZD0743110016/06/2006FIXED/6.500010/09/2014-100,000,000.00 -100,000,000.00 -59,747,864.01-77,307,761.25NZD0743120016/06/2006FIXED/6.500010/09/2014-100,000,000.00 -100,000,000.00 -59,747,864.01-77,307,761.25NZD1278010018/01/2007FIXED/7.000018/01/2012-200,000,000.00 -200,000,000.00 -119,495,728.03-154,615,522.50NZD0743130030/05/2007FIXED/6.500010/09/2014-100,000,000.00 -100,000,000.00 -59,747,864.01-77,307,761.25NZD1350010031/07/2007FIXED/7.750031/07/2012-400,000,000.00 -400,000,000.00 -238,991,456.06-309,231,044.99NZD1350020007/09/2007FIXED/7.750031/07/2012-400,000,000.00 -400,000,000.00 -238,991,456.06-309,231,044.99NZD1278020011/10/2007FIXED/7.000018/01/2012-100,000,000.00 -100,000,000.00 -59,747,864.01-77,307,761.25NZD0743140016/10/2007FIXED/6.500010/09/2014-100,000,000.00 -100,000,000.00 -59,747,864.01-77,307,761.25NZD1278030027/11/2007FIXED/7.000018/01/2012-100,000,000.00 -100,000,000.00 -59,747,864.01-77,307,761.25NZD1278040018/01/2008FIXED/7.000018/01/2012-200,000,000.00 -200,000,000.00 -119,495,728.03-154,615,522.50NZD1278050019/03/2008FIXED/7.000018/01/2012-100,000,000.00 -100,000,000.00 -59,747,864.01-77,307,761.25NZD1420010027/03/2008FIXED/7.500015/12/2017-100,000,000.00 -100,000,000.00 -59,747,864.01-77,307,761.25NZD1278060018/08/2008FIXED/7.000018/01/2012-100,000,000.00 -100,000,000.00 -59,747,864.01-77,307,761.25NZD1278070020/01/2009FIXED/7.000018/01/2012-100,000,000.00 -100,000,000.00 -59,747,864.01-77,307,761.25NZD1670010008/02/2010FIXED/5.000008/02/2013-200,000,000.00 -200,000,000.00 -119,495,728.03-154,615,522.50NZD1677010019/02/2010FIXED/5.000019/02/2013-200,000,000.00 -200,000,000.00 -119,495,728.03-154,615,522.50NZD0743150008/03/2010FIXED/6.500010/09/2014-50,000,000.00 -50,000,000.00 -29,873,932.01-38,653,880.62NZD1850010016/06/2011FLOATING/3.230016/06/2021-200,000,000.00 -200,000,000.00 -119,495,728.03-154,615,522.50NZD1867010004/08/2011FIXED/0.500004/08/2021-50,000,000.00 -50,000,000.00 -29,873,932.01-38,653,880.62NZDXS069724639425/10/2011FIXED/2.850026/04/2012-50,000,000.00 -50,000,000.00 -29,873,932.01-38,653,880.62NZDXS071896285408/12/2011FIXED/2.800010/01/2012-50,000,000.00 -50,000,000.00 -29,873,932.01-38,653,880.62-4,100,000,000.00 -4,100,000,000.00 -2,449,662,424.53 -3,169,618,211.15 Currency Borrowing number Value Date Interest rate Rate Maturity date Initial amount in currency of borrowing Nominal outstanding in currency of borrowing Nominal outstanding in EUR Nominal outstanding in USD (1) PLN0291010014/03/2002FIXED/7.009915/06/2017-97,913,750.00 -97,913,750.00 -21,963,604.76-28,418,708.19PLN0354010026/09/2002FIXED/6.021526/09/2017-41,600,000.00 -41,600,000.00 -9,331,538.81-12,074,078.06PLN0738010012/08/2004FIXED/6.500012/08/2014-240,000,000.00 -240,000,000.00 -53,835,800.81-69,658,142.66PLN1166010005/05/2006FIXED/5.420005/05/2026-74,813,120.00 -97,407,685.00 -21,850,086.36-28,271,826.74PLN1385010014/12/2007FIXED/5.250030/01/2012-100,000,000.00 -100,000,000.00 -22,431,583.67-29,024,226.11PLN0738020030/06/2009FIXED/6.500012/08/2014-70,000,000.00 -70,000,000.00 -15,702,108.57-20,316,958.28PLN0738030030/06/2009FIXED/6.500012/08/2014-60,000,000.00 -60,000,000.00 -13,458,950.20-17,414,535.67PLN0738040017/09/2009FIXED/6.500012/08/2014-75,000,000.00 -75,000,000.00 -16,823,687.75-21,768,169.58PLN1626010018/09/2009FIXED/5.000018/09/2013-100,000,000.00 -100,000,000.00 -22,431,583.67-29,024,226.11PLN0738050004/02/2010FIXED/6.500012/08/2014-50,000,000.00 -50,000,000.00 -11,215,791.83-14,512,113.06PLN0738060022/02/2010FIXED/6.500012/08/2014-75,000,000.00 -75,000,000.00 -16,823,687.75-21,768,169.58

PLN1385020015/03/2010FIXED/5.250030/01/2012-25,000,000.00 -25,000,000.00 -5,607,895.92-7,256,056.53PLN1626020019/03/2010FIXED/5.000018/09/2013-40,000,000.00 -40,000,000.00 -8,972,633.47-11,609,690.44PLN0738070007/04/2010FIXED/6.500012/08/2014-75,000,000.00 -75,000,000.00 -16,823,687.75-21,768,169.58PLN0738080016/04/2010FIXED/6.500012/08/2014-40,000,000.00 -40,000,000.00 -8,972,633.47-11,609,690.44PLN0738090006/05/2010FIXED/6.500012/08/2014-50,000,000.00 -50,000,000.00 -11,215,791.83-14,512,113.06PLN1626030012/08/2010FIXED/5.000018/09/2013-60,000,000.00 -60,000,000.00 -13,458,950.20-17,414,535.67-1,274,326,870.00 -1,296,921,435.00 -290,920,016.82 -376,421,409.77 Currency Borrowing number Value Date Interest rate Rate Maturity date Initial amount in currency of borrowing Nominal outstanding in currency of borrowing Nominal outstanding in EUR Nominal outstanding in USD (1) RON1326010010/05/2007FIXED/7.000010/05/2014-300,000,000.00 -300,000,000.00 -69,391,437.10-89,785,580.46RON1530010016/03/2009FIXED/12.625016/03/2016-150,000,000.00 -150,000,000.00 -34,695,718.55-44,892,790.23-450,000,000.00 -450,000,000.00 -104,087,155.65 -134,678,370.69 Currency Borrowing number Value Date Interest rate Rate Maturity date Initial amount in currency of borrowing Nominal outstanding in currency of borrowing Nominal outstanding in EUR Nominal outstanding in USD (1) RUB1335010013/06/2007FIXED/6.750013/06/2017-2,000,000,000.00 -2,000,000,000.00 -47,886,986.71-61,960,972.11RUB1337010014/06/2007FIXED/6.250014/06/2012-2,000,000,000.00 -2,000,000,000.00 -47,886,986.71-61,960,972.11RUB1335020002/06/2008FIXED/6.750013/06/2017-500,000,000.00 -500,000,000.00 -11,971,746.68-15,490,243.03RUB1491010003/12/2008FIXED/19.100003/12/2018-355,000,000.00 -355,000,000.00 -8,499,940.14-10,998,072.55RUB1503010004/02/2009FIXED/20.100004/02/2019-355,000,000.00 -355,000,000.00 -8,499,940.14-10,998,072.55RUB1690010011/03/2010FIXED/6.250011/03/2013-4,000,000,000.00 -4,000,000,000.00 -95,773,973.42-123,921,944.21RUB1690020029/06/2010FIXED/6.250011/03/2013-1,500,000,000.00 -1,500,000,000.00 -35,915,240.03-46,470,729.08RUB1741010007/07/2010FIXED/6.500015/12/2015-3,000,000,000.00 -3,000,000,000.00 -71,830,480.07-92,941,458.16RUB1768010030/09/2010FIXED/6.500030/09/2016-1,500,000,000.00 -1,500,000,000.00 -35,915,240.03-46,470,729.08RUB1335030007/10/2010FIXED/6.750013/06/2017-1,000,000,000.00 -1,000,000,000.00 -23,943,493.36-30,980,486.05RUB1768020008/10/2010FIXED/6.500030/09/2016-500,000,000.00 -500,000,000.00 -11,971,746.68-15,490,243.03RUB1768030014/10/2010FIXED/6.500030/09/2016-500,000,000.00 -500,000,000.00 -11,971,746.68-15,490,243.03RUB1335040021/10/2010FIXED/6.750013/06/2017-500,000,000.00 -500,000,000.00 -11,971,746.68-15,490,243.03RUB1776010029/10/2010FIXED/5.450029/12/2014-2,000,000,000.00 -1,300,000,000.00 -31,126,541.36-40,274,631.87RUB1335050003/11/2010FIXED/6.750013/06/2017-250,000,000.00 -250,000,000.00 -5,985,873.34-7,745,121.51RUB1768040017/11/2010FIXED/6.500030/09/2016-500,000,000.00 -500,000,000.00 -11,971,746.68-15,490,243.03RUB1768050012/01/2011FIXED/6.500030/09/2016-500,000,000.00 -500,000,000.00 -11,971,746.68-15,490,243.03RUB1335060024/01/2011FIXED/6.750013/06/2017-1,000,000,000.00 -1,000,000,000.00 -23,943,493.36-30,980,486.05RUB1741020024/01/2011FIXED/6.500015/12/2015-1,000,000,000.00 -1,000,000,000.00 -23,943,493.36-30,980,486.05RUB1768060027/01/2011FIXED/6.500030/09/2016-500,000,000.00 -500,000,000.00 -11,971,746.68-15,490,243.03RUB1776020028/01/2011FIXED/5.450029/12/2014-1,000,000,000.00 -1,000,000,000.00 -23,943,493.36-30,980,486.05RUB1794010028/01/2011FIXED/6.000028/01/2014-1,000,000,000.00 -1,000,000,000.00 -23,943,493.36-30,980,486.05RUB1794020009/03/2011FIXED/6.000028/01/2014-500,000,000.00 -500,000,000.00 -11,971,746.68-15,490,243.03RUB1741030019/08/2011FIXED/6.500015/12/2015-2,800,000,000.00 -2,800,000,000.00 -67,041,781.40-86,745,360.95RUB1741040019/08/2011FIXED/6.500015/12/2015-750,000,000.00 -750,000,000.00 -17,957,620.02-23,235,364.54RUB1741050026/09/2011FIXED/6.500015/12/2015-1,000,000,000.00 -1,000,000,000.00 -23,943,493.36-30,980,486.05RUB1741060021/10/2011FIXED/6.500015/12/2015-250,000,000.00 -250,000,000.00 -5,985,873.34-7,745,121.51-30,760,000,000.00 -30,060,000,000.00 -719,741,410.31 -931,273,410.75 Currency Borrowing number Value Date Interest rate Rate Maturity date Initial amount in currency of borrowing Nominal outstanding in currency of borrowing Nominal outstanding in EUR Nominal outstanding in USD (1) SEK0750010014/09/2004FIXED/4.500005/05/2014-2,500,000,000.00 -2,500,000,000.00 -280,520,646.32-362,965,664.27SEK0875010013/05/2005FIXED/5.000001/12/2020-1,300,000,000.00 -518,000,000.00 -58,123,877.92-75,206,485.64SEK0891010010/06/2005FIXED/3.650010/06/2025-300,000,000.00 -300,000,000.00 -33,662,477.56-43,555,879.71SEK0875020023/08/2006FIXED/5.000001/12/2020-200,000,000.00 -200,000,000.00 -22,441,651.71-29,037,253.14SEK1245010021/09/2006FLOATING/4.000001/12/2020-1,000,000,000.00 -1,000,000,000.00 -112,208,258.53-145,186,265.71SEK1245020021/09/2006FLOATING/4.000001/12/2020-500,000,000.00 -500,000,000.00 -56,104,129.26-72,593,132.85

SEK0750020006/11/2006FIXED/4.500005/05/2014-500,000,000.00 -500,000,000.00 -56,104,129.26-72,593,132.85SEK1245030005/01/2007FLOATING/4.000001/12/2020-500,000,000.00 -500,000,000.00 -56,104,129.26-72,593,132.85SEK1245040002/02/2007FLOATING/4.000001/12/2020-250,000,000.00 -250,000,000.00 -28,052,064.63-36,296,566.43SEK1245050013/02/2007FLOATING/4.000001/12/2020-1,000,000,000.00 -1,000,000,000.00 -112,208,258.53-145,186,265.71SEK1313010002/04/2007FIXED/4.000001/12/2028-400,000,000.00 -400,000,000.00 -44,883,303.41-58,074,506.28SEK1313020002/04/2007FIXED/4.000001/12/2028-125,000,000.00 -125,000,000.00 -14,026,032.32-18,148,283.21SEK1245060010/04/2007FLOATING/4.000001/12/2020-600,000,000.00 -600,000,000.00 -67,324,955.12-87,111,759.43SEK0875030012/04/2007FIXED/5.000001/12/2020-500,000,000.00 -500,000,000.00 -56,104,129.26-72,593,132.85SEK1328010014/05/2007FLOATING/3.500001/12/2028-750,000,000.00 -750,000,000.00 -84,156,193.90-108,889,699.28SEK1328020015/06/2007FLOATING/3.500001/12/2028-500,000,000.00 -500,000,000.00 -56,104,129.26-72,593,132.85SEK0750030031/08/2007FIXED/4.500005/05/2014-500,000,000.00 -500,000,000.00 -56,104,129.26-72,593,132.85SEK1357010010/09/2007FIXED/4.500012/08/2017-500,000,000.00 -500,000,000.00 -56,104,129.26-72,593,132.85SEK1357020002/10/2007FIXED/4.500012/08/2017-250,000,000.00 -250,000,000.00 -28,052,064.63-36,296,566.43SEK0875040015/10/2007FIXED/5.000001/12/2020-500,000,000.00 -500,000,000.00 -56,104,129.26-72,593,132.85SEK0750040004/12/2007FIXED/4.500005/05/2014-255,000,000.00 -255,000,000.00 -28,613,105.92-37,022,497.76SEK1357030015/05/2008FIXED/4.500012/08/2017-125,000,000.00 -125,000,000.00 -14,026,032.32-18,148,283.21SEK0875050027/05/2008FIXED/5.000001/12/2020-400,000,000.00 -400,000,000.00 -44,883,303.41-58,074,506.28SEK1357040023/07/2008FIXED/4.500012/08/2017-150,000,000.00 -150,000,000.00 -16,831,238.78-21,777,939.86SEK0750050024/07/2008FIXED/4.500005/05/2014-300,000,000.00 -300,000,000.00 -33,662,477.56-43,555,879.71SEK0750060013/08/2008FIXED/4.500005/05/2014-225,000,000.00 -225,000,000.00 -25,246,858.17-32,666,909.78SEK1471010018/09/2008FLOATING/2.572518/09/2015-1,200,000,000.00 -1,200,000,000.00 -134,649,910.23-174,223,518.85SEK1638010004/11/2009FLOATING/2.983001/12/2020-800,000,000.00 -800,000,000.00 -89,766,606.82-116,149,012.57SEK1643010017/11/2009FLOATING/2.718017/02/2015-550,000,000.00 -550,000,000.00 -61,714,542.19-79,852,446.14SEK1644010017/11/2009FIXED/2.950017/02/2015-1,700,000,000.00 -1,700,000,000.00 -190,754,039.50-246,816,651.71SEK1328030022/12/2009FLOATING/3.500001/12/2028-310,000,000.00 -310,000,000.00 -34,784,560.14-45,007,742.37SEK0875070028/01/2010FIXED/5.000001/12/2020-132,000,000.00 -132,000,000.00 -14,811,490.13-19,164,587.07SEK1731010014/06/2010FIXED/3.500014/01/2021-1,000,000,000.00 -1,000,000,000.00 -112,208,258.53-145,186,265.71SEK1731020006/07/2010FIXED/3.500014/01/2021-1,150,000,000.00 -1,150,000,000.00 -129,039,497.31-166,964,205.57SEK0875080009/07/2010FIXED/5.000001/12/2020-1,750,000,000.00 -1,750,000,000.00 -196,364,452.42-254,075,964.99SEK1731030004/08/2010FIXED/3.500014/01/2021-300,000,000.00 -300,000,000.00 -33,662,477.56-43,555,879.71SEK1357050009/08/2010FIXED/4.500012/08/2017-550,000,000.00 -550,000,000.00 -61,714,542.19-79,852,446.14SEK0875090008/11/2010FIXED/5.000001/12/2020-200,000,000.00 -200,000,000.00 -22,441,651.71-29,037,253.14SEK0750070009/11/2010FIXED/4.500005/05/2014-150,000,000.00 -150,000,000.00 -16,831,238.78-21,777,939.86SEK1357060009/11/2010FIXED/4.500012/08/2017-500,000,000.00 -500,000,000.00 -56,104,129.26-72,593,132.85SEK1782010012/11/2010FLOATING/0.500001/06/2017-223,000,000.00 -223,000,000.00 -25,022,441.65-32,376,537.25SEK1783010015/11/2010FIXED/1.450015/05/2012-3,000,000,000.00 -3,000,000,000.00 -336,624,775.58-435,558,797.13SEK1797010028/01/2011FLOATING/2.825028/01/2014-1,600,000,000.00 -1,600,000,000.00 -179,533,213.64-232,298,025.13SEK1357070014/03/2011FIXED/4.500012/08/2017-500,000,000.00 -500,000,000.00 -56,104,129.26-72,593,132.85SEK1813010022/03/2011FIXED/4.000012/07/2016-750,000,000.00 -750,000,000.00 -84,156,193.90-108,889,699.28SEK1357080006/04/2011FIXED/4.500012/08/2017-400,000,000.00 -400,000,000.00 -44,883,303.41-58,074,506.28SEK1849010010/06/2011FIXED/4.250001/06/2022-500,000,000.00 -500,000,000.00 -56,104,129.26-72,593,132.85SEK1849020010/06/2011FIXED/4.250001/06/2022-250,000,000.00 -250,000,000.00 -28,052,064.63-36,296,566.43SEK1853010017/06/2011FIXED/4.375030/03/2039-1,000,000,000.00 -1,000,000,000.00 -112,208,258.53-145,186,265.71SEK1853020030/06/2011FIXED/4.375030/03/2039-1,000,000,000.00 -1,000,000,000.00 -112,208,258.53-145,186,265.71SEK1863010015/07/2011FIXED/2.500015/07/2013-500,000,000.00 -500,000,000.00 -56,104,129.26-72,593,132.85SEK1866010022/07/2011FIXED/3.250012/08/2015-500,000,000.00 -500,000,000.00 -56,104,129.26-72,593,132.85SEK1813020029/07/2011FIXED/4.000012/07/2016-250,000,000.00 -250,000,000.00 -28,052,064.63-36,296,566.43SEK1813030029/07/2011FIXED/4.000012/07/2016-250,000,000.00 -250,000,000.00 -28,052,064.63-36,296,566.43SEK1873010018/08/2011FIXED/3.500018/08/2031-1,000,000,000.00 -1,000,000,000.00 -112,208,258.53-145,186,265.71SEK1357090014/10/2011FIXED/4.500012/08/2017-300,000,000.00 -300,000,000.00 -33,662,477.56-43,555,879.71SEK0875100021/10/2011FIXED/5.000001/12/2020-325,000,000.00 -325,000,000.00 -36,467,684.02-47,185,536.36SEK1813040025/10/2011FIXED/4.000012/07/2016-1,000,000,000.00 -1,000,000,000.00 -112,208,258.53-145,186,265.71SEK1813050025/10/2011FIXED/4.000012/07/2016-350,000,000.00 -350,000,000.00 -39,272,890.48-50,815,193.00

SEK1884010004/11/2011FIXED/2.625015/03/2017-1,000,000,000.00 -1,000,000,000.00 -112,208,258.53-145,186,265.71-39,120,000,000.00 -38,338,000,000.00 -4,301,840,215.41 -5,566,151,054.76 Currency Borrowing number Value Date Interest rate Rate Maturity date Initial amount in currency of borrowing Nominal outstanding in currency of borrowing Nominal outstanding in EUR Nominal outstanding in USD (1) TRY0829010002/03/2005FIXED/9.709902/03/2015-118,758,000.00 -118,758,000.00 -48,607,563.85-62,893,326.87TRY0851010001/04/2005FIXED/9.625001/04/2015-100,000,000.00 -70,000,000.00 -28,650,949.57-37,071,463.65TRY0851020026/01/2006FIXED/9.625001/04/2015-50,000,000.00 -50,000,000.00 -20,464,963.98-26,479,616.90TRY0829020015/02/2006FIXED/8.673602/03/2015-70,687,500.00 -9,425,000.00 -3,857,645.71-4,991,407.78TRY1115010030/03/2006FIXED/9.000330/03/2016-84,480,000.00 -129,984,615.00 -53,202,609.28-68,838,856.15TRY1214010005/07/2006FIXED/14.000005/07/2016-100,000,000.00 -100,000,000.00 -40,929,927.96-52,959,233.79TRY1115020019/07/2006FIXED/12.821430/03/2016-31,000,000.00 -54,707,077.00 -22,391,567.21-28,972,448.81TRY1280010018/01/2007FIXED/17.000018/01/2012-75,000,000.00 -75,000,000.00 -30,697,445.97-39,719,425.34TRY1214020029/01/2007FIXED/14.000005/07/2016-100,000,000.00 -100,000,000.00 -40,929,927.96-52,959,233.79TRY0829040030/01/2007FIXED/14.991202/03/2015-58,104,000.00 -102,947,015.42 -42,136,139.25-54,519,950.58TRY1115030008/02/2007FIXED/13.500330/03/2016-31,410,000.00 -53,090,227.00 -21,729,791.67-28,116,177.44TRY1280020030/03/2007FIXED/17.000018/01/2012-50,000,000.00 -50,000,000.00 -20,464,963.98-26,479,616.90TRY0829050024/04/2007FIXED/13.914602/03/2015-53,850,000.00 -49,587,039.81 -20,295,939.67-26,260,916.34TRY1214030002/05/2007FIXED/14.000005/07/2016-150,000,000.00 -150,000,000.00 -61,394,891.94-79,438,850.69TRY1115040003/05/2007FIXED/13.539130/03/2016-32,250,000.00 -52,999,690.00 -21,692,734.94-28,068,229.74TRY1353010005/09/2007FIXED/11.391605/09/2022-29,737,500.00 -45,784,056.57 -18,739,381.37-24,246,885.56TRY1365010009/10/2007FIXED/14.250009/10/2012-100,000,000.00 -100,000,000.00 -40,929,927.96-52,959,233.79TRY1407010014/02/2008FIXED/14.000013/03/2013-100,000,000.00 -100,000,000.00 -40,929,927.96-52,959,233.79TRY1214040012/03/2008FIXED/14.000005/07/2016-150,000,000.00 -150,000,000.00 -61,394,891.94-79,438,850.69TRY1115050030/06/2008FIXED/16.172830/03/2016-46,856,250.00 -70,887,283.00 -29,014,113.87-37,541,361.93TRY1214050018/08/2008FIXED/14.000005/07/2016-50,000,000.00 -50,000,000.00 -20,464,963.98-26,479,616.90TRY1479010017/10/2008FIXED/14.950017/10/2018-55,000,000.00 -55,000,000.00 -22,511,460.38-29,127,578.59TRY1483010012/11/2008FIXED/16.800012/11/2018-30,000,000.00 -30,000,000.00 -12,278,978.39-15,887,770.14TRY1115060007/07/2009FIXED/11.722730/03/2016-23,687,500.00 -28,725,191.00 -11,757,199.98-15,212,641.06TRY0851030028/09/2009FIXED/9.625001/04/2015-25,000,000.00 -25,000,000.00 -10,232,481.99-13,239,808.45TRY1642010018/11/2009FIXED/9.000022/01/2013-75,000,000.00 -75,000,000.00 -30,697,445.97-39,719,425.34TRY1115070023/11/2009FIXED/9.730030/03/2016-13,852,500.00 -15,714,956.00 -6,432,120.17-8,322,520.29TRY0851040001/12/2009FIXED/9.625001/04/2015-75,000,000.00 -75,000,000.00 -30,697,445.97-39,719,425.34TRY0851050001/12/2009FIXED/9.625001/04/2015-25,000,000.00 -25,000,000.00 -10,232,481.99-13,239,808.45TRY0851060012/01/2010FIXED/9.625001/04/2015-50,000,000.00 -50,000,000.00 -20,464,963.98-26,479,616.90TRY1280030012/01/2010FIXED/17.000018/01/2012-25,000,000.00 -25,000,000.00 -10,232,481.99-13,239,808.45TRY1663010020/01/2010FIXED/10.000020/01/2014-75,000,000.00 -75,000,000.00 -30,697,445.97-39,719,425.34TRY1662010021/01/2010FIXED/10.000010/09/2013-175,000,000.00 -175,000,000.00 -71,627,373.94-92,678,659.14TRY1662020021/01/2010FIXED/10.000010/09/2013-50,000,000.00 -50,000,000.00 -20,464,963.98-26,479,616.90TRY1642020022/01/2010FIXED/9.000022/01/2013-50,000,000.00 -50,000,000.00 -20,464,963.98-26,479,616.90TRY1642030003/02/2010FIXED/9.000022/01/2013-50,000,000.00 -50,000,000.00 -20,464,963.98-26,479,616.90TRY0851070012/02/2010FIXED/9.625001/04/2015-175,000,000.00 -175,000,000.00 -71,627,373.94-92,678,659.14TRY1662030012/02/2010FIXED/10.000010/09/2013-75,000,000.00 -75,000,000.00 -30,697,445.97-39,719,425.34TRY1674010012/02/2010FIXED/10.500012/03/2019-50,000,000.00 -50,000,000.00 -20,464,963.98-26,479,616.90TRY1663020024/02/2010FIXED/10.000020/01/2014-50,000,000.00 -50,000,000.00 -20,464,963.98-26,479,616.90TRY0851080003/03/2010FIXED/9.625001/04/2015-100,000,000.00 -100,000,000.00 -40,929,927.96-52,959,233.79TRY1642040003/03/2010FIXED/9.000022/01/2013-50,000,000.00 -50,000,000.00 -20,464,963.98-26,479,616.90TRY1662040018/03/2010FIXED/10.000010/09/2013-75,000,000.00 -75,000,000.00 -30,697,445.97-39,719,425.34TRY0851090007/04/2010FIXED/9.625001/04/2015-75,000,000.00 -75,000,000.00 -30,697,445.97-39,719,425.34TRY1642050016/04/2010FIXED/9.000022/01/2013-50,000,000.00 -50,000,000.00 -20,464,963.98-26,479,616.90TRY0851100022/04/2010FIXED/9.625001/04/2015-75,000,000.00 -75,000,000.00 -30,697,445.97-39,719,425.34TRY1642060026/04/2010FIXED/9.000022/01/2013-75,000,000.00 -75,000,000.00 -30,697,445.97-39,719,425.34TRY1662050029/04/2010FIXED/10.000010/09/2013-50,000,000.00 -50,000,000.00 -20,464,963.98-26,479,616.90

TRY1663030007/05/2010FIXED/10.000020/01/2014-50,000,000.00 -50,000,000.00 -20,464,963.98-26,479,616.90TRY0851110010/05/2010FIXED/9.625001/04/2015-75,000,000.00 -75,000,000.00 -30,697,445.97-39,719,425.34TRY1642070026/05/2010FIXED/9.000022/01/2013-40,000,000.00 -40,000,000.00 -16,371,971.19-21,183,693.52TRY1280040003/06/2010FIXED/17.000018/01/2012-50,000,000.00 -50,000,000.00 -20,464,963.98-26,479,616.90TRY1662060004/06/2010FIXED/10.000010/09/2013-50,000,000.00 -50,000,000.00 -20,464,963.98-26,479,616.90TRY1662070004/06/2010FIXED/10.000010/09/2013-25,000,000.00 -25,000,000.00 -10,232,481.99-13,239,808.45TRY1663040016/06/2010FIXED/10.000020/01/2014-35,000,000.00 -35,000,000.00 -14,325,474.79-18,535,731.83TRY1642080019/07/2010FIXED/9.000022/01/2013-30,000,000.00 -30,000,000.00 -12,278,978.39-15,887,770.14TRY1749010002/08/2010FIXED/8.000002/04/2014-100,000,000.00 -100,000,000.00 -40,929,927.96-52,959,233.79TRY1642090020/08/2010FIXED/9.000022/01/2013-40,000,000.00 -40,000,000.00 -16,371,971.19-21,183,693.52TRY1757010020/08/2010FIXED/7.750016/12/2013-100,000,000.00 -100,000,000.00 -40,929,927.96-52,959,233.79TRY1663050014/09/2010FIXED/10.000020/01/2014-35,000,000.00 -35,000,000.00 -14,325,474.79-18,535,731.83TRY1767010027/09/2010FIXED/8.000023/11/2015-100,000,000.00 -100,000,000.00 -40,929,927.96-52,959,233.79TRY1749020028/09/2010FIXED/8.000002/04/2014-75,000,000.00 -75,000,000.00 -30,697,445.97-39,719,425.34TRY0851120005/10/2010FIXED/9.625001/04/2015-30,000,000.00 -30,000,000.00 -12,278,978.39-15,887,770.14TRY1663060008/10/2010FIXED/10.000020/01/2014-30,000,000.00 -30,000,000.00 -12,278,978.39-15,887,770.14TRY1642100012/10/2010FIXED/9.000022/01/2013-30,000,000.00 -30,000,000.00 -12,278,978.39-15,887,770.14TRY1767020004/11/2010FIXED/8.000023/11/2015-100,000,000.00 -100,000,000.00 -40,929,927.96-52,959,233.79TRY1779010010/11/2010FIXED/6.620021/11/2013-170,000,000.00 -170,000,000.00 -69,580,877.54-90,030,697.45TRY1749030030/11/2010FIXED/8.000002/04/2014-75,000,000.00 -75,000,000.00 -30,697,445.97-39,719,425.34TRY1662080001/12/2010FIXED/10.000010/09/2013-75,000,000.00 -75,000,000.00 -30,697,445.97-39,719,425.34TRY1790010025/01/2011FIXED/7.250025/01/2016-200,000,000.00 -200,000,000.00 -81,859,855.93-105,918,467.58TRY1792010025/01/2011FIXED/6.750025/07/2014-200,000,000.00 -200,000,000.00 -81,859,855.93-105,918,467.58TRY1788010031/01/2011FIXED/7.375031/01/2015-30,000,000.00 -30,000,000.00 -12,278,978.39-15,887,770.14TRY1767030007/02/2011FIXED/8.000023/11/2015-35,000,000.00 -35,000,000.00 -14,325,474.79-18,535,731.83TRY1801010007/02/2011FIXED/4.710007/02/2012-110,000,000.00 -110,000,000.00 -45,022,920.76-58,255,157.17TRY1767040015/02/2011FIXED/8.000023/11/2015-50,000,000.00 -50,000,000.00 -20,464,963.98-26,479,616.90TRY1792020030/03/2011FIXED/6.750025/07/2014-50,000,000.00 -50,000,000.00 -20,464,963.98-26,479,616.90TRY1790020006/04/2011FIXED/7.250025/01/2016-50,000,000.00 -50,000,000.00 -20,464,963.98-26,479,616.90TRY1749040008/04/2011FIXED/8.000002/04/2014-50,000,000.00 -50,000,000.00 -20,464,963.98-26,479,616.90TRY0851130014/04/2011FIXED/9.625001/04/2015-75,000,000.00 -75,000,000.00 -30,697,445.97-39,719,425.34TRY0851140014/04/2011FIXED/9.625001/04/2015-45,000,000.00 -45,000,000.00 -18,418,467.58-23,831,655.21TRY1214060020/04/2011FIXED/14.000005/07/2016-30,000,000.00 -30,000,000.00 -12,278,978.39-15,887,770.14TRY1767050006/05/2011FIXED/8.000023/11/2015-30,000,000.00 -30,000,000.00 -12,278,978.39-15,887,770.14TRY1792030013/05/2011FIXED/6.750025/07/2014-50,000,000.00 -50,000,000.00 -20,464,963.98-26,479,616.90TRY1642110018/05/2011FIXED/9.000022/01/2013-40,000,000.00 -40,000,000.00 -16,371,971.19-21,183,693.52TRY1790030025/05/2011FIXED/7.250025/01/2016-50,000,000.00 -50,000,000.00 -20,464,963.98-26,479,616.90TRY1749050026/05/2011FIXED/8.000002/04/2014-30,000,000.00 -30,000,000.00 -12,278,978.39-15,887,770.14TRY1214070027/05/2011FIXED/14.000005/07/2016-30,000,000.00 -30,000,000.00 -12,278,978.39-15,887,770.14TRY1792040008/06/2011FIXED/6.750025/07/2014-50,000,000.00 -50,000,000.00 -20,464,963.98-26,479,616.90TRY1662090010/06/2011FIXED/10.000010/09/2013-35,000,000.00 -35,000,000.00 -14,325,474.79-18,535,731.83TRY1790040010/06/2011FIXED/7.250025/01/2016-50,000,000.00 -50,000,000.00 -20,464,963.98-26,479,616.90TRY1749060015/06/2011FIXED/8.000002/04/2014-30,000,000.00 -30,000,000.00 -12,278,978.39-15,887,770.14TRY1767060015/06/2011FIXED/8.000023/11/2015-35,000,000.00 -35,000,000.00 -14,325,474.79-18,535,731.83TRY1757020016/06/2011FIXED/7.750016/12/2013-30,000,000.00 -30,000,000.00 -12,278,978.39-15,887,770.14TRY1663070020/06/2011FIXED/10.000020/01/2014-30,000,000.00 -30,000,000.00 -12,278,978.39-15,887,770.14TRY1214080024/06/2011FIXED/14.000005/07/2016-30,000,000.00 -30,000,000.00 -12,278,978.39-15,887,770.14TRY1767070024/06/2011FIXED/8.000023/11/2015-30,000,000.00 -30,000,000.00 -12,278,978.39-15,887,770.14TRY1790050028/06/2011FIXED/7.250025/01/2016-50,000,000.00 -50,000,000.00 -20,464,963.98-26,479,616.90TRY1855010029/06/2011FIXED/8.250029/06/2015-100,000,000.00 -100,000,000.00 -40,929,927.96-52,959,233.79TRY0851150011/07/2011FIXED/9.625001/04/2015-50,000,000.00 -50,000,000.00 -20,464,963.98-26,479,616.90TRY1865010020/07/2011FIXED/9.250020/07/2018-100,000,000.00 -100,000,000.00 -40,929,927.96-52,959,233.79TRY1749070026/07/2011FIXED/8.000002/04/2014-25,000,000.00 -25,000,000.00 -10,232,481.99-13,239,808.45

TRY1214090027/07/2011FIXED/14.000005/07/2016-30,000,000.00 -30,000,000.00 -12,278,978.39-15,887,770.14TRY1353020003/08/2011FIXED/8.640705/09/2022-59,812,500.00 -60,279,765.57 -24,672,464.62-31,923,701.98TRY1875010005/10/2011FIXED/0.500005/10/2017-140,000,000.00 -140,000,000.00 -57,301,899.15-74,142,927.31TRY1880010026/10/2011FIXED/0.500026/10/2018-50,000,000.00 -50,000,000.00 -20,464,963.98-26,479,616.90-6,674,485,750.00 -6,782,889,916.37 -2,776,231,956.52 -3,592,166,528.65 Currency Borrowing number Value Date Interest rate Rate Maturity date Initial amount in currency of borrowing Nominal outstanding in currency of borrowing Nominal outstanding in EUR Nominal outstanding in USD (1) TWD0376010008/01/2003FLOATING/5.096308/01/2013-1,000,000,000.00 -1,000,000,000.00 -25,508,186.85-33,005,042.97-1,000,000,000.00 -1,000,000,000.00 -25,508,186.85 -33,005,042.97 Currency Borrowing number Value Date Interest rate Rate Maturity date Initial amount in currency of borrowing Nominal outstanding in currency of borrowing Nominal outstanding in EUR Nominal outstanding in USD (1) USD0073010006/11/1996FIXED/7.020306/11/2026-130,620,000.00 -125,395,200.00 -96,912,589.84-125,395,200.00USD0073020007/04/1998FIXED/6.070606/11/2026-55,644,600.00 -55,644,600.00 -43,005,332.72-55,644,600.00USD0185010001/03/2000FIXED/2.000002/03/2015-33,000,000.00 -15,407,717.00 -11,907,965.84-15,407,717.00USD0271010008/02/2002FIXED/6.250008/02/2022-20,000,000.00 -20,000,000.00 -15,457,145.07-20,000,000.00USD0273010008/02/2002FIXED/6.200008/02/2022-20,000,000.00 -20,000,000.00 -15,457,145.07-20,000,000.00USD0268010015/02/2002FIXED/6.170015/02/2022-20,000,000.00 -20,000,000.00 -15,457,145.07-20,000,000.00USD0272010015/02/2002FIXED/6.320015/02/2022-20,000,000.00 -20,000,000.00 -15,457,145.07-20,000,000.00USD0270010022/02/2002FIXED/6.270022/02/2022-20,000,000.00 -20,000,000.00 -15,457,145.07-20,000,000.00USD0308010008/04/2002FIXED/6.881008/04/2022-19,817,601.60 -19,817,601.60 -15,316,177.14-19,817,601.60USD0349010001/08/2002FIXED/0.500001/08/2012-50,000,000.00 -44,000,000.00 -34,005,719.14-44,000,000.00USD0393010030/01/2003FIXED/0.500030/01/2013-82,000,000.00 -82,000,000.00 -63,374,294.77-82,000,000.00USD0451010031/03/2003FIXED/0.500001/04/2015-290,000,000.00 -250,000,000.00 -193,214,313.32-250,000,000.00USD0483010023/05/2003FIXED/4.700023/05/2023-30,000,000.00 -30,000,000.00 -23,185,717.60-30,000,000.00USD0498010012/06/2003FIXED/3.375012/06/2013-1,000,000,000.00 -1,000,000,000.00 -772,857,253.27-1,000,000,000.00USD0505010026/06/2003FIXED/0.500019/06/2013-366,000,000.00 -361,600,000.00 -279,465,182.78-361,600,000.00USD0689010015/04/2004FLOATING/0.000015/04/2012-79,000,000.00 -79,000,000.00 -61,055,723.01-79,000,000.00USD0709010004/05/2004FIXED/4.625015/05/2014-1,500,000,000.00 -1,500,000,000.00 -1,159,285,879.90-1,500,000,000.00USD0711010020/05/2004FIXED/4.660020/05/2013-100,000,000.00 -100,000,000.00 -77,285,725.33-100,000,000.00USD0780010012/11/2004FIXED/4.000014/12/2012-1,000,000,000.00 -1,000,000,000.00 -772,857,253.27-1,000,000,000.00USD0782010017/11/2004FIXED/4.250017/11/2014-100,000,000.00 -100,000,000.00 -77,285,725.33-100,000,000.00USD0794010014/12/2004FIXED/4.500015/12/2014-100,000,000.00 -100,000,000.00 -77,285,725.33-100,000,000.00USD0835010015/03/2005FLOATING/0.000015/03/2012-20,000,000.00 -20,000,000.00 -15,457,145.07-20,000,000.00USD0915010026/07/2005FIXED/4.250015/10/2012-1,000,000,000.00 -1,000,000,000.00 -772,857,253.27-1,000,000,000.00USD0995010020/10/2005FIXED/4.625020/10/2015-1,000,000,000.00 -1,000,000,000.00 -772,857,253.27-1,000,000,000.00USD1079010016/02/2006FIXED/4.875016/02/2016-2,000,000,000.00 -2,000,000,000.00 -1,545,714,506.53-2,000,000,000.00USD1107010002/03/2006FIXED/4.875015/02/2036-1,000,000,000.00 -1,000,000,000.00 -772,857,253.27-1,000,000,000.00USD1134010022/03/2006FIXED/5.080030/12/2014-8,296,987.98 -10,854,952.18 -8,389,328.53-10,854,952.18USD1135010022/03/2006FIXED/5.120014/01/2020-5,966,153.26 -7,804,369.76 -6,031,663.78-7,804,369.76USD1136010022/03/2006FIXED/5.125014/01/2021-8,060,052.56 -10,546,146.93 -8,150,666.15-10,546,146.93USD1137010022/03/2006FIXED/5.125014/06/2021-34,870,629.52 -45,626,350.42 -35,262,655.86-45,626,350.42USD1138010022/03/2006FIXED/5.125002/07/2021-4,652,255.00 -6,232,713.48 -4,816,997.82-6,232,713.48USD1139010022/03/2006FIXED/5.130014/09/2021-62,293,964.07 -82,558,621.94 -63,806,029.79-82,558,621.94USD1140010022/03/2006FIXED/5.130014/12/2021-61,502,787.21 -80,493,952.06 -62,210,334.69-80,493,952.06USD1141010022/03/2006FIXED/5.140014/04/2025-30,164,402.20 -39,998,765.51 -30,913,336.05-39,998,765.51USD1142010022/03/2006FIXED/5.140013/06/2025-29,909,642.36 -39,160,086.97 -30,265,157.25-39,160,086.97USD1143010022/03/2006FIXED/5.140012/09/2025-29,540,125.65 -39,160,086.98 -30,265,157.26-39,160,086.98USD1144010022/03/2006FIXED/5.145012/12/2025-29,136,292.04 -38,152,064.95 -29,486,100.12-38,152,064.95USD1145010022/03/2006FIXED/5.145014/04/2026-67,132,387.78 -89,043,383.48 -68,817,824.78-89,043,383.48USD1146010022/03/2006FIXED/5.145012/06/2026-66,574,220.27 -87,174,578.46 -67,373,505.26-87,174,578.46USD1147010022/03/2006FIXED/5.145014/09/2026-65,723,441.50 -87,174,578.47 -67,373,505.27-87,174,578.47

USD1148010022/03/2006FIXED/5.145014/12/2026-64,886,291.09 -84,988,255.58 -65,683,789.77-84,988,255.58USD1170010028/04/2006FIXED/5.250015/05/2013-1,000,000,000.00 -1,000,000,000.00 -772,857,253.27-1,000,000,000.00USD1228010009/08/2006FIXED/5.360023/11/2012-198,448,694.45 -261,637,705.01 -202,208,598.04-261,637,705.01USD1236010001/09/2006FIXED/5.099801/03/2013-101,374,285.24 -126,844,197.36 -98,032,457.96-126,844,197.36USD1243010013/09/2006FIXED/5.125013/09/2016-3,000,000,000.00 -3,000,000,000.00 -2,318,571,759.80-3,000,000,000.00USD1244010021/09/2006FIXED/5.056521/04/2013-108,944,401.20 -136,622,238.63 -105,589,488.08-136,622,238.63USD1252010018/10/2006FIXED/5.000015/10/2013-1,500,000,000.00 -1,500,000,000.00 -1,159,285,879.90-1,500,000,000.00USD1283010017/01/2007FIXED/4.875017/01/2017-3,000,000,000.00 -3,000,000,000.00 -2,318,571,759.80-3,000,000,000.00USD1303010023/02/2007FIXED/5.125015/04/2014-1,250,000,000.00 -1,250,000,000.00 -966,071,566.58-1,250,000,000.00USD1311010021/03/2007FIXED/4.625021/03/2012-3,000,000,000.00 -3,000,000,000.00 -2,318,571,759.80-3,000,000,000.00USD1331010030/05/2007FIXED/5.125030/05/2017-3,000,000,000.00 -3,000,000,000.00 -2,318,571,759.80-3,000,000,000.00USD1332010005/06/2007FIXED/6.280005/06/2037-29,003,436.63 -37,004,591.70 -28,599,267.10-37,004,591.70USD1338010022/06/2007FIXED/7.265022/06/2037-29,883,054.25 -39,560,076.50 -30,574,292.06-39,560,076.50USD1362010026/09/2007FIXED/4.750015/10/2014-1,000,000,000.00 -1,000,000,000.00 -772,857,253.27-1,000,000,000.00USD1393010018/01/2008FIXED/4.070018/01/2016-100,000,000.00 -100,000,000.00 -77,285,725.33-100,000,000.00USD1394010018/01/2008FIXED/4.170018/01/2017-100,000,000.00 -100,000,000.00 -77,285,725.33-100,000,000.00USD1391010025/01/2008FLOATING/0.000025/01/2013-48,806,676.75 -48,806,676.75 -37,720,594.13-48,806,676.75USD1399010001/02/2008FIXED/2.875015/03/2013-3,000,000,000.00 -3,000,000,000.00 -2,318,571,759.80-3,000,000,000.00USD1400010014/02/2008FLOATING/0.000014/02/2013-279,720,279.72 -123,076,923.08 -95,120,892.71-123,076,923.08USD1413010028/02/2008FIXED/3.750015/04/2015-1,750,000,000.00 -1,750,000,000.00 -1,352,500,193.21-1,750,000,000.00USD1421010018/03/2008FIXED/3.250015/05/2013-3,000,000,000.00 -3,000,000,000.00 -2,318,571,759.80-3,000,000,000.00USD1433010024/04/2008FIXED/9.000024/04/2013-50,033,398.39 -31,046,595.89 -23,994,586.82-31,046,595.89USD1433020024/04/2008FIXED/8.450224/04/2013-150,009,315.99 -150,009,315.99 -115,935,787.92-150,009,315.99USD1455010024/06/2008FIXED/4.250015/07/2013-3,000,000,000.00 -3,000,000,000.00 -2,318,571,759.80-3,000,000,000.00USD1452010025/06/2008FLOATING/0.000025/06/2012-60,558,347.97 -60,558,347.97 -46,802,958.47-60,558,347.97USD1400020027/06/2008FLOATING/0.000014/02/2013-153,468,385.51 -153,468,385.51 -118,609,154.89-153,468,385.51USD1459010009/07/2008FIXED/4.852609/07/2058-45,745,950.00 -52,733,906.70 -40,755,782.29-52,733,906.70USD1459020020/08/2008FIXED/4.784609/07/2058-26,227,638.00 -30,018,357.00 -23,199,904.94-30,018,357.00USD1488010025/11/2008FIXED/3.165027/01/2014-300,000,000.00 -300,000,000.00 -231,857,175.98-300,000,000.00USD1489010026/11/2008FIXED/2.200026/01/2012-300,000,000.00 -300,000,000.00 -231,857,175.98-300,000,000.00USD1493010008/12/2008FLOATING/0.273220/06/2018-50,000,000.00 -50,000,000.00 -38,642,862.66-50,000,000.00USD1499010013/01/2009FIXED/2.000010/02/2012-4,500,000,000.00 -4,500,000,000.00 -3,477,857,639.69-4,500,000,000.00USD1505010028/01/2009FIXED/2.375014/03/2014-2,000,000,000.00 -2,000,000,000.00 -1,545,714,506.53-2,000,000,000.00USD1526010025/02/2009FIXED/6.060025/02/2039-25,676,896.50 -28,883,232.00 -22,322,615.35-28,883,232.00USD1532010005/03/2009FLOATING/0.827205/03/2012-2,000,000,000.00 -2,000,000,000.00 -1,545,714,506.53-2,000,000,000.00USD1549010008/04/2009FIXED/5.220008/04/2039-30,000,000.00 -33,213,744.00 -25,669,482.96-33,213,744.00USD1562010008/04/2009FLOATING/1.091108/04/2014-500,000,000.00 -500,000,000.00 -386,428,626.63-500,000,000.00USD1564010008/04/2009FIXED/3.000008/04/2014-3,500,000,000.00 -3,500,000,000.00 -2,705,000,386.43-3,500,000,000.00USD1558010014/04/2009FIXED/5.210014/04/2039-25,000,000.00 -27,672,860.00 -21,387,170.57-27,672,860.00USD1563010016/04/2009FIXED/5.230016/04/2039-25,000,000.00 -27,683,382.25 -21,395,302.77-27,683,382.25USD1565010020/04/2009FIXED/5.250020/04/2039-25,000,000.00 -27,693,906.25 -21,403,436.32-27,693,906.25USD1568010020/04/2009FIXED/5.210020/04/2039-25,000,000.00 -27,672,860.25 -21,387,170.76-27,672,860.25USD1575010028/04/2009FIXED/5.330028/04/2039-25,000,000.00 -27,736,022.50 -21,435,986.17-27,736,022.50USD1576010029/04/2009FIXED/5.120029/04/2039-25,000,000.00 -27,625,536.00 -21,350,595.87-27,625,536.00USD1594010004/06/2009FIXED/3.125004/06/2014-3,500,000,000.00 -3,500,000,000.00 -2,705,000,386.43-3,500,000,000.00USD1594020016/06/2009FIXED/3.125004/06/2014-1,000,000,000.00 -1,000,000,000.00 -772,857,253.27-1,000,000,000.00USD1625010010/09/2009FIXED/1.750014/09/2012-5,000,000,000.00 -5,000,000,000.00 -3,864,286,266.33-5,000,000,000.00USD1631010005/10/2009FIXED/4.430005/10/2039-36,776,929.50 -40,107,541.50 -30,997,404.36-40,107,541.50USD1633010022/10/2009FLOATING/0.000022/10/2012-36,775,106.08 -36,775,106.08 -28,421,907.47-36,775,106.08USD1636010022/10/2009FIXED/10.051322/10/2019-16,540,948.28 -20,033,218.42 -15,482,818.16-20,033,218.42USD1505020028/10/2009FIXED/2.375014/03/2014-1,000,000,000.00 -1,000,000,000.00 -772,857,253.27-1,000,000,000.00USD1637010005/11/2009FLOATING/0.000005/11/2012-56,737,588.66 -56,737,588.66 -43,850,056.93-56,737,588.66USD1641010012/11/2009FIXED/4.500012/11/2039-50,196,000.00 -54,815,287.84 -42,364,392.80-54,815,287.84

USD1452020019/11/2009FLOATING/0.000025/06/2012-23,434,296.09 -23,434,296.09 -18,111,365.71-23,434,296.09USD1652010024/11/2009FIXED/3.125015/12/2016-1,000,000,000.00 -1,000,000,000.00 -772,857,253.27-1,000,000,000.00USD1633020015/12/2009FLOATING/0.000022/10/2012-20,455,873.76 -20,455,873.76 -15,809,470.41-20,455,873.76USD1400040017/12/2009FLOATING/0.000014/02/2013-142,450,142.45 -119,812,904.19 -92,598,272.04-119,812,904.19USD1661010012/01/2010FIXED/2.875015/01/2015-3,000,000,000.00 -3,000,000,000.00 -2,318,571,759.80-3,000,000,000.00USD1665010022/01/2010FIXED/4.680022/01/2030-44,067,499.30 -46,129,858.50 -35,651,795.73-46,129,858.50USD1672010002/02/2010FIXED/1.625015/03/2013-3,500,000,000.00 -3,500,000,000.00 -2,705,000,386.43-3,500,000,000.00USD1676010005/02/2010FLOATING/0.000005/06/2013-26,809,651.47 -26,809,651.47 -20,720,033.60-26,809,651.47USD1633030012/02/2010FLOATING/0.000022/10/2012-18,736,616.70 -18,736,616.70 -14,480,730.12-18,736,616.70USD1680010022/02/2010FLOATING/0.000022/02/2015-29,914,528.00 -29,914,528.00 -23,119,659.94-29,914,528.00USD1680020022/02/2010FLOATING/0.000022/02/2015-10,683,760.00 -10,683,760.00 -8,257,021.41-10,683,760.00USD1691010003/03/2010FIXED/1.125016/04/2012-1,250,000,000.00 -1,250,000,000.00 -966,071,566.58-1,250,000,000.00USD1693010018/03/2010FIXED/0.300018/03/2013-100,000,000.00 -100,000,000.00 -77,285,725.33-100,000,000.00USD1697010018/03/2010FIXED/0.300018/03/2013-50,000,000.00 -50,000,000.00 -38,642,862.66-50,000,000.00USD1695010019/03/2010FIXED/0.300019/03/2013-50,000,000.00 -50,000,000.00 -38,642,862.66-50,000,000.00USD1696010019/03/2010FIXED/0.300019/03/2013-50,000,000.00 -50,000,000.00 -38,642,862.66-50,000,000.00USD1701010023/03/2010FIXED/2.750023/03/2015-3,000,000,000.00 -3,000,000,000.00 -2,318,571,759.80-3,000,000,000.00USD1699010025/03/2010FIXED/1.130025/03/2013-13,100,000.00 -13,100,000.00 -10,124,430.02-13,100,000.00USD1703010029/03/2010FIXED/0.300028/03/2013-100,000,000.00 -100,000,000.00 -77,285,725.33-100,000,000.00USD1704010030/03/2010FIXED/0.300002/04/2013-50,000,000.00 -50,000,000.00 -38,642,862.66-50,000,000.00USD1705010030/03/2010FIXED/0.300002/04/2013-50,000,000.00 -50,000,000.00 -38,642,862.66-50,000,000.00USD1707010031/03/2010FLOATING/0.609331/03/2020-100,000,000.00 -100,000,000.00 -77,285,725.33-100,000,000.00USD1714010020/04/2010FIXED/1.875017/06/2013-3,000,000,000.00 -3,000,000,000.00 -2,318,571,759.80-3,000,000,000.00USD1709010022/04/2010FLOATING/0.000022/04/2014-27,502,750.28 -27,502,750.28 -21,255,700.04-27,502,750.28USD1709020022/04/2010FLOATING/0.000022/04/2014-27,566,435.11 -27,566,435.11 -21,304,919.32-27,566,435.11USD1710010022/04/2010FIXED/0.300022/04/2013-50,000,000.00 -50,000,000.00 -38,642,862.66-50,000,000.00USD1676020030/04/2010FLOATING/0.000005/06/2013-20,080,321.29 -20,080,321.29 -15,519,221.96-20,080,321.29USD1709030030/04/2010FLOATING/0.000022/04/2014-27,734,635.01 -27,734,635.01 -21,434,913.83-27,734,635.01USD1716010006/05/2010FIXED/0.300006/05/2013-100,000,000.00 -100,000,000.00 -77,285,725.33-100,000,000.00USD1633040010/05/2010FLOATING/0.000022/10/2012-22,592,488.00 -22,592,488.00 -17,460,768.22-22,592,488.00USD1719010017/05/2010FIXED/0.300017/05/2013-100,000,000.00 -100,000,000.00 -77,285,725.33-100,000,000.00USD1433040018/05/2010FIXED/5.121424/04/2013-79,969,194.51 -79,969,194.51 -61,804,772.01-79,969,194.51USD1720010020/05/2010FIXED/0.300020/05/2013-100,000,000.00 -100,000,000.00 -77,285,725.33-100,000,000.00USD1724010025/05/2010FIXED/5.300025/05/2040-25,000,000.00 -26,325,000.00 -20,345,467.19-26,325,000.00USD1730010017/06/2010FIXED/5.800017/06/2040-50,000,000.00 -52,900,000.00 -40,884,148.70-52,900,000.00USD1732010017/06/2010FIXED/5.800017/06/2040-50,000,000.00 -52,900,000.00 -40,884,148.70-52,900,000.00USD1733010017/06/2010FIXED/5.800017/06/2040-50,000,000.00 -52,900,000.00 -40,884,148.70-52,900,000.00USD1734010017/06/2010FIXED/5.800017/06/2040-50,000,000.00 -52,900,000.00 -40,884,148.70-52,900,000.00USD1737010029/06/2010FLOATING/0.573828/06/2012-500,000,000.00 -500,000,000.00 -386,428,626.63-500,000,000.00USD1709040006/07/2010FLOATING/0.000022/04/2014-27,593,818.98 -27,593,818.98 -21,326,083.14-27,593,818.98USD1680030008/07/2010FLOATING/0.000022/02/2015-24,861,878.45 -24,861,878.45 -19,214,683.09-24,861,878.45USD1742010020/07/2010FIXED/5.100020/07/2040-50,000,000.00 -52,550,000.00 -40,613,648.66-52,550,000.00USD1743010021/07/2010FIXED/5.060021/07/2040-29,977,369.62 -31,494,229.46 -24,340,543.67-31,494,229.46USD1745010023/07/2010FIXED/5.150023/07/2040-40,000,000.00 -42,060,000.00 -32,506,376.07-42,060,000.00USD1746010026/07/2010FIXED/5.600026/07/2040-300,000,000.00 -316,800,000.00 -244,841,177.83-316,800,000.00USD1748010027/07/2010FIXED/0.300026/07/2013-100,000,000.00 -100,000,000.00 -77,285,725.33-100,000,000.00USD1676030028/07/2010FLOATING/0.000005/06/2013-19,696,117.05 -19,696,117.05 -15,222,286.92-19,696,117.05USD1751010028/07/2010FIXED/1.250017/09/2013-3,000,000,000.00 -3,000,000,000.00 -2,318,571,759.80-3,000,000,000.00USD1754010003/08/2010FLOATING/0.000003/08/2015-65,323,897.66 -65,323,897.66 -50,486,048.12-65,323,897.66USD1709050011/08/2010FLOATING/0.000022/04/2014-22,254,367.42 -22,254,367.42 -17,199,449.28-22,254,367.42USD1633050024/08/2010FLOATING/0.000022/10/2012-19,640,852.97 -19,640,852.97 -15,179,575.68-19,640,852.97USD1759010001/09/2010FIXED/1.625001/09/2015-4,000,000,000.00 -4,000,000,000.00 -3,091,429,013.06-4,000,000,000.00USD1760010008/09/2010FLOATING/0.000008/09/2020-19,760,614.27 -19,760,614.27 -15,272,134.07-19,760,614.27

USD1762010015/09/2010FIXED/2.875015/09/2020-2,000,000,000.00 -2,000,000,000.00 -1,545,714,506.53-2,000,000,000.00USD1762020024/09/2010FIXED/2.875015/09/2020-1,000,000,000.00 -1,000,000,000.00 -772,857,253.27-1,000,000,000.00USD1772010008/10/2010FIXED/2.125015/12/2017-1,000,000,000.00 -1,000,000,000.00 -772,857,253.27-1,000,000,000.00USD1709060012/10/2010FLOATING/0.000022/04/2014-22,338,880.82 -22,338,880.82 -17,264,766.07-22,338,880.82USD1775010020/10/2010FIXED/1.375020/10/2015-3,000,000,000.00 -3,000,000,000.00 -2,318,571,759.80-3,000,000,000.00USD1778010005/11/2010FIXED/4.700005/11/2040-30,000,000.00 -31,410,000.00 -24,275,446.33-31,410,000.00USD1784010016/11/2010FIXED/2.000015/12/2017-1,500,000,000.00 -1,500,000,000.00 -1,159,285,879.90-1,500,000,000.00USD1787010029/12/2010FLOATING/0.000018/12/2013-139,315,230.22 -139,315,230.22 -107,670,786.17-139,315,230.22USD1676040007/01/2011FLOATING/0.000005/06/2013-29,368,575.62 -29,368,575.62 -22,697,716.69-29,368,575.62USD1789010012/01/2011FIXED/2.250015/03/2016-3,500,000,000.00 -3,500,000,000.00 -2,705,000,386.43-3,500,000,000.00USD1791010024/01/2011FLOATING/0.485624/01/2018-150,000,000.00 -150,000,000.00 -115,928,587.99-150,000,000.00USD1796010025/01/2011FIXED/1.250014/02/2014-4,500,000,000.00 -4,500,000,000.00 -3,477,857,639.69-4,500,000,000.00USD1795010027/01/2011FIXED/5.300027/01/2041-25,000,000.00 -25,000,000.00 -19,321,431.33-25,000,000.00USD1793010028/01/2011FIXED/5.400028/01/2041-39,759,246.18 -39,759,246.18 -30,728,221.79-39,759,246.18USD1804010016/02/2011FIXED/4.000016/02/2021-2,000,000,000.00 -2,000,000,000.00 -1,545,714,506.53-2,000,000,000.00USD1800010017/02/2011FLOATING/0.000004/02/2016-167,925,659.47 -167,925,659.47 -129,782,563.93-167,925,659.47USD1676050025/02/2011FLOATING/0.000005/06/2013-30,120,481.93 -30,120,481.93 -23,278,832.93-30,120,481.93USD1806010025/02/2011FIXED/5.700025/02/2041-25,000,000.00 -25,000,000.00 -19,321,431.33-25,000,000.00USD1807010025/02/2011FIXED/5.050025/02/2041-50,000,000.00 -50,000,000.00 -38,642,862.66-50,000,000.00USD1808010028/02/2011FLOATING/0.000028/08/2013-59,948,444.34 -59,948,444.34 -46,331,590.03-59,948,444.34USD1810010011/03/2011FIXED/5.500011/03/2041-25,000,000.00 -25,000,000.00 -19,321,431.33-25,000,000.00USD1814010016/03/2011FIXED/2.500016/05/2016-3,500,000,000.00 -3,500,000,000.00 -2,705,000,386.43-3,500,000,000.00USD1709070018/03/2011FLOATING/0.000022/04/2014-22,758,306.78 -22,758,306.78 -17,588,922.47-22,758,306.78USD1812010018/03/2011FIXED/5.600018/03/2041-25,000,000.00 -25,000,000.00 -19,321,431.33-25,000,000.00USD1817010030/03/2011FLOATING/0.000030/03/2021-25,000,000.00 -25,000,000.00 -19,321,431.33-25,000,000.00USD1818010008/04/2011FIXED/5.425008/04/2041-25,000,000.00 -25,000,000.00 -19,321,431.33-25,000,000.00USD1819010011/04/2011FLOATING/0.000011/04/2014-10,638,297.87 -10,638,297.87 -8,221,885.67-10,638,297.87USD1819020011/04/2011FLOATING/0.000011/04/2014-10,638,297.87 -10,638,297.87 -8,221,885.67-10,638,297.87USD1820010013/04/2011FIXED/1.500015/05/2014-4,000,000,000.00 -4,000,000,000.00 -3,091,429,013.06-4,000,000,000.00USD1823010013/04/2011FIXED/5.600013/04/2041-50,000,000.00 -50,000,000.00 -38,642,862.66-50,000,000.00USD1822010018/04/2011FIXED/5.550018/04/2041-30,000,000.00 -30,000,000.00 -23,185,717.60-30,000,000.00USD1825010018/04/2011FIXED/5.650018/04/2041-30,000,000.00 -30,000,000.00 -23,185,717.60-30,000,000.00USD1828010019/04/2011FIXED/5.650019/04/2041-40,000,000.00 -40,000,000.00 -30,914,290.13-40,000,000.00USD1821010020/04/2011FIXED/4.920020/04/2041-40,000,000.00 -40,000,000.00 -30,914,290.13-40,000,000.00USD1829010005/05/2011FIXED/10.000005/05/2016-182,000,000.00 -182,000,000.00 -140,660,020.09-182,000,000.00USD1834010017/05/2011FIXED/2.125015/07/2016-3,000,000,000.00 -3,000,000,000.00 -2,318,571,759.80-3,000,000,000.00USD1676060018/05/2011FLOATING/0.000005/06/2013-21,658,415.84 -21,658,415.84 -16,738,863.78-21,658,415.84USD1832010018/05/2011FIXED/4.690018/05/2041-50,000,000.00 -50,000,000.00 -38,642,862.66-50,000,000.00USD1830010019/05/2011FIXED/0.500019/05/2021-30,000,000.00 -30,000,000.00 -23,185,717.60-30,000,000.00USD1836010023/05/2011FIXED/5.320023/05/2041-25,000,000.00 -25,000,000.00 -19,321,431.33-25,000,000.00USD1838010024/05/2011FIXED/5.380024/05/2041-25,000,000.00 -25,000,000.00 -19,321,431.33-25,000,000.00USD1839010027/05/2011FIXED/5.250027/05/2041-25,000,000.00 -25,000,000.00 -19,321,431.33-25,000,000.00USD1841010001/06/2011FIXED/5.400001/06/2041-25,000,000.00 -25,000,000.00 -19,321,431.33-25,000,000.00USD1842010001/06/2011FIXED/5.370001/06/2041-25,000,000.00 -25,000,000.00 -19,321,431.33-25,000,000.00USD1844010001/06/2011FIXED/5.320001/06/2041-25,000,000.00 -25,000,000.00 -19,321,431.33-25,000,000.00USD1845010007/06/2011FIXED/5.380007/06/2041-25,000,000.00 -25,000,000.00 -19,321,431.33-25,000,000.00USD1848010007/06/2011FIXED/5.350007/06/2041-25,000,000.00 -25,000,000.00 -19,321,431.33-25,000,000.00USD1851010020/06/2011FIXED/5.260020/06/2041-59,293,632.00 -59,293,632.00 -45,825,513.56-59,293,632.00USD1709080021/06/2011FLOATING/0.000022/04/2014-23,493,480.56 -23,493,480.56 -18,157,106.86-23,493,480.56USD1852010029/06/2011FIXED/0.500029/06/2021-30,000,000.00 -30,000,000.00 -23,185,717.60-30,000,000.00USD1859010007/07/2011FLOATING/0.000010/12/2013-22,224,691.63 -22,224,691.63 -17,176,514.13-22,224,691.63USD1861010011/07/2011FIXED/5.400011/07/2041-25,000,000.00 -25,000,000.00 -19,321,431.33-25,000,000.00USD1860010012/07/2011FLOATING/0.000012/07/2012-15,134,417.52 -15,134,417.52 -11,696,744.35-15,134,417.52

USD1864010012/07/2011FIXED/1.125015/08/2014-5,000,000,000.00 -5,000,000,000.00 -3,864,286,266.33-5,000,000,000.00USD1858010021/07/2011FIXED/0.500021/07/2021-30,000,000.00 -30,000,000.00 -23,185,717.60-30,000,000.00USD1871010028/07/2011FIXED/5.270028/07/2041-25,000,000.00 -25,000,000.00 -19,321,431.33-25,000,000.00USD1872010025/08/2011FIXED/0.500025/08/2021-30,000,000.00 -30,000,000.00 -23,185,717.60-30,000,000.00USD1877010014/09/2011FIXED/1.250014/10/2016-3,000,000,000.00 -3,000,000,000.00 -2,318,571,759.80-3,000,000,000.00USD1883010025/10/2011FIXED/0.875015/12/2014-3,000,000,000.00 -3,000,000,000.00 -2,318,571,759.80-3,000,000,000.00USD1887010029/12/2011FLOATING/0.000029/12/2014-13,998,597.80 -13,998,597.80 -10,818,917.85-13,998,597.80USDUS29878RBH0319/12/2011FIXED/0.060017/02/2012-5,000,000.00 -5,000,000.00 -3,864,286.27-5,000,000.00USDUS29878RC14701/09/2011FIXED/0.250301/03/2012-200,000,000.00 -200,000,000.00 -154,571,450.65-200,000,000.00USDUS29878RDJ4120/10/2011FIXED/0.436018/04/2012-60,000,000.00 -60,000,000.00 -46,371,435.20-60,000,000.00USDUS29878RDQ8326/10/2011FIXED/0.501324/04/2012-27,000,000.00 -27,000,000.00 -20,867,145.84-27,000,000.00USDUS29878RDR6627/10/2011FIXED/0.511325/04/2012-56,000,000.00 -56,000,000.00 -43,280,006.18-56,000,000.00USDUS29878RDS4028/10/2011FIXED/0.551526/04/2012-52,000,000.00 -52,000,000.00 -40,188,577.17-52,000,000.00USDUS29878RDT2328/10/2011FIXED/0.511327/04/2012-15,000,000.00 -15,000,000.00 -11,592,858.80-15,000,000.00USDUS29878REA2316/08/2011FIXED/0.300710/05/2012-103,000,000.00 -103,000,000.00 -79,604,297.09-103,000,000.00USDUS29878REB0603/11/2011FIXED/0.647211/05/2012-200,000,000.00 -200,000,000.00 -154,571,450.65-200,000,000.00USDUS29878REE4513/10/2011FIXED/0.310614/05/2012-111,000,000.00 -111,000,000.00 -85,787,155.11-111,000,000.00USDUS29878REF1017/10/2011FIXED/0.411015/05/2012-108,000,000.00 -108,000,000.00 -83,468,583.35-108,000,000.00USDUS29878REG9218/10/2011FIXED/0.461216/05/2012-350,000,000.00 -350,000,000.00 -270,500,038.64-350,000,000.00USDUS29878REJ3228/10/2011FIXED/0.642318/05/2012-100,000,000.00 -100,000,000.00 -77,285,725.33-100,000,000.00USDUS29878RF60314/11/2011FIXED/0.501406/06/2012-45,000,000.00 -45,000,000.00 -34,778,576.40-45,000,000.00USDUS29878RFF0121/09/2011FIXED/0.371015/06/2012-75,000,000.00 -75,000,000.00 -57,964,293.99-75,000,000.00USDUS29878RFS2230/09/2011FIXED/0.361026/06/2012-115,000,000.00 -115,000,000.00 -88,878,584.13-115,000,000.00USDUS29878RG69213/10/2011FIXED/0.501906/07/2012-100,000,000.00 -100,000,000.00 -77,285,725.33-100,000,000.00USDUS29878RGD4420/10/2011FIXED/0.643113/07/2012-50,000,000.00 -50,000,000.00 -38,642,862.66-50,000,000.00USDUS29878RGW2503/11/2011FIXED/0.774530/07/2012-150,000,000.00 -150,000,000.00 -115,928,587.99-150,000,000.00USDXS066249875611/08/2011FIXED/0.350009/08/2012-103,000,000.00 -103,000,000.00 -79,604,297.09-103,000,000.00USDXS066739619519/08/2011FIXED/0.500017/08/2012-185,000,000.00 -185,000,000.00 -142,978,591.85-185,000,000.00USDXS066778177622/08/2011FIXED/0.250022/05/2012-500,000,000.00 -500,000,000.00 -386,428,626.63-500,000,000.00USDXS067254520830/08/2011FIXED/0.490028/08/2012-10,000,000.00 -10,000,000.00 -7,728,572.53-10,000,000.00USDXS067285484031/08/2011FIXED/0.400031/05/2012-500,000,000.00 -500,000,000.00 -386,428,626.63-500,000,000.00USDXS068036089716/09/2011FIXED/0.270018/06/2012-10,000,000.00 -10,000,000.00 -7,728,572.53-10,000,000.00USDXS068319633022/09/2011FIXED/0.450020/09/2012-150,000,000.00 -150,000,000.00 -115,928,587.99-150,000,000.00USDXS068606144029/09/2011FIXED/0.360029/06/2012-25,000,000.00 -25,000,000.00 -19,321,431.33-25,000,000.00USDXS068821240503/10/2011FIXED/0.450003/07/2012-250,000,000.00 -250,000,000.00 -193,214,313.32-250,000,000.00USDXS068865336805/10/2011FIXED/0.420005/07/2012-500,000,000.00 -500,000,000.00 -386,428,626.63-500,000,000.00USDXS069093230512/10/2011FIXED/0.580010/10/2012-107,000,000.00 -107,000,000.00 -82,695,726.10-107,000,000.00USDXS069255604513/10/2011FIXED/0.610011/10/2012-55,000,000.00 -55,000,000.00 -42,507,148.93-55,000,000.00USDXS069373852717/10/2011FIXED/0.690015/10/2012-80,000,000.00 -80,000,000.00 -61,828,580.26-80,000,000.00USDXS069377424117/10/2011FIXED/0.060017/01/2012-45,000,000.00 -45,000,000.00 -34,778,576.40-45,000,000.00USDXS069442595918/10/2011FIXED/0.695016/10/2012-120,000,000.00 -120,000,000.00 -92,742,870.39-120,000,000.00USDXS069533850819/10/2011FIXED/0.430019/04/2012-70,000,000.00 -70,000,000.00 -54,100,007.73-70,000,000.00USDXS069627447019/10/2011FIXED/0.430017/04/2012-47,000,000.00 -47,000,000.00 -36,324,290.90-47,000,000.00USDXS069627471019/10/2011FIXED/0.570016/07/2012-47,000,000.00 -47,000,000.00 -36,324,290.90-47,000,000.00USDXS069756611421/10/2011FIXED/0.440023/04/2012-10,000,000.00 -10,000,000.00 -7,728,572.53-10,000,000.00USDXS069784976724/10/2011FIXED/0.460024/04/2012-170,000,000.00 -170,000,000.00 -131,385,733.06-170,000,000.00USDXS069842585625/10/2011FIXED/0.750023/10/2012-220,000,000.00 -220,000,000.00 -170,028,595.72-220,000,000.00USDXS069920080326/10/2011FIXED/0.500026/04/2012-90,000,000.00 -90,000,000.00 -69,557,152.79-90,000,000.00USDXS069961622226/10/2011FIXED/0.500023/04/2012-25,000,000.00 -25,000,000.00 -19,321,431.33-25,000,000.00USDXS070001632127/10/2011FIXED/0.510027/04/2012-20,000,000.00 -20,000,000.00 -15,457,145.07-20,000,000.00USDXS070008980728/10/2011FIXED/0.510030/04/2012-75,000,000.00 -75,000,000.00 -57,964,293.99-75,000,000.00USDXS070071096431/10/2011FIXED/0.550030/04/2012-75,000,000.00 -75,000,000.00 -57,964,293.99-75,000,000.00USDXS070092182731/10/2011FIXED/0.870029/10/2012-15,000,000.00 -15,000,000.00 -11,592,858.80-15,000,000.00

USDXS070112787931/10/2011FIXED/0.640001/06/2012-25,000,000.00 -25,000,000.00 -19,321,431.33-25,000,000.00USDXS070144344131/10/2011FIXED/0.640018/05/2012-100,000,000.00 -100,000,000.00 -77,285,725.33-100,000,000.00USDXS070214067303/11/2011FIXED/0.940001/11/2012-75,000,000.00 -75,000,000.00 -57,964,293.99-75,000,000.00USDXS070214512803/11/2011FIXED/0.675004/06/2012-150,000,000.00 -150,000,000.00 -115,928,587.99-150,000,000.00USDXS070443759814/11/2011FIXED/0.675014/06/2012-260,000,000.00 -260,000,000.00 -200,942,885.85-260,000,000.00USDXS070491265708/11/2011FIXED/0.675008/06/2012-10,000,000.00 -10,000,000.00 -7,728,572.53-10,000,000.00USDXS070540835810/11/2011FIXED/0.720010/08/2012-700,000,000.00 -700,000,000.00 -541,000,077.29-700,000,000.00USDXS070544326410/11/2011FIXED/0.605011/06/2012-600,000,000.00 -600,000,000.00 -463,714,351.96-600,000,000.00USDXS070586258810/11/2011FIXED/0.860008/11/2012-15,000,000.00 -15,000,000.00 -11,592,858.80-15,000,000.00USDXS070616459614/11/2011FIXED/0.620014/08/2012-40,000,000.00 -40,000,000.00 -30,914,290.13-40,000,000.00USDXS070768283616/11/2011FIXED/0.500018/06/2012-29,000,000.00 -29,000,000.00 -22,412,860.34-29,000,000.00USDXS070769794115/11/2011FIXED/0.500015/06/2012-100,000,000.00 -100,000,000.00 -77,285,725.33-100,000,000.00USDXS070805570117/11/2011FIXED/0.520018/06/2012-500,000,000.00 -500,000,000.00 -386,428,626.63-500,000,000.00USDXS070868393218/11/2011FIXED/0.040018/01/2012-100,000,000.00 -100,000,000.00 -77,285,725.33-100,000,000.00USDXS070961415921/11/2011FIXED/0.580007/08/2012-15,000,000.00 -15,000,000.00 -11,592,858.80-15,000,000.00USDXS071219526123/11/2011FIXED/0.630019/11/2012-15,000,000.00 -15,000,000.00 -11,592,858.80-15,000,000.00USDXS071620921701/12/2011FIXED/0.040006/01/2012-200,000,000.00 -200,000,000.00 -154,571,450.65-200,000,000.00USDXS071791050806/12/2011FIXED/0.040004/01/2012-50,000,000.00 -50,000,000.00 -38,642,862.66-50,000,000.00USDXS072042336613/12/2011FIXED/0.070012/03/2012-125,000,000.00 -125,000,000.00 -96,607,156.66-125,000,000.00USDXS072251458416/12/2011FIXED/0.870014/12/2012-170,000,000.00 -170,000,000.00 -131,385,733.06-170,000,000.00USDXS072263782316/12/2011FIXED/0.070016/03/2012-22,500,000.00 -22,500,000.00 -17,389,288.20-22,500,000.00USDXS072467132521/12/2011FIXED/0.850014/12/2012-18,000,000.00 -18,000,000.00 -13,911,430.56-18,000,000.00USDXS072518969922/12/2011FIXED/0.820020/12/2012-6,000,000.00 -6,000,000.00 -4,637,143.52-6,000,000.00USDXS072529936522/12/2011FIXED/0.080022/03/2012-7,900,000.00 -7,900,000.00 -6,105,572.30-7,900,000.00-138,908,940,932.05 -139,035,780,375.23 -107,454,811,326.53 -139,035,780,375.23 Currency Borrowing number Value Date Interest rate Rate Maturity date Initial amount in currency of borrowing Nominal outstanding in currency of borrowing Nominal outstanding in EUR Nominal outstanding in USD (1) ZAR0136010030/04/1998FIXED/12.693731/12/2018-337,900,000.00 -89,838,317.75 -8,569,905.35-11,088,600.53ZAR0610010021/10/2003FIXED/8.000021/10/2013-250,000,000.00 -250,000,000.00 -23,848,135.08-30,857,101.97ZAR0610020030/12/2003FIXED/8.000021/10/2013-100,000,000.00 -100,000,000.00 -9,539,254.03-12,342,840.79ZAR0610030020/01/2004FIXED/8.000021/10/2013-100,000,000.00 -100,000,000.00 -9,539,254.03-12,342,840.79ZAR0610040004/02/2004FIXED/8.000021/10/2013-150,000,000.00 -150,000,000.00 -14,308,881.05-18,514,261.18ZAR0610050001/03/2004FIXED/8.000021/10/2013-150,000,000.00 -150,000,000.00 -14,308,881.05-18,514,261.18ZAR0610060002/06/2004FIXED/8.000021/10/2013-150,000,000.00 -150,000,000.00 -14,308,881.05-18,514,261.18ZAR0610070005/07/2004FIXED/8.000021/10/2013-150,000,000.00 -150,000,000.00 -14,308,881.05-18,514,261.18ZAR0610080023/08/2004FIXED/8.000021/10/2013-150,000,000.00 -150,000,000.00 -14,308,881.05-18,514,261.18ZAR0610090008/10/2004FIXED/8.000021/10/2013-150,000,000.00 -150,000,000.00 -14,308,881.05-18,514,261.18ZAR0610100015/10/2004FIXED/8.000021/10/2013-650,000,000.00 -650,000,000.00 -62,005,151.20-80,228,465.13ZAR0610110021/10/2004FIXED/8.000021/10/2013-150,000,000.00 -150,000,000.00 -14,308,881.05-18,514,261.18ZAR0772010004/11/2004FIXED/8.500004/11/2014-200,000,000.00 -200,000,000.00 -19,078,508.06-24,685,681.58ZAR0610120010/12/2004FIXED/8.000021/10/2013-200,000,000.00 -200,000,000.00 -19,078,508.06-24,685,681.58ZAR0610130001/03/2005FIXED/8.000021/10/2013-150,000,000.00 -150,000,000.00 -14,308,881.05-18,514,261.18ZAR0610140018/05/2005FIXED/8.000021/10/2013-150,000,000.00 -150,000,000.00 -14,308,881.05-18,514,261.18ZAR0883010001/06/2005FIXED/7.500001/06/2016-200,000,000.00 -200,000,000.00 -19,078,508.06-24,685,681.58ZAR0610150008/06/2005FIXED/8.000021/10/2013-150,000,000.00 -150,000,000.00 -14,308,881.05-18,514,261.18ZAR0610160008/06/2005FIXED/8.000021/10/2013-200,000,000.00 -200,000,000.00 -19,078,508.06-24,685,681.58ZAR0610170007/07/2005FIXED/8.000021/10/2013-200,000,000.00 -200,000,000.00 -19,078,508.06-24,685,681.58ZAR0883020019/07/2005FIXED/7.500001/06/2016-100,000,000.00 -100,000,000.00 -9,539,254.03-12,342,840.79ZAR0883030020/09/2005FIXED/7.500001/06/2016-100,000,000.00 -100,000,000.00 -9,539,254.03-12,342,840.79ZAR0883040027/10/2005FIXED/7.500001/06/2016-100,000,000.00 -100,000,000.00 -9,539,254.03-12,342,840.79ZAR0610180009/11/2005FIXED/8.000021/10/2013-100,000,000.00 -100,000,000.00 -9,539,254.03-12,342,840.79ZAR1186010019/05/2006FIXED/7.000019/05/2014-100,000,000.00 -100,000,000.00 -9,539,254.03-12,342,840.79

ZAR0610190026/06/2006FIXED/8.000021/10/2013-100,000,000.00 -100,000,000.00 -9,539,254.03-12,342,840.79ZAR0610200024/07/2006FIXED/8.000021/10/2013-100,000,000.00 -100,000,000.00 -9,539,254.03-12,342,840.79ZAR0610210024/07/2006FIXED/8.000021/10/2013-100,000,000.00 -100,000,000.00 -9,539,254.03-12,342,840.79ZAR0610220016/08/2006FIXED/8.000021/10/2013-100,000,000.00 -100,000,000.00 -9,539,254.03-12,342,840.79ZAR0772020031/08/2006FIXED/8.500004/11/2014-300,000,000.00 -300,000,000.00 -28,617,762.09-37,028,522.37ZAR0610230001/09/2006FIXED/8.000021/10/2013-100,000,000.00 -100,000,000.00 -9,539,254.03-12,342,840.79ZAR0610240001/09/2006FIXED/8.000021/10/2013-200,000,000.00 -200,000,000.00 -19,078,508.06-24,685,681.58ZAR0772030012/09/2006FIXED/8.500004/11/2014-300,000,000.00 -300,000,000.00 -28,617,762.09-37,028,522.37ZAR0610250021/09/2006FIXED/8.000021/10/2013-500,000,000.00 -500,000,000.00 -47,696,270.15-61,714,203.95ZAR0610260028/06/2007FIXED/8.000021/10/2013-250,000,000.00 -250,000,000.00 -23,848,135.08-30,857,101.97ZAR0610270015/10/2007FIXED/8.000021/10/2013-250,000,000.00 -250,000,000.00 -23,848,135.08-30,857,101.97ZAR0772040007/02/2008FIXED/8.500004/11/2014-200,000,000.00 -200,000,000.00 -19,078,508.06-24,685,681.58ZAR1416010004/03/2008FIXED/9.000004/03/2013-500,000,000.00 -500,000,000.00 -47,696,270.15-61,714,203.95ZAR0610280007/03/2008FIXED/8.000021/10/2013-150,000,000.00 -150,000,000.00 -14,308,881.05-18,514,261.18ZAR0772050014/03/2008FIXED/8.500004/11/2014-250,000,000.00 -250,000,000.00 -23,848,135.08-30,857,101.97ZAR1427010015/04/2008FIXED/9.000021/12/2018-500,000,000.00 -500,000,000.00 -47,696,270.15-61,714,203.95ZAR1430010015/04/2008FIXED/10.000015/04/2012-500,000,000.00 -500,000,000.00 -47,696,270.15-61,714,203.95ZAR0610290021/04/2008FIXED/8.000021/10/2013-150,000,000.00 -150,000,000.00 -14,308,881.05-18,514,261.18ZAR0772060008/04/2009FIXED/8.500004/11/2014-240,000,000.00 -240,000,000.00 -22,894,209.67-29,622,817.90ZAR1427020002/09/2009FIXED/9.000021/12/2018-275,000,000.00 -275,000,000.00 -26,232,948.58-33,942,812.17ZAR0610300016/09/2009FIXED/8.000021/10/2013-200,000,000.00 -200,000,000.00 -19,078,508.06-24,685,681.58ZAR0772070016/09/2009FIXED/8.500004/11/2014-210,000,000.00 -210,000,000.00 -20,032,433.46-25,919,965.66ZAR0610310007/10/2009FIXED/8.000021/10/2013-200,000,000.00 -200,000,000.00 -19,078,508.06-24,685,681.58ZAR0610320029/10/2009FIXED/8.000021/10/2013-300,000,000.00 -300,000,000.00 -28,617,762.09-37,028,522.37ZAR0772080004/11/2009FIXED/8.500004/11/2014-300,000,000.00 -300,000,000.00 -28,617,762.09-37,028,522.37ZAR0610330027/01/2010FIXED/8.000021/10/2013-300,000,000.00 -300,000,000.00 -28,617,762.09-37,028,522.37ZAR1427030027/01/2010FIXED/9.000021/12/2018-225,000,000.00 -225,000,000.00 -21,463,321.57-27,771,391.78ZAR0772090026/02/2010FIXED/8.500004/11/2014-500,000,000.00 -500,000,000.00 -47,696,270.15-61,714,203.95ZAR1687010015/03/2010FIXED/7.430017/03/2014-85,600,000.00 -85,600,000.00 -8,165,601.45-10,565,471.72ZAR0610340019/04/2010FIXED/8.000021/10/2013-300,000,000.00 -300,000,000.00 -28,617,762.09-37,028,522.37ZAR1717010020/05/2010FIXED/6.680029/05/2013-1,375,000,000.00 -1,165,000,000.00 -111,132,309.45-143,794,095.20ZAR1427040021/07/2010FIXED/9.000021/12/2018-150,000,000.00 -150,000,000.00 -14,308,881.05-18,514,261.18ZAR0772100010/08/2010FIXED/8.500004/11/2014-200,000,000.00 -200,000,000.00 -19,078,508.06-24,685,681.58ZAR0772110010/08/2010FIXED/8.500004/11/2014-150,000,000.00 -150,000,000.00 -14,308,881.05-18,514,261.18ZAR0883050001/09/2010FIXED/7.500001/06/2016-250,000,000.00 -250,000,000.00 -23,848,135.08-30,857,101.97ZAR0772120030/09/2010FIXED/8.500004/11/2014-150,000,000.00 -150,000,000.00 -14,308,881.05-18,514,261.18ZAR1186020001/10/2010FIXED/7.000019/05/2014-150,000,000.00 -150,000,000.00 -14,308,881.05-18,514,261.18ZAR1770010006/10/2010FIXED/7.000006/10/2015-200,000,000.00 -200,000,000.00 -19,078,508.06-24,685,681.58ZAR0883060008/10/2010FIXED/7.500001/06/2016-200,000,000.00 -200,000,000.00 -19,078,508.06-24,685,681.58ZAR1770020012/10/2010FIXED/7.000006/10/2015-200,000,000.00 -200,000,000.00 -19,078,508.06-24,685,681.58ZAR0883070018/10/2010FIXED/7.500001/06/2016-150,000,000.00 -150,000,000.00 -14,308,881.05-18,514,261.18ZAR1427050018/10/2010FIXED/9.000021/12/2018-200,000,000.00 -200,000,000.00 -19,078,508.06-24,685,681.58ZAR1773010026/10/2010FIXED/5.410024/10/2013-8,070,000.00 -8,070,000.00 -769,817.80-996,067.25ZAR1427060018/11/2010FIXED/9.000021/12/2018-150,000,000.00 -150,000,000.00 -14,308,881.05-18,514,261.18ZAR1427070030/11/2010FIXED/9.000021/12/2018-200,000,000.00 -200,000,000.00 -19,078,508.06-24,685,681.58ZAR0772130006/12/2010FIXED/8.500004/11/2014-150,000,000.00 -150,000,000.00 -14,308,881.05-18,514,261.18ZAR1427080018/01/2011FIXED/9.000021/12/2018-300,000,000.00 -300,000,000.00 -28,617,762.09-37,028,522.37ZAR0883080020/01/2011FIXED/7.500001/06/2016-300,000,000.00 -300,000,000.00 -28,617,762.09-37,028,522.37ZAR1770030024/01/2011FIXED/7.000006/10/2015-300,000,000.00 -300,000,000.00 -28,617,762.09-37,028,522.37ZAR0883090001/02/2011FIXED/7.500001/06/2016-250,000,000.00 -250,000,000.00 -23,848,135.08-30,857,101.97ZAR0772140004/02/2011FIXED/8.500004/11/2014-150,000,000.00 -150,000,000.00 -14,308,881.05-18,514,261.18ZAR1427090008/02/2011FIXED/9.000021/12/2018-300,000,000.00 -300,000,000.00 -28,617,762.09-37,028,522.37ZAR0883100015/02/2011FIXED/7.500001/06/2016-250,000,000.00 -250,000,000.00 -23,848,135.08-30,857,101.97

ZAR0883110015/02/2011FIXED/7.500001/06/2016-100,000,000.00 -100,000,000.00 -9,539,254.03-12,342,840.79ZAR1186030017/02/2011FIXED/7.000019/05/2014-150,000,000.00 -150,000,000.00 -14,308,881.05-18,514,261.18ZAR1427100023/02/2011FIXED/9.000021/12/2018-150,000,000.00 -150,000,000.00 -14,308,881.05-18,514,261.18ZAR0772150025/02/2011FIXED/8.500004/11/2014-100,000,000.00 -100,000,000.00 -9,539,254.03-12,342,840.79ZAR0772160025/02/2011FIXED/8.500004/11/2014-100,000,000.00 -100,000,000.00 -9,539,254.03-12,342,840.79ZAR0883120008/03/2011FIXED/7.500001/06/2016-250,000,000.00 -250,000,000.00 -23,848,135.08-30,857,101.97ZAR1770040009/03/2011FIXED/7.000006/10/2015-200,000,000.00 -200,000,000.00 -19,078,508.06-24,685,681.58ZAR1427110017/03/2011FIXED/9.000021/12/2018-200,000,000.00 -200,000,000.00 -19,078,508.06-24,685,681.58ZAR1815010018/03/2011FIXED/9.000031/03/2021-300,000,000.00 -300,000,000.00 -28,617,762.09-37,028,522.37ZAR1815020013/04/2011FIXED/9.000031/03/2021-150,000,000.00 -150,000,000.00 -14,308,881.05-18,514,261.18ZAR1770050024/05/2011FIXED/7.000006/10/2015-200,000,000.00 -200,000,000.00 -19,078,508.06-24,685,681.58ZAR1815030009/06/2011FIXED/9.000031/03/2021-150,000,000.00 -150,000,000.00 -14,308,881.05-18,514,261.18ZAR0883130022/06/2011FIXED/7.500001/06/2016-150,000,000.00 -150,000,000.00 -14,308,881.05-18,514,261.18ZAR1815040008/07/2011FIXED/9.000031/03/2021-150,000,000.00 -150,000,000.00 -14,308,881.05-18,514,261.18ZAR1427120027/07/2011FIXED/9.000021/12/2018-300,000,000.00 -300,000,000.00 -28,617,762.09-37,028,522.37ZAR1815050023/08/2011FIXED/9.000031/03/2021-150,000,000.00 -150,000,000.00 -14,308,881.05-18,514,261.18-20,656,570,000.00 -20,198,508,317.75 -1,926,787,018.88 -2,493,069,723.58 Totals -401,435,788,917.41 -519,417,767,279.72 (1) The USD equivalent amount may be calculated using the EUR/USD conversion rate of 1.2939 utilized for establishing the balance sheet of the registrant as at December 31, 2011